As filed with the Securities and Exchange Commission on September 29, 2003
                        Securities Act File No. 333-31359
                    Investment Company Act File No. 811-08295
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

         Pre-Effective Amendment No.  ____                                   [ ]

         Post-Effective Amendment No.  12                                    [X]
                                       ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

         Amendment No.     13                                                [X]
                          ----

                        (Check appropriate box or boxes.)


                         NEW PROVIDENCE INVESTMENT TRUST
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

       116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802-0069
       ------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

        Registrant's Telephone Number, including Area Code (252) 972-9922
                                                           --------------

                               C. Frank Watson III
       116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802-0069
       ------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With copies to:
                                 ---------------
                               Peter J. Shea, Esq.
                     Parker, Poe, Adams and Bernstein L.L.P.
                              Three Wachovia Center
                       401 South Tryon Street, Suite 3000
                               Charlotte, NC 28202

Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this filing
                                                -----------------------------

It is proposed that this filing will become effective:  (check appropriate box)

          [X] immediately upon filing pursuant to paragraph (b);
          [ ] on ________ (date) pursuant to paragraph (b);
          [ ] 60 days after filing pursuant to paragraph (a)(1);
          [ ] on ________  (date) pursuant to paragraph (a)(1);
          [ ] 75 days after filing pursuant to paragraph (a)(2); or
          [ ] on _______ (date) pursuant to paragraph (a)(2), of rule 485.

If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         NEW PROVIDENCE INVESTMENT TRUST


                       CONTENTS OF REGISTRATION STATEMENT


This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Wisdom Fund
    -Part A - Institutional Class Shares Prospectus
    -Part A - Investor Class Shares, Class B Shares,
              and Class C Shares Prospectus
    -Part B - Statement of Additional Information
Part C - Other Information and Signature Page
Exhibit Index
Exhibits

                                     PART A
                                     ======

                                    FORM N-1A


CUSIP Number 648224202                                       NASDAQ Symbol WSDIX
________________________________________________________________________________

                                   WISDOM FUND

                                 A series of the
                         NEW PROVIDENCE INVESTMENT TRUST

                           INSTITUTIONAL CLASS SHARES

________________________________________________________________________________

                                   PROSPECTUS
                               September 29, 2003


The Wisdom Fund ("Fund") seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions. The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by Berkshire Hathaway Inc.

This Fund is NOT affiliated in any way with Berkshire Hathaway Inc. There is no connection in any manner between the management of Berkshire Hathaway Inc., a public corporation, and that of the Wisdom Fund, a registered investment company. The Wisdom Fund simply seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc.


                               Investment Adviser
                               ------------------

                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                    Suite 200
                             Atlanta, Georgia 30327

                                 1-877-352-0020
                               www.wisdomfund.com




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVE...........................................................2

PRINCIPAL INVESTMENT STRATEGIES................................................2

PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................3

ADDITIONAL RISK DISCLOSURE.....................................................4

PERFORMANCE INFORMATION........................................................6

FEES AND EXPENSES OF THE FUND..................................................7

MANAGEMENT OF THE FUND.........................................................8

THE ADMINISTRATOR..............................................................9

THE TRANSFER AGENT.............................................................9

BROKERAGE PRACTICES...........................................................10

PURCHASING FUND SHARES........................................................10

REDEEMING FUND SHARES.........................................................12

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................15

FINANCIAL HIGHLIGHTS..........................................................16

ADDITIONAL INFORMATION................................................BACK COVER

                              INVESTMENT OBJECTIVE

The Wisdom Fund seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions.



                         PRINCIPAL INVESTMENT STRATEGIES

The Wisdom Fund seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc. ("BRK"). The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by BRK. BRK generally holds investments in common stocks of both publicly traded and privately held companies. The Fund's holdings will be primarily comprised of both securities substantially identical to those publicly traded securities owned by BRK, and securities which Atlanta Investment Counsel, LLC ("Adviser") believes possess similar characteristics to those of the privately held companies owned by BRK, to the extent those investments by BRK are publicly known. It is the intent of the Fund to own each security in the same relative percentage as that security is represented in the total investment portfolio of BRK.

The Fund will invest primarily in equity securities. The Fund may also invest in investment-grade fixed-income securities, money market instruments, real estate securities, precious metals securities, futures and options to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act") and consistent with the investment restrictions of the Fund as described in the Statement of Additional Information ("SAI").

In attempting to achieve its objective, the Fund may, from time to time, concentrate its investments in the securities of certain industries that are known to be owned by BRK. Under such circumstances, the Fund may invest in excess of 25% of its total assets in one or more industries. At other times, the Fund's concentration in any particular industry may amount to less than 25% of its total assets. It is important for investors to realize that the Fund's decision to concentrate or not to concentrate at any given time is not discretionary and will, in all cases, be a direct result of the investments known to be made by BRK.

The Fund will be guided by the following portfolio allocation principles:

o To the extent public information is available, the Fund will seek to invest in securities that are substantially identical to securities held by BRK;

o Due to inefficiency in publicly available information concerning the securities held by BRK, it will not be possible at all times for the Fund to own 100% of the publicly traded securities held by BRK. The Fund will, however, seek to hold, at all times, not less than 65% of the Fund's assets in those securities. It is also the intention of the Fund to own each such security in the same relative percentage as that security is held by BRK;

o It will not be possible to invest in the privately held companies owned by BRK. The Fund will, however, attempt to identify and invest in publicly traded companies with similar investment characteristics to those companies privately held by BRK; and

o The Fund will seek to manage its portfolio in a manner that will allow the Fund to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and so that it will not be subject to taxation as a corporation and will receive "pass through" tax treatment. Qualification as a RIC is central to the objective of the Fund and the performance of the Fund will be adversely affected if such qualification is not achieved.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Adviser may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.



                    PRINCIPAL RISKS OF INVESTING IN THE FUND

o The Fund will not be able to own the same portfolio as BRK (as some BRK holdings are not publicly traded). There can be no assurance that the Fund will meet its investment objective.

o For a number of reasons, an investor in the Wisdom Fund should not expect that the investment performance of the Fund will be able to track the investment performance of BRK. You could lose money on your investment in the Fund.

     1. The assets in the Fund will likely never be identical to the assets in the portfolio of BRK because BRK has, in many cases, acquired several companies in their entirety and has purchased companies that were never publicly available. Therefore, the Fund will seek to identify alternate investments which have similar investment characteristics, market volatility, and can reasonably be expected to generate a similar investment return.

     2. There are fees and expenses related to the management and distribution of the Fund that are not paid by individuals who invest directly in BRK. See the "Fees and Expenses of the Fund" section for more detailed information.

     3. There is no guarantee that the Adviser will have the ability to purchase securities on behalf of the Fund on terms as favorable as BRK has been able to purchase the same securities.

     4. Investment decisions made by BRK are not always known to the public even immediately after those decisions are made. The reputation that BRK enjoys in the investment community often results in price movement in securities selected for inclusion in the BRK portfolio, resulting in price appreciation. The price of the security will likely be different by the time the Fund enters its purchase order, and its brokerage arrangements may result in different commissions being paid for the purchase of the same securities.

     5. BRK is a corporation subject to income taxes. The Fund, if it qualifies as a RIC for tax purposes, will not be subject to tax. Thus, the effect of income taxes paid by BRK is likely to be a divergence of long-term investment performance between BRK and the Fund, although it will be a divergence in favor of the Fund. Nevertheless, in order to qualify as a RIC, the Fund will need to comply with certain tax requirements that will limit the Fund's investments.

     6. Certain investment decisions of BRK may be strongly guided by tax considerations not applicable to the Fund. Accordingly, to the extent the Fund emulates BRK's investment strategy, the Fund may enter into certain securities transactions, or fail to sell certain securities, that would not necessarily be entered into if the Fund were more actively managed.

Non-diversified Status. The Fund is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. With respect to 75% of its assets, the Fund is not subject to the general limitation that it will not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Fund is permitted greater flexibility to invest a higher percentage of its assets in the securities of a single issuer or a limited number of issuers, it is exposed to increased risk of loss if such an investment underperforms expectations.

Concentration. Another area of risk involves the potential concentration of the Fund's assets in securities of particular industries. Because the Fund's investments may, from time to time, be concentrated in particular industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industries and, as a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the industries in which the Fund may invest could be subject to greater government regulation than other industries and, therefore, changes in regulatory policies for those industries may have a material effect on the value of securities issued by companies in those industries.



                           ADDITIONAL RISK DISCLOSURE

The Trustees of the Trust ("Trustees") and the Adviser and administrator feel that certain additional information should be available to you concerning the risks of investing in the Fund. Such information is provided here for those who feel it is helpful in their investment decision-making process:

o The Fund will be valued at net asset value, using the total of the securities valued in the portfolio less the Fund's accrued liabilities, as a determinant of total and per share value. BRK is a corporation, and its stock is traded on the New York Stock Exchange ("NYSE"). The investment return of the Fund will be dependent solely upon the direct investments held by the Fund. The share price of BRK, in contrast, is based upon the market valuation of BRK as that company's stock is traded on the NYSE. Factors taken into account by investors buying and selling BRK shares may be dependent upon many factors (as with any common stock), which will not necessarily be limited to the investments held by BRK in its own portfolio.

o While the Fund will invest primarily in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. With regard to foreign securities, the risks may include additional foreign taxes, currency exchange rate fluctuation, less public information, and risks associated with U.S. and foreign regulations and political and social instability. With regard to illiquid securities, risks include potential delays on resale and uncertainty in valuation of such securities. Securities purchased pursuant to repurchase agreements involve a risk of decline in value of collateral and the associated costs of foreclosing on collateral. Securities purchased on a "when issued" basis, involve the risk of a loss if the value of the security to be purchased declines prior to the settlement date. To the extent that equity securities will generally comprise the primary portion of the Fund's portfolio, the Fund's net asset value will be subject to stock market fluctuation, and a decline in the amount of your principal investment is a risk of investing in the Fund. The Fund's net asset value may also fluctuate due to fluctuation in the value of the fixed-income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid.

o As previously noted, however, the Fund intends to limit its investments so as to comply with diversification requirements imposed by the Code, for qualification as a RIC. The Fund spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Fund will experience price volatility, the extent of which will be affected by the types of securities and techniques the Fund uses. The Adviser may use various investment techniques to hedge risks, including investment in derivative instruments, but there is no guarantee that these strategies will work as intended.

                             PERFORMANCE INFORMATION

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Institutional Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                           Year to Year Total Returns
                               (as of December 31)
                               -------------------

                                 2000    20.67%
                                 2001    -6.62%
                                 2002    -4.09%


     o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 10.96% (quarter ended September 30, 2000).
     o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (9.37)% (quarter ended September 30, 2002).
     o The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was 7.65% (quarter ended June 30, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

---------------------------------------------------- ----------- ---------------
Average Annual Total Returns                           Past 1        Since
Period Ended December 31, 2002                          Year       Inception^1
---------------------------------------------------- ----------- ---------------
Wisdom Fund - Institutional Class Shares
   Before taxes                                        (4.09)%        2.02 %
   After taxes on distributions                        (4.09)%        1.60 %
   After taxes on distributions and sale of shares     (2.51)%        1.44 %
---------------------------------------------------- ----------- ---------------
S&P 500 Total Return Index^2                          (22.10)%       (7.27)%
---------------------------------------------------- ----------- ---------------

1    February 16, 1999  (commencement of operations of the  Institutional  Class
     Shares)
2 The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees for Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
        (as a percentage of offering price) .........................None
     Redemption Fee
        (as a percentage of amount redeemed) ........................None


          Annual Fund Operating Expenses for Institutional Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees.................................................0.50%
     Distribution and/or Service (12b-1) Fees........................None
     Other Expenses*.................................................1.17%
                                                                     -----
     Total Annual Fund Operating Expenses*...........................1.67%
                                                                     =====

* "Other Expenses and Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended May 31, 2003. The Adviser has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending May 31, 2004. For the fiscal year ended May 31, 2003, the amount of expenses waived and reimbursed by the Adviser under this agreement totaled 0.05% of the average daily net assets of the Institutional Class Shares of the Fund and, as a result, the Total Annual Fund Operating Expenses were 1.62% of the average daily net assets of the Institutional Class Shares of the Fund. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Subject to approval by the Board of Trustees, the Adviser may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

EXAMPLE: This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. It is intended to help you compare the costs of investing in the Fund versus other mutual funds. The projections are based upon a hypothetical investment of $10,000 for the time periods indicated, assuming all dividends and distributions are reinvested, and that all shares will be redeemed at the end of each period. The example assumes a 5% total investment return each year, and assumes that the Fund's expenses will remain exactly the same, although fee waivers and reimbursements, if any, made in accordance with the Expense Limitation Agreement are not reflected after the first year. Both scenarios are unlikely to occur simultaneously, so the projection should be considered only an estimate. Your actual costs, which may be higher or lower, based on these assumptions would be:

  ------------------- ------------ ------------- ------------- --------------
    Number of Years      1 Year       3 Years       5 Years       10 Years
  ------------------- ------------ ------------- ------------- --------------
          Fees            $170         $526          $907         $1,976
  ------------------- ------------ ------------- ------------- --------------



                             MANAGEMENT OF THE FUND

The Fund is a series of the New Providence Investment Trust ("Trust"), which is a registered open-end management investment company organized as a Massachusetts business trust on July 9, 1997. The Fund is currently the only series of the Trust. Series of the Trust are authorized to offer multiple classes of shares. In addition to the Institutional Class Shares of the Fund, the Fund also offers Investor Class Shares, Class B Shares, and Class C Shares, all of which are offered by another prospectus.

The Fund's investment adviser is Atlanta Investment Counsel, LLC which, subject to the supervision and direction of the Trustees, has overall responsibility for the general management of the Fund and provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities pursuant to an Investment Advisory Agreement with the Trust. The Adviser was formed in 1998 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Adviser has served solely as the investment adviser to the Fund and is located at 3717 Haddon Hall Road, NW, Suite 200, Atlanta, Georgia 30327.

C. Douglas Davenport, J.D., President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio including the selection of investments on behalf of the Fund. Mr. Davenport has been involved with the Adviser since its inception in 1998. Previously, Mr. Davenport served as a stockbroker and held advisory positions with various investment company service providers.

As compensation for managing the Fund, the Fund pays the Adviser a monthly fee at the annual rate of 0.50% of the first $500 million of the average daily net assets of the Fund and 0.40% on assets over $500 million. During the Fund's last fiscal year, the fiscal year ended May 31, 2003, the Adviser waived a portion of its fee in the amount of $9,452. As a result, the advisory fee paid to the Adviser by the Fund as a percentage of average annual net assets for the last fiscal year was 0.46%.

In addition to the management fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements, and statements of additional information; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; registration and/or filing fees; any federal, state, or local income or other taxes; any interest;

any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Trust's series on a basis that the Trustees deems fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Adviser has entered into an amended expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending May 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Adviser or the Trust at the end of the then-current term upon not less than 90 days notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Adviser for the management fees waived or limited, and/or other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous five fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than 1.75% as stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


                                THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Adviser in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


                               THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the sections entitled "Purchasing Fund Shares" and "Redeeming Fund Shares" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.

                               BROKERAGE PRACTICES

In selecting brokers and dealers, the Adviser may consider research and brokerage services furnished to either the Adviser or its affiliates. Subject to seeking the most favorable net price and execution available, the Adviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through Donaldson & Co., Incorporated, a registered broker-dealer affiliate of the Adviser. The Trustees review the brokerage policies and rates quarterly.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Adviser unless pursuant to an exemptive order from the SEC. The Fund may apply for such exemptive relief. The Fund does not consider broker-dealer affiliates of an investment adviser to one fund to be affiliates of the investment advisers to other funds for which the investment adviser does not provide investment advice. The Fund has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Adviser does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading. The Fund has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Adviser or the Adviser is an underwriter.


                             PURCHASING FUND SHARES

Institutional Class Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $25,000. The minimum additional investment is $250. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the minimum investment. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is received in good form from a shareholder investing in or redeeming from the Fund. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. The net asset value per share of the Fund is normally determined at the time trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, with your check made payable to the "Wisdom Fund," to:

             Wisdom Fund
             Institutional Class Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding SSNs and TINs are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions to:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For the Wisdom Fund - Institutional Class Shares
             Acct. # 2000001293241
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $250. Before adding funds by bank wire, please notify the Fund at 1-800-773-3863 and following the above directions for wire purchases. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in your letter.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for Institutional Class Shares of any other series of the Trust offered for sale in the state in which you reside. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. However, the Fund is currently the only series of the Trust being offered.

The Trustees reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Adviser to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Adviser, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

                              REDEEMING FUND SHARES

Regular Mail Redemptions. Your request should be addressed to the Wisdom Fund, c/o NC Shareholder Services, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption should include:

o Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

o    Any required signature guarantees (see "Signature Guarantees" below); and

o Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 252-972-1908). The confirmation instructions must include:

     o    Designation of Class (Institutional Class Shares),
     o    Shareholder(s) name and account number,
     o    Number of shares or dollar amount to be redeemed,
     o    Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder, and
     o Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Additional Information

Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after the redemption order is received. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities. Redemptions from retirement plans may be subject to federal income tax withholding.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gain tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gain tax rate. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distributions resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund's Institutional Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Institutional Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                           INSTITUTIONAL CLASS SHARES
                (For a Share Outstanding Throughout each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                         Year ended     Year ended    Year ended     Year ended      Period ended
                                                           May 31,        May 31,       May 31,        May 31,          May 31,
                                                            2003           2002          2001           2000            1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $     11.54    $     10.80    $      9.90    $      9.91    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ................         (0.03)         (0.02)          0.17           0.18           0.04
        Net realized and unrealized (loss) gain
            on investments ..........................         (0.39)          0.85           0.90          (0.01)         (0.09)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations ........         (0.42)          0.83           1.07           0.17          (0.05)
                                                        -----------    -----------    -----------    -----------    -----------
   Distributions to shareholders from
        Net investment income .......................          0.00           0.00          (0.17)         (0.18)         (0.04)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------
            Total distributions .....................          0.00          (0.09)         (0.17)         (0.18)         (0.04)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period ......................   $     11.12    $     11.54    $     10.80    $      9.90    $      9.91
                                                        ===========    ===========    ===========    ===========    ===========
Total return ........................................         (3.64)%         7.78 %        10.70 %         1.64 %        (0.45)%(b)
                                                        ===========    ===========    ===========    ===========    ===========
Ratios/supplemental data
   Net assets, end of period ........................   $ 4,228,602    $ 3,924,962    $ 3,164,763    $ 2,710,312    $   498,213
                                                        ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.67 %         3.19 %         3.30 %         5.05 %        23.94 %(c)
        After expense reimbursements and waived fees           1.62 %         1.71 %         0.26 %         0.00 %         0.00 %(c)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.30)%        (1.65)%        (1.47)%        (2.87)%       (22.69)%(c)
        After expense reimbursements and waived fees          (0.25)%        (0.17)%         1.57 %         2.18 %         1.26 %(c)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.
(b) Not Annualized.
(c) Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                   WISDOM FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund:

     By telephone:                      1-800-773-3863


     By mail:                           Wisdom Fund
                                        Institutional Class Shares
                                        c/o NC Shareholder Services
                                        116 South Franklin Street
                                        Post Office Box 4365
                                        Rocky Mount, NC  27803-0365


     By e-mail:                         info@ncfunds.com


     On the Internet:                   www.wisdomfund.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act file number 811-08295

Class B Shares CUSIP Number 648224400,  NASDAQ Symbol WSDBX
Class C Shares CUSIP Number  648224509,  NASDAQ  Symbol  WSDCX
Investor  Class  Shares  CUSIP Number 648224301, NASDAQ Symbol WSDVX
________________________________________________________________________________

                                   WISDOM FUND

                                 A series of the
                         NEW PROVIDENCE INVESTMENT TRUST

                                 CLASS B SHARES
                                 CLASS C SHARES
                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS
                               September 29, 2003

The Wisdom Fund ("Fund") seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions. The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by Berkshire Hathaway Inc.

This Fund is NOT affiliated in any way with Berkshire Hathaway Inc. There is no connection in any manner between the management of Berkshire Hathaway Inc., a public corporation, and that of the Wisdom Fund, a registered investment company. The Wisdom Fund simply seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc.



                               Investment Adviser
                               ------------------

                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                    Suite 200
                             Atlanta, Georgia 30327

                                 1-877-352-0020
                               www.wisdomfund.com


The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVE...........................................................2

PRINCIPAL INVESTMENT STRATEGIES................................................2

PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................3

ADDITIONAL RISK DISCLOSURE.....................................................4

PERFORMANCE INFORMATION........................................................5

FEES AND EXPENSES OF THE FUND..................................................7

MANAGEMENT OF THE FUND.........................................................8

THE ADMINISTRATOR..............................................................9

THE TRANSFER AGENT............................................................10

BROKERAGE PRACTICES...........................................................10

PURCHASING FUND SHARES........................................................10

REDEEMING FUND SHARES.........................................................16

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................19

FINANCIAL HIGHLIGHTS..........................................................20

ADDITIONAL INFORMATION................................................BACK COVER

                              INVESTMENT OBJECTIVE

The Wisdom Fund seeks to provide investors with a maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions.


                         PRINCIPAL INVESTMENT STRATEGIES

The Wisdom Fund seeks to emulate as closely as possible the investment management policies of Berkshire Hathaway Inc. ("BRK"). The Fund will seek to achieve this objective by investing as closely as possible in the securities known to be owned by BRK. BRK generally holds investments in common stocks of both publicly traded and privately held companies. The Fund's holdings will be primarily comprised of both securities substantially identical to those publicly traded securities owned by BRK, and securities which Atlanta Investment Counsel, LLC ("Adviser") believes possess similar characteristics to those of the privately held companies owned by BRK, to the extent those investments by BRK are publicly known. It is the intent of the Fund to own each security in the same relative percentage as that security is represented in the total investment portfolio of BRK.

The Fund will invest primarily in equity securities. The Fund may also invest in investment-grade fixed-income securities, money market instruments, real estate securities, precious metals securities, futures and options to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act") and consistent with the investment restrictions of the Fund as described in the Statement of Additional Information ("SAI").

In attempting to achieve its objective, the Fund may, from time to time, concentrate its investments in the securities of certain industries that are known to be owned by BRK. Under such circumstances, the Fund may invest in excess of 25% of its total assets in one or more industries. At other times, the Fund's concentration in any particular industry may amount to less than 25% of its total assets. It is important for investors to realize that the Fund's decision to concentrate or not to concentrate at any given time is not discretionary and will, in all cases, be a direct result of the investments known to be made by BRK.

The Fund will be guided by the following portfolio allocation principles:

o To the extent public information is available, the Fund will seek to invest in securities that are substantially identical to securities held by BRK;

o Due to inefficiency in publicly available information concerning the securities held by BRK, it will not be possible at all times for the Fund to own 100% of the publicly traded securities held by BRK. The Fund will, however, seek to hold, at all times, not less than 65% of the Fund's assets in those securities. It is also the intention of the Fund to own each such security in the same relative percentage as that security is held by BRK;

o It will not be possible to invest in the privately held companies owned by BRK. The Fund will, however, attempt to identify and invest in publicly traded companies with similar investment characteristics to those companies privately held by BRK; and

o The Fund will seek to manage its portfolio in a manner that will allow the Fund to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and so that it will not be subject to taxation as a corporation and will receive "pass through" tax treatment. Qualification as a RIC is central to the objective of the Fund and the performance of the Fund will be adversely affected if such qualification is not achieved.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Adviser may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent that the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.


                    PRINCIPAL RISKS OF INVESTING IN THE FUND

o The Fund will not be able to own the same portfolio as BRK (as some BRK holdings are not publicly traded). There can be no assurance that the Fund will meet its investment objective.

o For a number of reasons, an investor in the Fund should not expect that the investment performance of the Fund will be able to track the investment performance of BRK. You could lose money on your investment in the Fund.

     1. The assets in the Fund will likely never be identical to the assets in the portfolio of BRK because BRK has, in many cases, acquired several companies in their entirety and has purchased companies that were never publicly available. Therefore, the Fund will seek to identify alternate investments which have similar investment characteristics, market volatility, and can reasonably be expected to generate a similar investment return.

     2. There are fees and expenses related to the management and distribution of the Fund that are not paid by individuals who invest directly in BRK. See the "Fees and Expenses of the Fund" section for more detailed information.

     3. There is no guarantee that the Adviser will have the ability to purchase securities on behalf of the Fund on terms as favorable as BRK has been able to purchase the same securities.

     4. Investment decisions made by BRK are not always known to the public even immediately after those decisions are made. The reputation that BRK enjoys in the investment community often results in price movement in securities selected for inclusion in the BRK portfolio, resulting in price appreciation. The price of the security will likely be different by the time the Fund enters its purchase order, and its brokerage arrangements may result in different commissions being paid for the purchase of the same securities.

     5. BRK is a corporation subject to income taxes. The Fund, if it qualifies as a RIC for tax purposes, will not be subject to tax. Thus, the effect of income taxes paid by BRK is likely to be a divergence of long-term investment performance between BRK and the Fund, although it will be a divergence in favor of the Fund. Nevertheless, in order to qualify as a RIC, the Fund will need to comply with certain tax requirements that will limit the Fund's investments.

     6. Certain investment decisions of BRK may be strongly guided by tax considerations not applicable to the Fund. Accordingly, to the extent the Fund emulates BRK's investment strategy, the Fund may enter into certain securities transactions, or fail to sell certain securities, that would not necessarily be entered into if the Fund were more actively managed.

Non-diversified Status. The Fund is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. With respect to 75% of its assets, the Fund is not subject to the general limitation that it will not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Fund is permitted greater flexibility to invest a higher percentage of its assets in the securities of a single issuer or a limited number of issuers, it is exposed to increased risk of loss if such an investment underperforms expectations.

Concentration. Another area of risk involves the potential concentration of the Fund's assets in securities of particular industries. Because the Fund's investments may, from time to time, be concentrated in particular industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industries and, as a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the industries in which the Fund may invest could be subject to greater government regulation than other industries and, therefore, changes in regulatory policies for those industries may have a material effect on the value of securities issued by companies in those industries.


                           ADDITIONAL RISK DISCLOSURE

The Trustees of the Trust ("Trustees") and the Adviser and administrator feel that certain additional information should be available to you concerning the risks of investing in the Fund. Such information is provided here for those who feel it is helpful in their investment decision-making process:

o The Fund will be valued at net asset value, using the total of the securities valued in the portfolio less the Fund's accrued liabilities, as a determinant of total and per share value. BRK is a corporation, and its stock is traded on the New York Stock Exchange ("NYSE"). The investment return of the Fund will be dependent solely upon the direct investments held by the Fund. The share price of BRK, in contrast, is based upon the market valuation of BRK as that company's stock is traded on the NYSE. Factors taken into account by investors buying and selling BRK shares may be dependent upon many factors (as with any common stock), which will not necessarily be limited to the investments held by BRK in its own portfolio.

o While the Fund will invest primarily in common stocks and bonds traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. With regard to foreign securities, the risks may include additional foreign taxes, currency exchange rate fluctuation, less public information, and risks associated with U.S. and foreign regulations and political and social instability. With regard to illiquid securities, risks include potential delays on resale and uncertainty in valuation of such securities. Securities purchased pursuant to repurchase agreements involve a risk of decline in value of collateral and the associated costs of foreclosing on collateral. Securities purchased on a "when issued" basis, involve the risk of a loss if the value of the security to be purchased declines prior to the settlement date. To the extent that equity securities will generally comprise the primary portion of the Fund's portfolio, the Fund's net asset value will be subject to stock market fluctuation, and a decline in the amount of your principal investment is a risk of investing in the Fund. The Fund's net asset value may also fluctuate due to fluctuation in the value of the fixed-income securities in the portfolio as a result of changes in the market interest rate, downgrading of the rating of a particular debt instrument, or other changes in the interest rate and fixed income market environment. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid.

o As previously noted, however, the Fund intends to limit its investments so as to comply with diversification requirements imposed by the Code, for qualification as a RIC. The Fund spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Fund will experience price volatility, the extent of which will be affected by the types of securities and techniques the Fund uses. The Adviser may use various investment techniques to hedge risks, including investment in derivative instruments, but there is no guarantee that these strategies will work as intended.




                             PERFORMANCE INFORMATION

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)

                                2000   20.27%
                                2001   -6.88%
                                2002   -4.26%

     o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 10.93% (quarter ended September 30, 2000).
     o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (9.54)% (quarter ended September 30, 2002).
     o The calendar year-to-date return for the Investor Class Shares as of the most recent calendar quarter was 7.45% (quarter ended June 30, 2003).
     o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are shown for only the Investor Class Shares. After-tax returns for the Class B Shares and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------ ----------------- ----------------
Average Annual Total Returns                               Past 1            Since
Period Ended December 31, 2002^1                            Year           Inception^2
------------------------------------------------------ ----------------- ----------------
Class B Shares
   Before taxes                                            (8.81)%           (0.25)%
------------------------------------------------------ ----------------- ----------------
Class C Shares
   Before taxes                                            (5.94)%            0.72 %
------------------------------------------------------ ----------------- ----------------
Investor Class Shares
   Before taxes                                            (9.77)%            0.21 %
   After taxes on distributions                            (9.77)%           (0.10)%
   After taxes on distributions and sale of shares         (6.00)%            0.04 %
------------------------------------------------------ ----------------- ----------------
S&P 500 Total Return Index^3                              (22.10)%           (7.27)%
------------------------------------------------------ ----------------- ----------------

    ^1 Maximum contingent deferred sales charges and maximum sales loads are reflected in the table above for the Class B Shares, Class C Shares, and Investor Class Shares, as applicable.
    ^2 November 16, 1999 (commencement of operations of the Class B Shares and Class C Shares) and February 16, 1999 (commencement of operations of the Investor Class Shares). The Since Inception return for the S&P 500 Total Return Index is based on the inception date of the Investor Class Shares.
    ^3 The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

----------------------------------------------------------------- ------------ ------------- ------------
                                                                                              Investor
                                                                     Class B      Class C        Class
                                                                     Shares        Shares       Shares
----------------------------------------------------------------- ------------ ------------- ------------
Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price)                                0.00%        0.00%        5.75%
------------------------------------------------------------------ ------------ ------------ -----------
Maximum Deferred Sales Charge (Load)
   (as a percentage of amount purchased or redeemed, whichever        4.00%^1      1.00%^2      None^3
    is lower)
------------------------------------------------------------------ ------------ ------------ -----------
Redemption Fee                                                         None         None        None
------------------------------------------------------------------ ------------ ------------ -----------

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

----------------------------------------------------------------- ------------ ------------- ------------
                                                                                              Investor
                                                                    Class B      Class C        Class
                                                                    Shares        Shares       Shares
----------------------------------------------------------------- ------------ ------------- ------------
Management Fees                                                      0.50%        0.50%         0.50%
----------------------------------------------------------------- ------------ ------------- ------------
Distribution and/or Service (12b-1) Fees                             1.00%        1.00%         0.25%
----------------------------------------------------------------- ------------ ------------- ------------
Other Expenses^4                                                     1.16%        1.16%         1.16%
----------------------------------------------------------------- ------------ ------------- ------------
Total Annual Fund Operating Expenses^4                               2.66%        2.66%         1.91%
----------------------------------------------------------------- ------------ ------------- ------------

    ^1 Maximum Deferred Sales Charge or "contingent deferred sales charge" for the Class B Shares is imposed on proceeds redeemed within a six year period at the following rates: 4.00% the first and second years, 3.00% the third and fourth years, 2.00% the fifth year, and 1.00% the sixth year. Class B Shares will convert automatically to Investor Class Shares after the eighth year, without the imposition of any sales load. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

    ^2 Maximum Deferred Sales Charge or "contingent deferred sales charge" for the Class C Shares is imposed on proceeds redeemed within one year of the purchase date. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

    ^3 The Investor Class Shares imposes a 1.00% "contingent deferred sales charge" for transactions over $1,000,000 on proceeds that are redeemed within one year of the purchase date.

    ^4 "Other Expenses" and "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended May 31, 2003. The Adviser has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of each class of shares of the Fund for the fiscal year ending May 31, 2004. For the fiscal year ended May 31, 2003, the amount of expenses waived and reimbursed by the Adviser under this agreement totaled 0.04% of the average daily net assets of each of the Class B, Class C, and Investor Class Shares of the Fund and, as a result, the Total Annual Fund Operating Expenses were 2.62%, 2.62%, and 1.87% of the average daily net assets of the Class B, Class C, and Investor Class Shares, respectively, of the Fund. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Subject to approval by the Board of Trustees, the Adviser may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

EXAMPLE: This example shows you the expenses you may pay over time by investing in the Fund. It is intended to help you compare the costs of investing in this Fund versus other mutual funds. The projections are based upon a hypothetical investment of $10,000 in each of the Class B Shares, Class C Shares, and Investor Class Shares of the Fund for the periods indicated, assuming all dividends and distributions are reinvested, and that the full amount invested is redeemed at the end of each period. The example assumes a 5% total investment return each year and that the Fund's expenses will remain exactly the same, although fee waivers and reimbursements, if any, made in accordance with the Expense Limitation Agreement are not reflected after the first year. Both scenarios are unlikely to occur simultaneously, so the projection should be considered only an estimate. Your actual costs, which may be higher or lower, based on these assumptions would be:

-------------------------------------------- ------------ -------------- ------------- -------------
          If Shares Are Redeemed:              1 Year        3 Years       5 Years        10 Years
-------------------------------------------- ------------ -------------- ------------- -------------
              Class B Shares                    $669         $1,126         $1,610        $2,993
-------------------------------------------- ------------ -------------- ------------- -------------
              Class C Shares                    $369          $826          $1,410        $2,993
-------------------------------------------- ------------ -------------- ------------- -------------
           Investor Class Shares                $758         $1,141         $1,547        $2,679
-------------------------------------------- ------------ -------------- ------------- -------------


-------------------------------------------- ------------ -------------- ------------- -------------
       If Shares Are Not Redeemed:              1 Year        3 Years       5 Years      10 Years
-------------------------------------------- ------------ -------------- ------------- -------------
              Class B Shares                    $269          $826          $1,410        $2,993
-------------------------------------------- ------------ -------------- ------------- -------------
              Class C Shares                    $269          $826          $1,410        $2,993
-------------------------------------------- ------------ -------------- ------------- -------------
           Investor Class Shares                $758         $1,141         $1,547        $2,679
-------------------------------------------- ------------ -------------- ------------- -------------



                             MANAGEMENT OF THE FUND

The Fund is a series of the New Providence Investment Trust ("Trust"), which is a registered open-end management investment company organized as a Massachusetts business trust on July 9, 1997. The Fund is currently the only series of the Trust. Series of the Trust are authorized to offer multiple classes of shares. In addition to the Class B Shares, Class C Shares, and Investor Class Shares of the Fund, the Fund also offers Institutional Class Shares that are offered by another prospectus.

The Fund's investment adviser is Atlanta Investment Counsel, LLC which, subject to the supervision and direction of the Trustees of the Trust ("Trustees"), has overall responsibility for the general management of the Fund and provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities pursuant to an Investment Advisory Agreement with the Trust. The Adviser was formed in 1998 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Adviser has served solely as the investment adviser to the Fund and is located at 3717 Haddon Hall Road, NW, Suite 200, Atlanta, Georgia 30327.

C. Douglas Davenport, J.D., President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio including the selection of investments on behalf of the Fund. Mr. Davenport has been involved with the Adviser since its inception in 1998. Previously, Mr. Davenport served as a stockbroker and held advisory positions with various investment company service providers.

As compensation for managing the Fund, the Fund pays the Adviser a monthly fee at the annual rate of 0.50% of the first $500 million of the average daily net assets of the Fund and 0.40% on assets over $500 million. During the Fund's last fiscal year, the fiscal year ended May 31, 2003, the Adviser waived a portion of its fee in the amount of $9,452. As a result, the advisory fee paid to the Adviser by the Fund as a percentage of average annual net assets for the last fiscal year was 0.46%.

In addition to the management fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements, and statements of additional information; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; registration and/or filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Trust's series on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

As discussed in greater detail below under "Distribution of the Fund's Shares," the Class B Shares, Class C Shares, and Investor Class Shares will be subject to certain distribution-related expenses in connection with activities primarily intended to result in the sale of those shares under separate plans adopted under Rule 12b-1 of the 1940 Act for each class of shares.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Adviser has entered into an amended expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average daily net assets of the Class B Shares, Class C Shares, and Investor Class Shares of the Fund for the fiscal year ending May 31, 2003. It is expected that the
Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Adviser or the Trust at the end of the then-current term upon not less than 90 days notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Adviser for the management fees waived or limited, and/or other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous five fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than 1.75% as stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

                                THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Adviser in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

                               THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the sections entitled "Purchasing Fund Shares" and "Redeeming Fund Shares" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


                               BROKERAGE PRACTICES

In selecting brokers and dealers, the Adviser may consider research and brokerage services furnished to either the Adviser or its affiliates. Subject to seeking the most favorable net price and execution available, the Adviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades may be cleared through Donaldson & Co., Incorporated, a registered broker-dealer affiliate of the Adviser. The Trustees review the brokerage policies and rates quarterly.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Adviser unless pursuant to an exemptive order from the SEC. The Fund may apply for such exemptive relief. The Fund does not consider broker-dealer affiliates of an investment adviser to one fund to be affiliates of the investment advisers to other funds for which the investment adviser does not provide investment advice. The Fund has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Adviser does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading. The Fund has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Adviser or the Adviser is an underwriter.


                             PURCHASING FUND SHARES

PURCHASE OPTIONS

You may select from three separate classes of shares of the Wisdom Fund:

Class B Shares

     o    No front-end sales charge.
     o    Distribution and service plan (Rule 12b-1) fees of 1.00%.
     o    A contingent deferred sales charge ("CDSC"), as described below.

Class C Shares

     o    No front-end sales charge.
     o    Distribution  and service plan (Rule  12b-1) fees of 1.00%.
     o    A 1.00% CDSC on shares sold within one year of purchase.

Investor Class Shares

     o    A 5.75% front-end sales charge.
     o    Distribution and service plan (Rule 12b-1) fees of 0.25%.
     o A 1.00% CDSC on shares sold within one year of purchase for shareholder transactions over $1,000,000.

There is no CDSC on shares acquired through the reinvestment of dividends and distributions.

In order to keep any applicable CDSC as low as possible, each time that you place a redemption request, the Fund will first redeem any shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

CLASS B SHARES

Class B Shares are sold at net asset value. The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $250. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the minimum investment.

Contingent Deferred Sales Charges

If you redeem your Class B Shares within the first six years of purchase you may be subject to a contingent deferred sales charge.

The CDSC is imposed on the redemption proceeds according to the following schedule:
---------------------------------------------- -------------------------------
                                                   Contingent Deferred
     Year of Redemption After Purchase                Sales Charge
---------------------------------------------- -------------------------------
                    First                                    4%
---------------------------------------------- -------------------------------
                   Second                                    4%
---------------------------------------------- -------------------------------
                    Third                                    3%
---------------------------------------------- -------------------------------
                   Fourth                                    3%
---------------------------------------------- -------------------------------
                    Fifth                                    2%
---------------------------------------------- -------------------------------
                    Sixth                                    1%
---------------------------------------------- -------------------------------
            Seventh and following                            0%
---------------------------------------------- -------------------------------

The CDSC is calculated as a percentage of the net asset value of the Class B shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by the applicable CDSC. Capital Investment Group, Inc. ("Distributor"), 17 Glenwood Avenue, Raleigh, North Carolina 27612, receives this CDSC as Distributor.

If you hold Class B Shares for approximately eight years, they will automatically convert to Investor Class Shares of the Fund without the payment of a sales load. Purchases of Class B Shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

CLASS C SHARES

Class C Shares are sold at net asset value. The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $250. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the minimum investment.

Contingent Deferred Sales Charges

If you redeem your Class C Shares within the first year of purchase you may be subject to a CDSC. The CDSC is imposed on the redemption proceeds according to the following schedule:

---------------------------------------------- -------------------------------
                                                   Contingent Deferred
      Year of Redemption After Purchase                Sales Charge
---------------------------------------------- -------------------------------
                    First                                  1%
---------------------------------------------- -------------------------------
             Second and following                          0%
---------------------------------------------- -------------------------------

The CDSC is calculated as a percentage of the net asset value of the Class C shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The Distributor receives this CDSC as Distributor.

Amounts withdrawn in accordance with a systematic withdrawal plan will not be subject to a CDSC. CDSC Waivers for Class B Shares and Class C Shares

The CDSC on Class B Shares and Class C Shares will be waived in the following circumstances:

     o Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
     o For Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the Systematic Withdrawal Plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.
     o    Mandatory distributions from a tax-deferred retirement plan or IRA.

Reinstatement Privilege. If you sell Class B Shares or Class C Shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B Shares or Class C Shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

INVESTOR CLASS SHARES

Investor Class Shares are sold subject to a maximum sales charge of 5.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $250. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the minimum investment.

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                          Sales Sales
                                           Charge As           Charge As         Dealers Discounts
                                           % of Net           % of Public          and Brokerage
     Amount of Transaction                  Amount             Offering         Commissions as % of
   At Public Offering Price                Invested              Price         Public Offering Price

  Less than $50,000.......................    6.10%               5.75%                5.00%
  $50,000 to $99,999......................    4.71%               4.50%                3.75%
  $100,000 to $249,999....................    3.63%               3.50%                2.80%
  $250,000 to $499,999....................    2.56%               2.50%                2.00%
  $500,000 to $999,999....................    2.04%               2.00%                1.60%
  $1,000,000 to $1,999,999................   1.01%*               1.00%*               0.75%
  $2,000,000 to $2,999,999:
       On the first $1,999,999............   1.01%*               1.00%*               0.75%
       On the next $1,000,000.............   0.81%*               0.80%*               0.65%

                                       12

  $3,000,000 or more:
       On the first $1,999,999............   1.01%*               1.00%*               0.75%
       On the next $1,000,000.............   0.81%*               0.80%*               0.65%
       $3,000,000 and over................   0.50%*               0.50%*               0.40%

   * A 1.00% contingent deferred sales charge is imposed on these accounts if they are redeemed within one year of purchase.

Reduced Sales Charges

Rights of Accumulation. The sales charge applicable to a current purchase of Investor Class Shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $50,000 would pay a sales charge of 3.50% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Fund Shares Application.

Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

See the SAI for additional information on reduced sales charges.

Waived Sales Charges

Under certain conditions, Investor Class Shares of the Fund may be purchased without a sales charge. These conditions may include purchases made through or by the following:

     o Employee benefit plans having more than 25 eligible employees or a minimum of $250,000;
     o Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans;
     o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees;
     o Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the funds;
     o Individuals investing distributions from tax-deferred savings and retirement plans; or
     o Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Adviser may also waive the sales charges for larger purchases or under certain conditions. Please contact the Adviser or the Distributor to determine eligibility for waived sales charges.


DISTRIBUTION OF THE FUND'S SHARES

The Fund has adopted separate Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for the Class B Shares, Class C Shares, and Investor Class Shares of the Fund. Pursuant to each Distribution Plan, the Fund compensates the

Distributor from assets attributable to the Class B Shares, Class C Shares, or Investor Class Shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class B shares, Class C Shares, and Investor Class Shares. It is anticipated that a portion  of the  amounts  received  by the  Distributor  will be used to  defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B Shares, Class C Shares, and Investor Class Shares. The Distributor may also use all or a portion of the amount received under each Distribution Plan to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B Shares, Class C Shares, or Investor Class Shares. Because the fees paid pursuant to Rule 12b-1 are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distribution Plans provides that the Fund may pay annually up to 1.00% of the average daily net assets of the Fund attributable to its Class B Shares or Class C Shares and 0.25% of the average daily net assets of the Fund attributable to its Investor Class Shares in respect of activities primarily intended to result in the sale of Class B Shares, Class C Shares, or Investor Class Shares or servicing of shareholders investing in those shares. The 1.00% fee is comprised of a 0.25% service fee and a 0.75% distribution fee for the Class B Shares and Class C Shares. The 0.25% fee for the Investor Class Shares is comprised of a 0.25% service fee. Under terms of each Distribution Plan and the Distribution Agreements, the Fund is authorized to make monthly payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares, Class C Shares, and Investor Class Shares for such entities' fees or expenses incurred or paid in that regard.

Each Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Class B shares, Class C Shares, or Investor Class Shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of each Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to the Class B Shares, Class C Shares, or Investor Class Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B Shares, Class C Shares, or Investor Class Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of Fund's Class B Shares, Class C Shares, or Investor Class Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Class B Shares, Class C Shares, or Investor Class Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B Shares, Class C Shares, or Investor Class Shares.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee. Investors may be charged a fee by a broker or agent if shares are purchased through a broker or agent.

DETERMINING THE FUND'S NET ASSET VALUE

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is received in good form from a shareholder investing in or redeeming from the Fund. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share for each class of shares is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class. In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available or which cannot be accurately valued using he Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. The Fund's net asset value per share for each class of shares is normally determined at the time trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.


INVESTMENT OPTIONS

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, with your check made payable to the "Wisdom Fund," to:

       Wisdom Fund
       Class B Shares, Class C Shares, or Investor Class Shares (please specify) c/o NC Shareholder Services
       116 South Franklin Street
       Post Office Box 4365
       Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding SSNs and TINs are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise it of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions to:

       Wachovia Bank, N.A.
       Charlotte, North Carolina
       ABA # 053000219
       For the Wisdom Fund - Class B Shares, Class C Shares
                                OR Investor Class Shares
                                --
                (please specify)
       Acct. # 2000001293241
       For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $250. Before adding funds by bank wire, please alert the Fund by telephone at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in your letter.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Class B Shares, Class C Shares, and Investor Class Shares for the same class of shares of any other series of the Trust offered for sale in the state in which you reside. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. However, the Fund is currently the only series of the Trust being offered.

The Trustees reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Adviser to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Adviser, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.



                              REDEEMING FUND SHARES

Regular Mail Redemptions. Your request should be addressed to the Wisdom Fund, c/o NC Shareholder Services, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption should include:

     o Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     o    Any required signature guarantees (see "Signature  Guarantees" below);
          and
     o Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will normally be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, following the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 252-972-1908). The confirmation instructions must include:

     o Designation of Class (Class B Shares, Class C Shares, OR Investor Class Shares),
     o    Shareholder(s) name and account number,
     o    Number of shares or dollar amount to be redeemed,
     o    Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder, and
     o Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds can not be wired on days your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,500 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. You will incur no CDSC fees for shares redeemed under this plan; however, for Class B Shares, redemptions pursuant to a systematic withdrawal plan shall be subject to an annual limit. (See "CDSC Waivers for Class B Shares and Class C Shares" above). Call or write the Fund for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings his/her account net asset value up to at least $1,000 during the notice period, the account will not be redeemed.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Additional Information

Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities. Redemptions from retirement plans may be subject to federal income tax withholding.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gain tax rate for individual shareholders. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund's Class B Shares, Class C Shares, and Investor Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of the Fund's Class B Shares, Class C Shares, and Investor Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and periods is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                                 CLASS B SHARES
                                 --------------

                (For a Share Outstanding Throughout each Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year ended     Year ended      Year ended      Period ended
                                                                          May 31,       May 31,          May 31,         May 31,
                                                                           2003           2002           2001            2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................        $     11.50    $     10.87    $      9.97    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.10)         (0.07)          0.06           0.04
        Net realized and unrealized (loss) gain on investments               (0.43)          0.79           0.90          (0.23)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.06)         (0.04)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.06)         (0.04)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     10.97    $     11.50    $     10.87    $      9.97
                                                                       ===========    ===========    ===========    ===========

Total return (b) .............................................               (4.61)%         6.72 %         9.60 %        (1.85)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $12,795,975    $ 4,307,197    $ 1,796,569    $ 1,168,374
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.14 %         4.33 %         4.09 %(c)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.28 %         1.00 %(c)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.50)%        (1.78)%(c)
        After expense reimbursements and waived fees                         (1.27)%        (1.23)%         0.56 %         1.31 %(c)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.
(b) Total return does not reflect payment of a sales charge and is not annualized.
(c) Annualized.



                                 CLASS C SHARES

                (For a Share Outstanding Throughout each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year ended     Year ended      Year ended      Period ended
                                                                          May 31,        May 31,        May 31,         May 31,
                                                                           2003           2002           2001           2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................         $     11.54    $     10.91    $      9.98    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.09)         (0.10)          0.03           0.03
        Net realized and unrealized (loss) gain on investments               (0.44)          0.82           0.93          (0.22)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.03)         (0.03)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.03)         (0.03)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     11.01    $     11.54    $     10.91    $      9.98
                                                                       ===========    ===========    ===========    ===========

Total return (b) .............................................               (4.59)%         6.69 %         9.64 %        (1.86)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $ 5,634,827    $ 1,807,576    $   987,119    $   173,395
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.18 %         4.44 %         4.07 %(c)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.41 %         1.00 %(c)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.62)%        (1.77)%(c)
        After expense reimbursements and waived fees                         (1.27)%        (1.19)%         0.40 %         1.30 %(c)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %


(a) For the period from November 16, 1999  (commencement  of  operations) to May 31, 2000.
(b) Total return does not reflect payment of a sales charge and is not annualized.
(c) Annualized.

                              INVESTOR CLASS SHARES

                (For a Share Outstanding Throughout each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year ended       Year ended   Year ended    Year ended   Period ended
                                                            May 31,         May 31,         May 31,      May 31        May 31,
                                                              2003           2002           2001         2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $     11.56    $     10.84    $      9.93    $      9.92    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ...............          (0.04)         (0.04)          0.13           0.12           0.02
        Net realized and unrealized (loss) gain
            on investments .........................          (0.42)          0.85           0.91           0.01          (0.08)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations .......          (0.46)          0.81           1.04           0.13          (0.06)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ......................           0.00           0.00          (0.13)         (0.12)         (0.02)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------

            Total distributions ....................           0.00          (0.09)         (0.13)         (0.12)         (0.02)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period .....................    $     11.10    $     11.56    $     10.84    $      9.93    $      9.92
                                                        ===========    ===========    ===========    ===========    ===========

Total return (b) ...................................          (3.98)%         7.57 %        10.41 %         1.36 %        (0.58)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .......................    $13,824,651    $ 2,739,727    $ 1,253,515    $   656,212    $        99
                                                        ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.91 %         3.39 %         3.86 %         4.29 %        15.49 %(c)
        After expense reimbursements and waived fees           1.87 %         1.96 %         0.68 %         0.25 %         0.00 %(c)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.56)%        (1.91)%        (1.97)%        (1.96)%       (14.68)%(c)
        After expense reimbursements and waived fees          (0.53)%        (0.48)%         1.21 %         2.08 %         0.81 %(c)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %


(a) For the period from February 16, 1999  (commencement  of  operations) to May 31, 1999.
(b) Total return does not reflect payment of a sales charge and is notannualized.
(c) Annualized.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                                   WISDOM FUND

                                 CLASS B SHARES
                                 CLASS C SHARES
                              INVESTOR CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund:

     By telephone:           1-800-773-3863


     By mail:                Wisdom Fund
                             Class B Shares, Class C Shares, or
                               Investor Class Shares
                             c/o NC Shareholder Services
                             116 South Franklin Street
                             Post Office Box 4365
                             Rocky Mount, NC  27803-0365


     By e-mail:              info@ncfunds.com


     On the Internet:        www.wisdomfund.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



Investment Company Act file number 811-08295

                                     PART B
                                     ======

                                    FORM N-1A

                       STATEMENT OF ADDITIONAL INFORMATION

                                   WISDOM FUND

                               September 29, 2003


                                 A series of the
                         NEW PROVIDENCE INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-352-0020






                                TABLE OF CONTENTS
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                                                                            Page
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OTHER INVESTMENT POLICIES..................................................... 2
INVESTMENT LIMITATIONS........................................................ 7
PORTFOLIO TRANSACTIONS........................................................ 8
DESCRIPTION OF THE TRUST...................................................... 9
MANAGEMENT and OTHER service providers........................................10
SPECIAL SHAREHOLDER SERVICES..................................................16
ADDITIONAL PuRCHASE AND REDEMPTION INFORMATION................................17
NET ASSET VALUE ..............................................................21
ADDITIONAL TAX INFORMATION....................................................21
ADDITIONAL INFORMATION ON PERFORMANCE.........................................23
FINANCIAL STATEMENTS..........................................................26
APPENDIX A - DESCRIPTION OF RATINGS...........................................27
APPENDIX B - PROXY VOTING POLICIES............................................30









This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for the Wisdom Fund ("Fund"), dated the same date as this SAI, as those Prospectuses may be amended or supplemented from time to time, relating to the Fund's Institutional Class Shares, Class B Shares, Class C Shares, and Investor Class Shares, and is incorporated by reference in its entirety into those Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The Wisdom Fund is a non-diversified series of the New Providence Investment Trust ("Trust"), an open-end management investment company registered with the Securities and Exchange Commission ("SEC"). The Trust was organized as a Massachusetts business trust on July 9, 1997 under a Declaration of Trust. The following policies supplement the investment objective and policies of the Fund as described in the Prospectuses for the Fund. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within 1 to 5 days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Atlanta Investment Counsel, LLC ("Adviser"), investment adviser to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement, which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if not rated, of equivalent quality in the Advisers opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings' power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Adviser determines the liquidity of the Fund's investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Trustees or their delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Trustees and their delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Futures can be volatile instruments and can involve certain risks. If the Fund applies a hedge at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

The Fund will write only options on futures contracts which are "covered." The Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered "covered" with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Manager, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. The risks associated with option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by a Fund and the prices of options: (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Writing Call Options. The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the

Fund. When an underlying security is sold from the Fund's securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If the Fund writes a put option, the Fund will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The Fund may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also purchase call options on securities to close out positions. The Fund may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. The Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. The Fund writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Manager, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Fund's use of stock index options is subject to certain risks. The Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Defensive Investments. The Fund will normally be at least 90% invested in equity securities. As a temporary defensive measure in response to adverse market, economic, political or other conditions, the Fund may determine from time to time, that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. To the extent that the Fund invests in such securities as a defensive position, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. Concentrate its investments by investing 25% or more of its total assets in any one industry, unless such concentration of investments in any one industry or group of industries would be necessary, from time to time, in order for the Fund to achieve its objective of investing, as closely as possible, in the same securities known to be owned by Berkshire Hathaway Inc.;

3. Invest for the purpose of exercising control or management of another issuer;

4.       Purchase or sell  commodities  or  commodities  contracts;  real estate
         (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

5. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

6. Participate on a joint or joint and several basis in any trading account in securities;

7. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

8.       Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers of the Trust or Trustees and those officers and directors of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Adviser has no present intention of engaging in such transactions at this time or during the coming year;

5. Purchase foreign securities other than those traded on domestic U.S. exchanges; and

6. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options, except to the extent permitted by the Fund's prospectuses and SAI as those documents may be amended from time to time.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. Due to the trading activity of Berkshire Hathaway Inc. and in keeping with the Fund's objective of investing, as closely as possible, in the same securities known to be owned by Berkshire Hathaway Inc., the Fund's portfolio turnover has varied from year to year.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Adviser is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Adviser may also utilize a brokerage firm affiliated with the Trust or the Adviser if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser or an affiliated person of the Adviser (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, or an affiliated person of the Adviser, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended May 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Fund was $22,998, $4,374 and $5,143, respectively. The increases in brokerage commissions for the fiscal year ended May 31, 2003 was primarily due to increased trading resulting from growth in the Fund's assets.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on July 9, 1997. The Trust's Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of one series, the Fund. The number of shares of each series shall be unlimited. The shares in the Fund have been divided into four classes which are described in two prospectuses: Institutional Class Shares and Class B Shares, Class C Shares, and Investor Class Shares. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.

Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustee and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustee and Officers

The Trustee is responsible for the management and supervision of the Fund. The Trustee sets broad policies for the Fund and chooses the Fund's officers. The Trustee also approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews performance of the Fund; and oversees activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for the Trustee, who is not an "interested person" as defined in the 1940 Act ("Independent Trustee"), as well as each officer of the Trust. The address of the Trustee and each officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
                                                                                          Number of
                                                                                         Portfolios
                              Position(s)                                                 in Fund
                              held       Length                                           Complex
        Name, Address,        with       of Time         Principal Occupation(s)         Overseen by   Other Directorships Held by
           And Age            Fund/Trust Served            During Past 5 Years             Trustee               Trustee
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
                                                         Independent Trustee
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
Jack E. Brinson, 70           Trustee    Since    Retired;  Previously,   President  of       1       Independent Trustee - Gardner
                                         1997     Brinson   Investment  Co. (personal                 Lewis Investment Trust for the
                                                  investments) and President of                       three series of that trust;
                                                  Brinson Chevrolet,  Inc. (auto                      The Nottingham Investment
                                                  dealership)                                         Trust II for the eight series
                                                                                                      of that trust; Hillman Capital
                                                                                                      Management Investment Trust
                                                                                                      for the two series of that*
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for the one series of that
                                                                                                      trust (all registered
                                                                                                      investment companies)
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
                                                               Officers
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
C. Douglas Davenport, 52      President, Since    President  (since  1998)  of  Atlanta      n/a                    n/a
Atlanta Investment Counsel,   Treasurer, 2003     Investment  Counsel,  LLC (Adviser of
LLC                           Principal           the  Fund);  previously,  stockbroker
3717 Haddon Hall Road, NW     Executive           at Lehman Brothers
Suite 200                     Officer,
Atlanta, GA  30327            and
                              Principal
                              Financial
                              Officer
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
C. Frank Watson III, 33       Secretary  Since    President    and   Chief    Operating      n/a                    n/a
                                         1997     Officer    (since    1999)   of   The
                                                  Nottingham Company (administrator  to
                                                  the   Fund);   previously,  Chief
                                                  Operating  Officer of  The Nottingham
                                                  Company
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------
Julian G. Winters, 34         Assistant  Since    Vice             President-Compliance      n/a                    n/a
                              Treasurer  2003     Administration  (since  1998)  of The
                              and                 Nottingham Company;  previously, Fund
                              Assistant           Accountant at The Nottingham Company
                              Secretary
----------------------------- ---------- -------- ------------------------------------- ------------- ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

         Audit Committee: The Independent Trustee is the current member of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met once during the Fund's last fiscal year.

         Nominating Committee: The Independent Trustee is the current member of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year.

         Proxy Voting Committee: The Independent Trustee is the current member of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows the amount of the Fund's equity securities beneficially owned by the Trustee and the aggregate value of all of the Trustee's investments in equity securities of the Trust complex as of a valuation date of December 31, 2002. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

   ----------------------------- ------------ -----------------------------
                                                Aggregate Dollar Range of
                                    Dollar       Equity Securities in All
                                   Range of      Funds Overseen or to be
                                    Equity       Overseen by Trustee in
                                  Securities      Family of Investment
     Name of Trustee             in the Fund           Companies*
   ----------------------------- ------------ -----------------------------
                             INDEPENDENT TRUSTEE
   ----------------------------- ------------ -----------------------------
   Jack E. Brinson                    A                    A
   ----------------------------- ------------ -----------------------------

    * The Fund is the only series of the Trust.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of December 31, 2002, the Independent Trustee and/or his immediate family members owned no securities of the Adviser, distributor, or any entity controlling, controlled by, or under common control with the Adviser or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Adviser" section below, the Trustee must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Adviser. During the year, the Trustee requested that the Adviser provide the Trustee with quarterly reports on the performance of the Fund and the basic future strategy of the Adviser with regard to the Fund. In addition, before the Trustee's meeting to decide on whether to renew the Advisory Agreement, the Adviser was requested to provide the Trustee with various information and materials about the Adviser and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustee reviewed the information and materials provided by the Adviser as well as a letter of commitment from the principals of the Adviser which indicated their continued financial support of the Adviser and its obligations under the Advisory Agreement. The Trustee also reviewed other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustee considered numerous factors, including: (i) the nature and extent of the services provided by the Adviser; (ii) the Adviser's personnel and methods of operating, (iii) the investment performance of the Fund; (iv) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Adviser; (v) the financial condition of the Adviser and level of commitment by principals of the Adviser and (vi) the Adviser's investment strategy for the Fund.

Based upon his evaluation of the information, materials and factors described above, the Trustee concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Adviser under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that he was satisfied with the Adviser's services, personnel and investment strategy; and (iv) that it was in the best interests of the Trust and the Fund to continue its relationship with the Adviser. Therefore, the Trustee, who is not a party to the Advisory Agreement or an interested person of the Adviser, approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. Trustees who are interested persons of the Trust or the Adviser and officers of the Trust will receive no salary or fees from the Trust. Other Trustees will receive $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

                               Compensation Table*

 ------------------ --------------------- ----------------------- -------------------- -------------------------
                                                 Pension or                                 Total Compensation
                          Aggregated        Retirement Benefits     Estimated Annual      From Fund and Fund
                      Compensation From      Accrued as Part of       Benefits Upon         Complex Paid to
  Name of Trustee          the Fund             Fund Expenses          Retirement              Trustee**
 ------------------ --------------------- ----------------------- -------------------- -------------------------
  Jack E. Brinson          $3,000                   N/A                   N/A                    $3,000
 ------------------ --------------------- ----------------------- -------------------- -------------------------

 * The figures in the table above are for the fiscal year ended May 31, 2003. ** Mr. Brinson currently serves as Trustee for the one fund of the Trust.

Code of Ethics. The Trust and the Adviser each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Adviser's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

After June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-877-352-0020 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of September 15, 2003, the Trustee and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of shares of the Fund as of September 15, 2003.


                           INSTITUTIONAL CLASS SHARES


Name and Address of                Amount and Nature of
Beneficial Owner                   Beneficial Ownership        Percent of Class
----------------                   --------------------        ----------------
John M. Templeton, Jr.              122,657.099 shares                33.517%*
601 Pembroke Road
Bryn Mawr, PA 19010

John Ezra Irrevocable Trust         102,902.439 shares                28.119%*
Gail J. Zimmerman, Trustee
2361 Trojan Drive
Casper, WY 82609

Irrevocable Trust J                  34,745.702 shares                9.495%
W. Allen Morris, James F. Bell, Jr.
& Gary L. Rupp TTEES for
c/o Sara Leon
121 Alhambra Plaza, PH1
Coral Gables, FL  33134

  * Pursuant to applicable SEC regulations, these shareholders are deemed to control the Fund. Additionally, Mr. Templeton is a control person of the Adviser by ownership; and the John Ezra Irrevocable Trust is a Trust established in the state of Wyoming.

Investment Adviser. Information about Atlanta Investment Counsel, LLC, 3717 Haddon Hall Road, NW, Suite 200, Atlanta, Georgia 30327, and its duties and compensation as adviser is contained in the Prospectuses. The Adviser is controlled through ownership by John K. Donaldson, John M. Templeton, Jr., and Anne D. Zimmerman. The Adviser supervises the Fund's investments pursuant to an Investment Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting securities or by vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Adviser is responsible for investment decisions and provides the Fund with portfolio manager(s) who are authorized by the Trustees to execute purchases and sales of securities. The portfolio manager for the Fund is C. Douglas Davenport, J.D.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 0.50% of the Fund's net assets of $500 million and less, and 0.40% of the Fund's net assets greater then $500 million with the fee being allocated on a pro rata basis across each class of shares of the Fund. For the fiscal year ended May 31, 2003, the Adviser received $115,656 of its management fee (after waiving $9,452 of its management fee) and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $624. For the fiscal year ended May 31, 2002, the Adviser waived all of its management fee from the Fund in the amount of $43,289, and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $82,672. For the fiscal year ended May 31, 2001, the Adviser waived all of its management fee from the Fund in the amount of $30,031, and voluntarily reimbursed a portion of the Fund's operating expenses in the amount of $153,521.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (1) procures on behalf of and coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund for fund administration fees, is at the annual rate of 0.125% on the first $50 million of the Fund's net assets; 0.10% on the next $50 million; and 0.075% on all assets over $100 million with a minimum fund administration fee of $2,000 per month. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 for accounting and recordkeeping services for the Fund with an additional $750 per month for each additional class of shares and an annual asset based fee of 0.01% of the Fund's net assets. For the fiscal year ended May 31, 2003, the Administrator received for its services fund accounting fees of $56,502 and received fund administration fees in the amount of $31,277. For the fiscal year ended May 31, 2002, the Administrator received for its services fund accounting fees of $54,866 and received fund administration fees in the amount of $10,822. For the fiscal year ended May 31, 2001, the Administrator received for its services fund accounting fees of $54,381 and received fund administration fees in the amount of $7,508. The Administrator also receives the following to procure and pay the custodian for the Trust:
0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has contracted with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated based upon a shareholder servicing fee of $15.00 per shareholder per year, subject to a minimum fee of $1,500 per month, plus a $500 per month minimum fee for each additional class of shares. For the fiscal years ended May 31, 2003, 2002 and 2001, the Transfer Agent received $38,859, $36,000 and $24,750, respectively, in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days' prior written notice to the other party may terminate the Distribution Agreement.

Prior to July 15, 1999, Donaldson & Co., Incorporated, served as the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. Donaldson & Co., Incorporated is affiliated with the Adviser. John K. Donaldson, an affiliated person of the Fund, is also an affiliated person of the Adviser and owner of Donaldson & Co., Incorporated.

Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2003 were $173,704, of which $24,085 was paid to the Distributor. Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2002 were $72,326, of which $10,204 was paid to the Distributor. Sales charges from the sale of Fund shares for the fiscal year ended May 31, 2001 were $25,801, of which $4,186 was paid to the Distributor.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109 serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus related additional out-of-pocket and transaction expenses incurred by the Fund.

Independent Auditors. The Trustees have selected the firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, to serve as independent auditors for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $2,500 or more in Class B Shares, Class C Shares or Investor Class Shares, or a value of $25,000 or more in Institutional Class Shares, may establish a systematic withdrawal plan for the applicable class of shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Fund Shares - Signature Guarantees" in the Prospectuses). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

                                   Wisdom Fund
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchasing Fund Shares - Determining a Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectuses under the heading "Redeeming Fund Shares - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received. Net Asset Value is normally determined at 4:00 p.m. Eastern Time, on days the New York Stock Exchange ("NYSE") is open, as described under "Net Asset Value" below. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed as of 4:00 p.m. on the date of receipt, and an order received after 4:00 p.m. Eastern time will be executed at the price computed as of that time on the next business day.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Important Information About Procedures For Opening A New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds, and refund sales charges received and applied by the Fund to the investor's account, if any, to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                              Sales               Sales
                                            Charge As           Charge As         Dealers Discounts
                                            % of Net           % of Public          and Brokerage
      Amount of Transaction                  Amount             Offering         Commissions as % of
    At Public Offering Price                Invested              Price         Public Offering Price
    ------------------------                --------              -----         ---------------------

   Less than $50,000.......................    6.10%               5.75%                5.00%
   $50,000 to $99,999......................    4.71%               4.50%                3.75%
   $100,000 to $249,999....................    3.63%               3.50%                2.80%
   $250,000 to $499,999....................    2.56%               2.50%                2.00%
   $500,000 to $999,999....................    2.04%               2.00%                1.60%
   $1,000,000 to $1,999,999................   1.01%*               1.00%*               0.75%
   $2,000,000 to $2,999,999:
        On the first $1,999,999............   1.01%*               1.00%*               0.75%
        On the next $1,000,000.............   0.81%*               0.80%*               0.65%
   $3,000,000 or more:
        On the first $1,999,999............   1.01%*               1.00%*               0.75%
        On the next $1,000,000.............   0.81%*               0.80%*               0.65%
        $3,000,000 and over................   0.50%*               0.50%*               0.40%

     *A 1.00% contingent deferred sales charge is imposed on these accounts if they are redeemed within one year of purchase.

The Distributor may, out of its own resources and assets, pay to broker-dealers commissions on shares sold in Class B Shares and Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. The Distributor will pay such broker-dealers a commission of 4% of the amount invested in Class B Shares subject to a CDSC. For purchases of Class C Shares, the Distributor may pay out of its own resources a commission of 1% of the amount invested in the Fund.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Plans Under Rule 12b-1. The Fund has adopted separate Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for the Investor Class Shares, Class B Shares, and Class C Shares (see "Distribution of the Fund's Shares" in the respective prospectus for the Investor Shares, Class B Shares, and Class C Shares).

As required by Rule 12b-1, each Distribution Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of each Distribution Plan and the Distribution Agreement. The Trustees must consider the continuation of each Distribution Plan annually.

Potential benefits of each Distribution Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.

Under each Distribution Plan, the Fund may expend up to 0.25% of the Fund's average daily net assets of the Investor Class Shares and 1.00% of the Fund's average daily net assets of the Class B Shares and Class C Shares annually to finance any activity primarily intended to result in the sale of shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who services shareholders may not exceed 0.25% of the average annual net asset value of each class of shares.

Each Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to each class of shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Distribution Plan and in connection with their annual consideration of renewal of each Distribution Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to each class of shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to each class of shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of each class of shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Trust and the Fund, including the performance of the Fund; (e) training sales personnel regarding each class of shares of the Fund;
(f) compensation to broker-dealers and sales personnel; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of each class of shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amounts paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Distribution Plans.

Payments under the Fund's Distribution Plans for the fiscal year ended May 31, 2003 totaled $87,376, $35,604, and $22,154 for the Class B Shares, Class C Shares, and Investor Class Shares, respectively. Payments under the Fund's Distribution Plans for the fiscal year ended May 31, 2002 totaled $21,457, $12,743, and $4,485 for the Class B Shares, Class C Shares, and Investor Class Shares, respectively. Payments under the Fund's Distribution Plans for the fiscal year ended May 31, 2001 totaled $18,173, $5,312, and $1,686 for the Class B Shares, Class C Shares, and Investor Class Shares, respectively. These payments were spent primarily on compensation to broker-dealers for the sale of shares in the applicable class.

Reduced Sales Charges

      Concurrent Purchases. For purposes of qualifying for a lower front-end sales charge for Investor Class Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Adviser and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Adviser and sold with a sales charge at the total public offering price of $50,000, and purchase Investor Class Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

      Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Investor Class Shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Class Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Adviser and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

      Letters of Intent. Investors may qualify for a lower sales charge for Investor Class Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Class Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Adviser and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Prospectus for the Investor Class Shares or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

      Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares in Investor Class Shares or in shares of another series of the Trust affiliated with the Adviser and sold with a sales charge, within 90 days after the redemption. If the other fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the fund to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

      Purchases by Related Parties and Groups. Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

      Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Adviser, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Adviser. Clients of investment advisers and financial planners may also purchase Investor Shares at net asset value if the investment adviser or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Redemptions. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectuses under "Redeeming Fund Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.


                                 NET ASSET VALUE

The net asset value and offering price of each class of shares of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

In computing the net asset value for a class of shares of the Fund, all class specific liabilities incurred or accrued are deducted from the net assets of that class. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result is the net asset value per share of that class.

Values are determined according to accepted accounting practices and all applicable laws and regulations. The assets of the Fund are valued as follows:

o Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

o Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

o Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

o Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

o Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

For the fiscal years ended May 31, 2003, 2002, and 2001, net expenses of the Fund were $186,777, $43,030, and $3,049, respectively, after fee waivers and expense reimbursements.


                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as a qualified dividend, (ii) any tax-exempt dividend as an exempt-interest dividend (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2003) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held

Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period for a particular class of shares of the Fund that would equate an initial investment in the particular class of shares of the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that the Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                  P(1+T)n = ERV

    Where:   T =      average annual total return.
           ERV =      ending  redeemable  value at the end of the  period
                      covered by the  computation of a hypothetical  $1,000
                      payment made at the beginning of the period.
             P =      hypothetical initial payment of $1,000 from which the
                      maximum sales load is deducted.
             n =      period covered by the computation, expressed in terms of
                      years.

The Fund may also compute the cumulative total return of each class of shares of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return before taxes of each class of shares of the Fund assumes that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, assuming the applicable maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the applicable Prospectus, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions of each class of shares of the Fund assumes that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, assuming the applicable maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the applicable Prospectus, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption of each class of shares of the Fund assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment, assuming the applicable maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the applicable Prospectus, and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Fund may also quote other average annual total return and cumulative total return information that does not reflect the effects of the sales loads.

The average annual total returns before taxes of the Institutional Class Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations (February 16, 1999) through May 31, 2003 were (3.64)% and 3.59%, respectively. The cumulative total return before taxes of the Institutional Class Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 16.33%. The average annual total returns after taxes on distributions of the Institutional Class Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (3.64)% and 3.20%, respectively. The cumulative total return after taxes on distributions of the Institutional Class Shares of the Fund for the period since the date of commencement of operations through May 31, 2003 was 14.47%. The average annual total returns after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (2.37)% and 2.84%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the period since the date of commencement of operations through May 31, 2003 was 12.76%.

The average annual total returns before taxes of the Class B Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations (November 16, 1999) through May 31, 2003 were (4.61)% [(8.42)% with the maximum CDSC] and 2.60% [1.80% with the maximum CDSC], respectively. The cumulative total return before taxes for the Class B Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 9.50% [6.50% with the maximum CDSC]. The average annual total returns after taxes on distributions of the Class B Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (4.61)% [(8.42)% with the maximum CDSC] and 2.44% [1.64% with the maximum CDSC], respectively. The cumulative total return after taxes on distributions for the Class B Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 8.91% [5.91% with the maximum CDSC]. The average annual total returns after taxes on distributions and sale of shares of the Class B Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (3.00)% [(5.48)% with the maximum CDSC] and 2.14% [1.45% with the maximum CDSC], respectively. The cumulative total return after taxes on distributions and sale of shares for the Class B Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 7.77% [5.22% with the maximum CDSC].

The average annual total returns before taxes of the Class C Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations (November 16, 1999) through May 31, 2003 were (4.59)% [(5.55)% with the maximum CDSC] and 2.60%, respectively. The cumulative total return before taxes for the Class C Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 9.53%. The average annual total returns after taxes on distributions of the Class C Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (4.59)% [(5.55)% with the maximum CDSC] and 2.49%, respectively. The cumulative total return after taxes on distributions for the Class C Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 9.08%. The average annual total returns after taxes on distributions and sale of shares of the Class C Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (2.99)% [(3.61)% with the maximum CDSC] and 2.17%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Class C Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 7.89%.

The average annual total returns before taxes of the Investor Class Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations (February 16, 1999) through May 31, 2003 were (3.98)% [(9.50)% with the maximum sales load] and 3.30% [1.88% with the maximum sales load], respectively. The cumulative total return before taxes for the Investor Class Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 14.93% [8.32% with the maximum sales load]. The average annual total returns after taxes on distributions of the Investor Class Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (3.98)% [(9.50)% with the maximum sales load] and 3.01% [1.60% with the maximum sales load], respectively. The cumulative total return after taxes on distributions for the Investor Class Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 13.55% [7.02% with the maximum sales load]. The average annual total returns after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the one-year period ended May 31, 2003 and for the period since the date of commencement of operations through May 31, 2003 were (2.59)% [(6.18)% with the maximum sales load] and 2.65% [1.44% with the maximum sales load], respectively. The cumulative total return after taxes on distributions and sale of shares for the Investor Class Shares of the Fund for the period since the commencement of operations through May 31, 2003 was 11.88% [6.31% with the maximum sales load].

These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also measure its performance against the appropriate Lipper fund index, which ranks the performance of mutual funds that have similar investment objectives and portfolio holdings. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Adviser. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The  audited  financial  statements  for the  fiscal  year  ended May 31,  2003,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Adviser:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and to repay principal.

     AA - Debt rated AA is considered to have a very strong capacity to pay interest and to repay principal and differs from AAA issues only in a small degree.

     A - Debt rated A has a strong capacity to pay interest and to repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and to repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc., ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Adviser:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper-medium-grade obligation. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Debt which is rated Baa is considered a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A, and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The Adviser does not consider bonds that are rated Ba, B, Caa, Ca, or C by Moody's to be Investment-Grade Debt Securities. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default, or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable-rate, demand obligations:

     MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds that are deemed to be Investment-Grade Debt Securities by the Adviser:

     AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

     BBB - Bonds rated BBB have  below-average  protection factors but are still
     considered  sufficient  for  prudent  investment.   There  is  considerable
     variability in risk during economic cycles.

Bonds rated BB, B, and CCC by D&P are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1, and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc., ("Fitch") for bonds that are deemed to be Investment-Grade Debt Securities by the Adviser:

     AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and to repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and to repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B, and CCC by Fitch are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments, and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Instruments assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1) the Trust's Proxy Voting and Disclosure  Policy and
(2) the Adviser's  Proxy Voting Policy and Procedures.

                         NEW PROVIDENCE INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.       Introduction

         Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

         The IC Amendments require that the New Providence Investment Trust ("Trust") and its single series of shares, the Wisdom Fund ("Fund"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

         This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.      Specific Proxy Voting Policies and Procedures

         A.       General

         The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.


         B.       Delegation to Fund's Adviser

         The Board believes that Atlantic Investment Counsel, LLC ("Adviser"), as the Fund's investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

         (1)      to make the proxy voting decisions for the Fund; and

         (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote:
                  (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder;
                  (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

         The Board, including a majority of the independent trustees of the Board, shall approve the Adviser's Proxy Voting and Disclosure Policy

         ("Adviser's Voting Policy") as it relates to the Fund. The Board shall also approve any material changes to the Adviser's Voting Policy no later than four (4) months after adoption by the Adviser.

         C.       Conflicts

         In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Adviser is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Adviser with respect to a matter to which the Fund is entitled to vote, a vote by the Adviser shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III.     Fund Disclosure

         A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

                  Beginning with the Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

         B.       Disclosure of the Fund's Complete Proxy Voting Record

                  In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, the Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

                  The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

                  (i)      The name of the issuer of the portfolio security;
                  (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
                  (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
                  (iv)     The shareholder meeting date;
                  (v)      A brief identification of the matter voted on;

                  (vi) Whether the matter was proposed by the issuer or by a security holder;
                  (vii)    Whether the Fund cast its vote on the matter;
                  (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
                  (ix) Whether the Fund cast its vote for or against management.

                  The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

                  The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.      Recordkeeping

         The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

                  (i)      A copy of this Policy;
                  (ii)     Proxy  Statements   received   regarding  the  Fund's
                           securities;
                  (iii)    Records of votes cast on behalf of the Fund; and
                  (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The foregoing records may be kept as part of the Adviser's records.

         The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.       Proxy Voting Committee

         A.       General

         The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

         B.       Powers and Methods of Operation

         The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

         This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                       PROXY VOTING POLICY AND PROCEDURES

Atlanta Investment Counsel, LLC ("Adviser") votes clients' securities on behalf of its clients. Additionally, Adviser may provide voting recommendations and suggestions to clients who opt to vote their own proxies.

Clients will be notified of Adviser's practice of voting client securities by disclosure in the client's advisory contract and/or the Form ADV.

Proxy Voting Procedures
-----------------------
Adviser takes its fiduciary obligation seriously. Adviser will vote all client securities in the best interest of the client. Any conflicts of interest Adviser may have with respect to voting clients' securities will be fully disclosed to clients and the clients' consent will be obtained before voting.

Adviser will take precautions to ensure that proxies will not be ignored. Adviser will maintain records of the proxies received and note the deadlines for when votes must be cast. Adviser understands the obligation it has assumed to vote client securities.

Adviser takes the following steps to monitor corporate actions to assist it in determining whether or not to vote proxies and how to vote proxies.
          o    Reviews press releases about the companies
          o    Monitors changes in management of the companies

There may be occasions where Adviser determines the best course of action to take on a particular vote is to abstain or to refrain from voting, such as when Adviser determines that the cost of voting the proxy exceeds the benefits to the client.

The sources of research and information Adviser uses to assist it in determining how to vote client securities include but are not limited to:
          o Information sent in annual reports and any information sent with proxies explaining the issues up for vote, including proxy statements.
          o    Press releases
          o    Industry periodicals, magazines and newspapers

Adviser may periodically consult a third party who may or may not have any relationship with the securities being voted. Adviser will attempt to gather as much information as is needed to make an informed vote that is in the best interest of clients. It is Adviser's utmost goal to clearly understand the issues, how different parties are being affected, the results to the client, and the intent of the company.

Adviser will provide clients at the beginning of the advisory relationship with a copy of its proxy voting process. Additionally, Adviser will advise clients that they may request a copy of Adviser's proxy voting policies and procedures at any time by writing to the adviser. Further, clients will be advised that they will receive information on how their securities were voted upon Adviser's receipt of client's written request for such information.

Generally, Adviser will vote client proxies via the paper proxy sent through the mail or on-line, provided instructions are given for on-line voting. Paper proxy notices and related information received by Adviser will be maintained in a file in Adviser's office. Additionally, Adviser will maintain a record and evidence reflecting how each client's proxies were voted and make such documentation available to clients upon request, whether proxies are voted in hard copy or on-line.

C. Douglas Davenport votes all proxies. Mr. Davenport will receive no benefit by voting clients' securities in a certain way or by not voting. His votes are cast in way that he believes are solely in the best interest of the client.

Adviser's Proxy Voting Guidelines
---------------------------------
Generally, Adviser uses the following guidelines when voting client securities:

          o Neutral issues such as the retention or appointment of accounting or audit services are typically voted yes. However, should an accounting or audit firm be subject to industry scrutiny, Adviser will evaluate the potential allegations or reasons for scrutiny and determine whether it would be in clients' best interest to vote no. Adviser has no relationship with any particular accounting or audit firm used by the companies in which clients may hold securities.
          o Generally, issues related to executive compensation, incentive stock options, executive recruiting or any matter giving the company latitude in compensation matters or similar matters that could potentially be used to act in the company's best interest rather than clients' best interest will typically be voted no.
          o Adviser's voting decision will be based on its understanding of the issues, its belief that clients will not be adversely affected by the issue, and its belief that the issue, if passed or declined upon, will not be self serving to the company.

Conflicts of Interest
---------------------
Adviser does not have any conflicts of interest that would cause Adviser to not act in the best interest of its clients. Adviser is not affiliated nor is Adviser controlling or controlled by or under the same control of any of the companies for which clients own securities. Additionally, Adviser is not compensated in any way by the companies in which clients own securities.

If a conflict of interest should arise, Adviser will disclose such conflict to its clients and will obtain their consent before voting.

Disclosure of conflicts of interest will be included in the Disclosure Brochure and/or by a separate written statement.

Book and Record Keeping
-----------------------
Adviser will retain the following in accordance with applicable laws and regulations:

          1.   Proxy voting policy and procedures.
          2.   Copy of each proxy statement received by Adviser.
          3.   Records of each vote cast by Adviser on behalf of each client.
          4. Records of supporting documentation used, referenced or created by Adviser to assist in making a decision on how to vote or not to vote a proxy or records memorializing the basis for a voting decision.
          5. Records of clients requesting or copies of client requests for voting information and evidence that the information was provided, including any written response by Adviser.
          6. Records of clients requesting or copies of client requests for a copy of Adviser's proxy voting policies and procedures and evidence that the information was provided, including any written response by Adviser.

Adviser will generally maintain all records relating to proxies that were received and voted and how they were voted. However, to the extent Adviser contracts with a third party or enters into any other arrangement with a third party for the maintenance of books and records related to proxy voting, Adviser will ensure there is a written undertaking entered into with the third party to help ensure documentation is maintained.

Requests for Information
------------------------
Clients may request evidence of how their proxies were voted and copies of Adviser's written policies and procedures covering proxy voting by writing to the Adviser at Atlanta Investment Counsel, LLC, 3717 Haddon Hall Road, NW, Atlanta, GA 30327. Documentation or a record must be maintained of any client requests, whether written or oral. Adviser will give the same care and diligence whether requests are oral or written. Additionally, Adviser must maintain evidence that the client was provided the information requested. All requests must be fulfilled within a reasonable amount of time and without undue delay.

                        ATLANTA INVESTMENT COUNSEL, LLC'S
                     PROXY VOTING PROCESS CLIENT DISCLOSURE

This is a concise overview of Atlanta Investment Counsel, LLC's (hereinafter referred to as "Adviser") proxy voting process. Clients may obtain a complete copy of Adviser's written policies and procedures upon request to Adviser. Requests should be in writing and clearly state the information client is requesting. Requests should be made to the address below. For the convenience of the client, a request form has been provided below.

Conflicts of Interest
---------------------
Adviser takes its fiduciary obligation seriously. Adviser will vote all client securities in the best interest of the client. Any conflicts of interest Adviser may have with respect to voting clients' securities will be fully disclosed to clients and each client's consent will be obtained before Adviser votes such securities. Adviser does not have any conflicts of interest that would cause Adviser to not act in the best interest of its clients. Adviser is not affiliated, controlling or controlled by or under the same control as any of the companies for which clients own securities. Additionally, the companies for which clients own securities do not compensate Adviser in any way.

Disclosure of conflicts of interest will be included in the Disclosure Brochure and/or by a separate written statement.

Disclosure of Voting Information
--------------------------------
Clients may contact Adviser at any time to obtain information regarding how client's securities were voted. Clients should send a written request for information on how their securities were voted to the address below or by use of the attached request form.

Proxy Voting Process
--------------------
Adviser will monitor the receipt of all clients' proxies and maintain a record of all proxies received for each year. Adviser will take note of the deadline for casting votes for each proxy. As proxies and information explaining the issues presented for vote are received, Adviser will evaluate the issues to determine how to vote. Votes will be cast in a way so as to act in the best interest of the client. On certain occasions, Adviser may determine that not voting a proxy would be in the best interests of its clients. Proxies will be voted consistently.

Proxy Voting Guidelines
-----------------------
Generally, Adviser uses the following guidelines when voting client securities:
          o Neutral issues such as the retention or appointment of accounting or audit services are typically voted yes. However, should an accounting or audit firm be subject to industry scrutiny, Adviser will evaluate the potential allegations or reasons for scrutiny and determine whether it would be in clients' best interest to vote no. Adviser has no relationship with any particular accounting or audit firm used by the companies in which clients may hold securities.
          o Generally, issues related to executive compensation, incentive stock options, executive recruiting or any matter giving the company latitude in compensation matters or similar matters that could potentially be used to act in the company's best interest rather than clients' best interest will typically be voted no.
          o Adviser's voting decision will be based on its understanding of the issues, its belief that clients will not be adversely affected by the issue, and its belief that the issue, if passed or declined upon, will not be self serving to the company.

Typically, Adviser will vote proxies via hard copy voting ballot or on-line as instructed by the proxy voting instructions. Upon Adviser casting all its votes, evidence that the proxies were voted and how each proxy was voted will be maintained in Adviser's office. All client information is confidential.

                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                Atlanta, GA 30327
                                 (404) 841-6132

                    REQUEST FOR PROXY VOTING INFORMATION FORM
                        ATLANTA, INVESTMENT COUNSEL, LLC


The below signed client requests Atlanta Investment Counsel, LLC to send the following information to client to the address of record or the address listed below.

[ ] A copy of Atlanta Investment Counsel, LLC's Proxy Voting Policies and Procedures.

[ ] Documentation of how each of client's proxies were voted by Atlanta Investment Counsel, LLC.

Please send the above requested information to my address of record or the address stated below:

                        _______________________________________
                        _______________________________________
                        _______________________________________
                        _______________________________________

Dated:   __________________, 20______

Signed by:


______________________________          _________________________________

______________________________          _________________________________
Print Name                              Print Name

                  INVESTMENT ADVISER PROXY VOTING INSTRUCTIONS

    Informational purposes only. Not for distribution or for inclusion in the policies and procedures.
                            ------------------------

Rule 206(4)-6 requires investment advisers registered or required to be registered under section 203 of the Investment Advisers Act to comply with certain procedures should the investment adviser exercise voting authority over client securities. Investment Advisers who exercise voting authority over client securities must do the following:

          1. Adopt and implement written policies and procedures reasonably designed to ensure the Investment Adviser votes client securities in the best interest of the client and disclose how conflicts of interest are resolved when voting the securities.
          2. Prepare a written disclosure statement to be provided to clients outlining the Investment Adviser's proxy voting process and offer to deliver upon request a copy of Investment Adviser's written policies and procedures.
          3. Disclose to client how they may obtain information from the Investment Adviser about how their securities were voted.
          4. Maintain a record of any client requests for information and evidence that Adviser responded to the requests.
          5. Maintain documentation of any information material to the Adviser making a decision on how to vote proxies or that memorializes the basis for voting proxies.

Investment Advisers should ensure:

          o    Disclosure is included in the Form ADV that proxies are voted.
          o Client authorization is obtained for the Investment Adviser to vote the client's securities. Such authorization can be included in the advisory agreement.
          o Obtain client consent to any conflicts of interest disclosed by Adviser with respect to voting clients' securities.

The following language can be included in the advisory agreement to obtain client consent to vote proxies. Additionally, any conflicts of interest should be disclosed and client's acknowledgement of their understanding obtained. Investment Advisers are recommended and encouraged to obtain client initials to demonstrate the client clearly understood the consent they were giving.

          Client hereby authorizes Adviser to vote all Client's proxies which are received by Adviser for securities held in the Account. Adviser may have a conflict of interest when voting securities involving ________________. Client acknowledges understanding of the conflicts of interest and expressly authorizes Adviser to vote the securities held in the Account. Client acknowledges receipt of Adviser's proxy voting process and understands that a request for Adviser's written policies and procedures for proxy voting may be obtained at any time. Further, client may request information on how Client's securities were voted upon request to Adviser.

          Client hereby acknowledges receipt of Adviser's Proxy Voting Process Client Disclosure.

          Initials: _______       ________

Investment Advisers must maintain the books and records as described and set forth in the policies and procedures and in accordance with applicable laws. Books and records should be maintained in an orderly fashion to retain each proxy voted, how it was voted, for what year the vote was cast and documentation to evidence how the Investment Adviser determined how to vote the securities.

Additionally, Investment Advisers should include disclosure in the Form ADV advising clients that they may request a copy of Investment Adviser's policies and procedures on proxy voting and evidence on how client's securities were voted by Adviser upon written request.

Included with this package are written policies and procedures and a client proxy voting process disclosure. Be advised that the policies and procedures must be pertinent to how the Investment Adviser votes securities and determines how to vote securities. Policies and procedures and disclosures to client may not be mere boilerplate. Therefore, Investment Advisers must think carefully through the process of voting clients' securities and create policies and procedures around that process.

                                    **********

Investment Advisers must initially distribute to all clients the Proxy Voting Process disclosure. The disclosure includes language advising the client they may request a copy of Investment Adviser's Proxy Voting policies and procedures and evidence on how the client's securities were voted upon request. It is advisable, though not required by rule, to redistribute annually a disclosure advising the client that Investment Adviser's proxy voting policies and procedures and evidence on how the client's securities were voted are available upon request. Including the disclosure on an invoice, quarterly statement or other mail would be sufficient.

A file should be maintained containing evidence that the disclosure was initially sent and provided to each client. A copy of the disclosure, any cover letter sent to clients and a list of clients to whom the document was sent will suffice.

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust



                           INSTITUTIONAL CLASS SHARES


                                  ANNUAL REPORT


                         FOR THE YEAR ENDED MAY 31, 2003




                               INVESTMENT ADVISOR
                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                    Suite 200
                             Atlanta, Georgia 30327


                                   WISDOM FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                        Rocky Mount, North Carolina 27803
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wisdom Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                   WISDOM FUND
                          Annual Report to Shareholders
                                  July 23, 2003


To Our Fellow Shareholders:

What a difference a quarter makes. Investors should never underestimate the ability of the stock market to surprise and humble investors over the short term. That is why we rely on valuation analysis, which we believe, is a primary driver of investment returns over several years and longer.

Several risks impacted returns over the last year:

     o Structural risks including high debt levels and the sizable U.S. dependence on foreign capital,
     o    Deflation, which could be a by-product of high debt levels,
     o Inflation, which could eventually be ignited by attempts to fight deflation, and
     o    Geopolitical risks including terrorism.

We believe that current asset prices suggest returns of 6-9% for equity-type assets on average, over the next five years. The reality is that returns could be significantly different if growth rates are abnormally high or low or if assets become overvalued or undervalued. So, even though we believe the most likely range of returns is 6-9%, it's not hard to imagine returns being two percentage points higher or lower and, along the way, individual returns could be significantly higher or lower. The sad reality is that returns were so high in the 1990s that they effectively borrowed from the future. The bear market brought things back to reality and beyond and now we've had a bounce back to fair value. How can we do better?

We believe that Atlanta Investment Counsel's added value is the function of the quality of the research and our discipline. At times of extreme greed and fear this is particularly difficult because emotion can cloud judgment. We view one of the most important parts of our job as helping to avoid the emotional ties that can lead to buying and selling at the wrong time.

As of May 31, 2003, the fund had about a 37% allocation to the financial services and the multiline and property and casualty insurance areas. We like these areas because we believe: (1) valuations tend to be low relative to earnings, (2) great management can make a big difference and add value, (3) most competitors are generally mediocre and above-average managers are rare, (4)
growth opportunities are open-ended because market shares tend to be low, markets are large and they are businesses that don't become obsolete, and (5) reported earnings are generally cash earnings.

We remain both pleased and proud that the long-term track record of the fund remains positive and solidly ahead of the passive investment alternative of the S&P 500. Our efforts have met our goals and exceeded our own expectations during the fund's operation in the tumultuous time frame of 2000-2002.

We advise shareholders to maintain modest positive return expectations and also to sustain their confidence. We have selected portfolio companies that, in our opinion, retain the ability to perform well in their respective industries in an improved economic climate.

We find ourselves in an environment that is quite different from what most investors have grown used to over the past two decades. We have gone through the worst bear market in a generation, but have seen investors come back to the market again. We believe that we are well positioned for the environment we are faced with and remain confident we can continue to add substantial value.

C. Douglas Davenport, J.D.
Portfolio Manager-Wisdom Fund


________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

                                   WISDOM FUND

                           INSTITUTIONAL CLASS SHARES

                     Performance Update - $25,000 Investment
       For the period from February 16, 1999 (Commencement of Operations)
                                 to May 31, 2003

--------------------------------------------------------------------------------
                         Wisdom Fund                    S&P 500 Total
                  Institutional Class Shares            Return Index
--------------------------------------------------------------------------------
   02/16/99                $25,000                        $25,000
   05/31/99                 24,889                         26,307
   08/31/99                 24,437                         26,767
   11/30/99                 25,340                         28,243
   02/29/00                 22,113                         27,867
   05/31/00                 25,295                         29,063
  8/31/2000                 26,599                         31,135
 11/30/2000                 28,898                         27,052
  2/28/2001                 28,128                         25,582
  5/31/2001                 28,001                         25,996
  8/31/2001                 27,379                         23,542
 11/30/2001                 27,690                         23,745
  2/28/2002                 28,821                         23,158
  5/31/2002                 30,181                         22,396
  8/31/2002                 27,801                         19,305
 11/30/2002                 27,827                         19,824
  2/28/2003                 25,944                         17,898
  5/31/2003                 29,082                         20,591



This graph depicts the performance of the Wisdom Fund - Institutional Class Shares (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                ----------------------- ------------------------
                                             Since 2/16/99
                       One Year            (Commencement of
                                              Operations)
                ----------------------- ------------------------
                       (3.64)%                  3.59 %
                ----------------------- ------------------------



>>   The graph  assumes an initial  $25,000  investment  at  February  16,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At May 31, 2003, the value of the Fund's Institutional Class Shares would have grown to $29,082 - a cumulative total investment return of 16.33% since February 16, 1999.

>>   At May 31,  2003,  the value of a similar  investment  in the S&P 500 Total
     Return Index would have decreased to $20,591 - a cumulative total investment return of (17.64)% since February 16, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 69.00%

      Apparel Manufacturing - 0.43%
        (a)Jones Apparel Group, Inc. .............................................                     5,310           $    155,902
                                                                                                                       ------------

      Beverages - 7.10%
           The Coca-Cola Company .................................................                    56,830              2,589,743
                                                                                                                       ------------

      Building Materials - 0.45%
           Lowe's Companies, Inc. ................................................                     3,230                136,500
        (a)USG Corporation .......................................................                     2,400                 27,936
                                                                                                                       ------------
                                                                                                                            164,436
                                                                                                                       ------------
      Chemicals - 0.20%
           Great Lakes Chemical Corporation ......................................                     3,220                 74,157
                                                                                                                       ------------

      Commercial Services - 2.09%
           First American Corporation ............................................                     7,770                210,412
           H&R Block, Inc. .......................................................                     3,320                135,921
           Moody's Corporation ...................................................                     8,005                417,460
                                                                                                                       ------------
                                                                                                                            763,793
                                                                                                                       ------------
      Computer Software & Services - 0.45%
           First Data Corporation ................................................                     3,970                164,437
                                                                                                                       ------------

      Cosmetics & Personal Care - 2.89%
           The Gillette Company ..................................................                    31,380              1,054,682
                                                                                                                       ------------

      Financial - Banks, Money Center - 2.40%
           Wells Fargo Company ...................................................                    18,122                875,293
                                                                                                                       ------------

      Financial Services - 7.58%
           American Express Company ..............................................                    37,050              1,543,503
           M&T Bank Corp. ........................................................                     2,030                180,771
           MBIA, Inc. ............................................................                    19,500                975,975
           SunTrust Banks, Inc. ..................................................                     1,100                 65,230
                                                                                                                       ------------
                                                                                                                          2,765,479
                                                                                                                       ------------
      Food - Wholesale - 1.02%
           Sysco Corporation .....................................................                    12,000                371,280
                                                                                                                       ------------

      Furniture & Home Appliances - 0.43%
           Ethan Allen Interiors, Inc. ...........................................                     4,430                157,841
                                                                                                                       ------------

      Health Care Services - 0.28%
        (a)Iron Mountain, Inc. ...................................................                     2,600                102,700
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Industrial Materials - Specialty - 0.10%
           Dover Corporation .....................................................                     1,200           $     36,372
                                                                                                                       ------------

      Insurance - Life & Health - 1.71%
           AFLAC, INCORPORATED ...................................................                    11,060                363,985
           Brown & Brown, Inc. ...................................................                     7,330                259,848
                                                                                                                       ------------
                                                                                                                            623,833
                                                                                                                       ------------
      Insurance - Multiline - 14.47%
           Ambac Financial Group, Inc. ...........................................                     6,580                438,952
           American International Group, Inc. ....................................                    23,150              1,339,922
           American National Insurance Company ...................................                     1,300                111,332
           Arthur J. Gallagher & Co. .............................................                    13,100                356,975
           Cincinnati Financial Corp. ............................................                    11,400                423,168
           Odyssey Re Holdings Corp. .............................................                    14,100                290,883
           PartnerRe Ltd. ........................................................                    11,005                584,585
           RenaissanceRe Holdings Ltd. ...........................................                    25,478              1,138,867
           The Chubb Corporation .................................................                     7,400                473,822
           Willis Group Holdings Limited .........................................                     3,800                120,156
                                                                                                                       ------------
                                                                                                                          5,278,662
                                                                                                                       ------------
      Insurance - Property & Casualty - 15.37%
           ACE Limited ...........................................................                     3,847                140,800
           Everest Re Group, Ltd. ................................................                    11,215                818,695
           Fidelity National Financial, Inc. .....................................                    20,421                634,488
           Leucadia National Corporation .........................................                     7,000                266,980
        (a)Markel Corporation ....................................................                     4,600              1,160,350
           The Progressive Corporation ...........................................                    21,460              1,545,120
           Wesco Financial Corporation ...........................................                       386                116,958
           White Mountains Insurance Group Ltd. ..................................                       900                369,900
           XL Capital Ltd. .......................................................                     6,375                554,944
                                                                                                                       ------------
                                                                                                                          5,608,235
                                                                                                                       ------------
      Manufacturing - 0.30%
        (a)American Standard Company, Inc. .......................................                     1,500                110,985
                                                                                                                       ------------

      Metal Fabrication & Hardware - 0.06%
        (a)Mueller Industries, Inc. ..............................................                       850                 22,261
                                                                                                                       ------------

      Oil & Gas - International - 0.21%
           PetroChina Co., Ltd. ..................................................                     3,000                 75,960
                                                                                                                       ------------

      Packaging & Containers - 0.10%
        (a)Sealed Air Corporation ................................................                       852                 37,394
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Publishing - Newspapers - 1.37%
           Gannett Co., Inc. .....................................................                       623           $     49,217
           The Washington Post Company ...........................................                       620                449,190
                                                                                                                       ------------
                                                                                                                            498,407
                                                                                                                       ------------
      Real Estate Investment Trusts - 0.45%
           HRPT Properties Trust .................................................                       575                  5,457
           Tanger Factory Outlet Centers, Inc. ...................................                     2,735                 88,340
           The Town & Country Trust ..............................................                     3,156                 72,083
                                                                                                                       ------------
                                                                                                                            165,880
                                                                                                                       ------------
      Restaurants & Food Service - 0.75%
           Wendy's International Inc. ............................................                     4,300                129,473
        (a)Yum! Brands Inc. ......................................................                     5,150                143,994
                                                                                                                       ------------
                                                                                                                            273,467
                                                                                                                       ------------
      Retail - Specialty Line - 1.91%
           La-Z-Boy, Inc. ........................................................                     3,000                 65,730
           The Sherwin-Williams Company ..........................................                    13,970                382,499
        (a)Zale Corporation ......................................................                     6,800                247,180
                                                                                                                       ------------
                                                                                                                            695,409
                                                                                                                       ------------
      Retirement/Aged Care - 0.00%
        (a)Five Star Quality Care, Inc. ..........................................                         4                      5
                                                                                                                       ------------

      Shoes - Leather - 0.26%
           Brown Shoe Co., Inc. ..................................................                     3,300                 93,555
                                                                                                                       ------------

      Textiles - 3.24%
        (a)Mohawk Industries, Inc. ...............................................                    20,495              1,182,766
                                                                                                                       ------------

      Transportation - Miscellaneous - 0.11%
           GATX Corporation ......................................................                     2,342                 39,791
                                                                                                                       ------------

      Utilities - Energy - 3.27%
           Entergy Corporation ...................................................                     4,050                209,344
           FPL Group, Inc. .......................................................                     5,865                389,847
           Kinder Morgan, Inc. ...................................................                     8,700                444,135
           Progress Energy, Inc. .................................................                     3,150                148,207
                                                                                                                       ------------
                                                                                                                          1,191,533
                                                                                                                       ------------

           Total Common Stocks (Cost $22,780,283) ..........................................................             25,174,258
                                                                                                                       ------------






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.46%

      Evergreen Institutional Municipal Money Market Fund ............................             1,330,554           $  1,330,554
      PIMCO High Yield Fund ..........................................................               188,453              1,756,383
                                                                                                                       ------------

           Total Investment Companies (Cost $3,048,258) ....................................................              3,086,937
                                                                                                                       ------------


                                                                                                   Principal
                                                                                                   ---------
U.S. GOVERNMENT OBLIGATIONS - 21.93%

      United States Treasury Bill due 06/26/03 ..................................                 $8,007,000              8,000,779
             (Cost $8,000,884)                                                                    ----------           ------------

Total Value of Investments (Cost $33,829,425 (b)) ...............................                      99.39 %         $ 36,261,974
Other Assets Less Liabilities ...................................................                       0.61 %              222,081
                                                                                                  ----------           ------------
      Net Assets ................................................................                     100.00 %         $ 36,484,055
                                                                                                  ==========           ============




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $33,819,028. Unrealized  appreciation/(depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................           $  3,015,979
           Unrealized depreciation .........................................................................               (573,033)
                                                                                                                       ------------

           Net unrealized appreciation .....................................................................           $  2,442,946
                                                                                                                       ============

















See accompanying notes to financial statements


                                                             WISDOM FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 2003


ASSETS
      Investments, at value (cost $33,829,425) ........................................................                $ 36,261,974
      Income receivable ...............................................................................                      30,869
      Receivable for fund shares sold .................................................................                     237,728
      Other assets ....................................................................................                       9,133
                                                                                                                       ------------

           Total assets ...............................................................................                  36,539,704
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      52,637
      Payable for fund shares redeemed ................................................................                       3,012
                                                                                                                       ------------

           Total liabilities ..........................................................................                      55,649
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 36,484,055
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 34,464,630
      Accumulated net realized loss on investments ....................................................                    (413,124)
      Net unrealized appreciation on investments ......................................................                   2,432,549
                                                                                                                       ------------
                                                                                                                       $ 36,484,055
                                                                                                                       ============
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($4,228,602/380,431 shares) ................................................................                $      11.12
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($13,824,651/1,245,792 shares) .............................................................                $      11.10
                                                                                                                       ============
      Maximum offering price per share (100/94.25 of $11.10) ..........................................                $      11.78
                                                                                                                       ============

CLASS B SHARES
      Net asset value, redemption and offering price per share
           ($12,795,975/1,166,958 shares) .............................................................                $      10.97
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($5,634,827/511,666 shares) ................................................................                $      11.01
                                                                                                                       ============











See accompanying notes to financial statements

                                                             WISDOM FUND

                                                       STATEMENT OF OPERATIONS

                                                       Year ended May 31, 2003


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................             $     72,117
           Dividends .....................................................................................                  266,529
                                                                                                                       ------------

               Total income ..............................................................................                  338,646
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                  125,108
           Fund administration fees (note 2) .............................................................                   31,277
           Distribution and service fees - Investor Class Shares (note 3) ................................                   22,154
           Distribution and service fees - Class B Shares (note 3) .......................................                   87,376
           Distribution and service fees - Class C Shares (note 3) .......................................                   35,604
           Custody fees ..................................................................................                    9,275
           Registration and filing administration fees (note 2) ..........................................                   23,931
           Fund accounting fees (note 2) .................................................................                   56,502
           Audit fees ....................................................................................                   16,475
           Legal fees ....................................................................................                   21,458
           Securities pricing fees .......................................................................                    4,866
           Shareholder recordkeeping fees ................................................................                   38,859
           Other accounting fees (note 2) ................................................................                    1,052
           Shareholder servicing expenses ................................................................                   10,018
           Registration and filing expenses ..............................................................                   50,159
           Printing expenses .............................................................................                   13,335
           Trustee fees and meeting expenses .............................................................                    3,890
           Other operating expenses ......................................................................                   10,249
                                                                                                                       ------------

               Total expenses ............................................................................                  561,588
                                                                                                                       ------------

               Less:
                    Expense reimbursements (note 2) ......................................................                     (624)
                    Investment advisory fees waived (note 2) .............................................                   (9,452)
                                                                                                                       ------------

               Net expenses ..............................................................................                  551,512
                                                                                                                       ------------

                    Net investment loss ..................................................................                 (212,866)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (179,255)
      Increase in unrealized appreciation on investments .................................................                1,023,603
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................                  844,348
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $    631,482
                                                                                                                       ============


See accompanying notes to financial statements

                                                             WISDOM FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years ended May 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................             $   (212,866)         $    (55,987)
         Net realized loss from investment transactions ............................                 (179,255)             (233,249)
         Increase in unrealized appreciation on investments ........................                1,023,603               972,562
                                                                                                 ------------          ------------
              Net increase in net assets resulting from operations .................                  631,482               683,326
                                                                                                 ------------          ------------
     Distributions to shareholders from
         Net realized gain from investment transactions - Institutional Class Shares                        0               (30,682)
         Net realized gain from investment transactions - Investor Class Shares ....                        0               (15,741)
         Net realized gain from investment transactions - Class B Shares ...........                        0               (15,865)
         Net realized gain from investment transactions - Class C Shares ...........                        0               (10,533)
                                                                                                 ------------          ------------
              Decrease in net assets resulting from distributions ..................                        0               (72,821)
                                                                                                 ------------          ------------
     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......               23,073,111             4,966,991
                                                                                                 ------------          ------------

                     Total increase in net assets ..................................               23,704,593             5,577,496

NET ASSETS
     Beginning of year .............................................................               12,779,462             7,201,966
                                                                                                 ------------          ------------

     End of year ...................................................................             $ 36,484,055          $ 12,779,462
                                                                                                 ============          ============
(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                   2003                                       2002
                                                        Shares               Value                 Shares                 Value
---------------------------------------------------  -------------------------------------------------------------------------------
              INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold ......................................         59,533          $    629,968                44,137          $    469,606
Shares issued for reinvestment of distributions ..              0                     0                 2,873                30,682
Shares redeemed ..................................        (19,266)             (200,123)                  (10)                 (106)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................         40,267          $    429,845                47,000          $    500,182
                                                     ============          ============          ============          ============
---------------------------------------------------
                 INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold ......................................      1,186,944          $ 12,484,955               179,059          $  1,939,701
Shares issued for reinvestment of distributions ..              0                     0                 1,412                15,119
Shares redeemed ..................................       (178,198)           (1,844,784)              (59,071)             (596,651)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      1,008,746          $ 10,640,171               121,400          $  1,358,169
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS B SHARES
---------------------------------------------------
Shares sold ......................................        869,053          $  9,061,351               328,961          $  3,657,636
Shares issued for reinvestment of distributions ..              0                     0                   984                10,520
Shares redeemed ..................................        (76,569)             (796,003)             (120,721)           (1,289,873)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        792,484          $  8,265,348               209,224          $  2,378,283
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS C SHARES
---------------------------------------------------
Shares sold ......................................        401,147          $  4,218,789                81,920          $    907,685
Shares issued for reinvestment of distributions ..              0                     0                   971                10,423
Shares redeemed ..................................        (46,073)             (481,042)              (16,796)             (187,751)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        355,074          $  3,737,747                66,095          $    730,357
                                                     ============          ============          ============          ============
---------------------------------------------------
                   FUND SUMMARY
---------------------------------------------------
Shares sold ......................................      2,516,677          $ 26,395,063               634,077          $  6,974,628
Shares issued for reinvestment of distributions ..              0                     0                 6,240                66,744
Shares redeemed ..................................       (320,106)           (3,321,952)             (196,598)           (2,074,381)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      2,196,571          $ 23,073,111               443,719          $  4,966,991
                                                     ============          ============          ============          ============

See accompanying notes to financial statements

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002          2001           2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $     11.54    $     10.80    $      9.90    $      9.91    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ................         (0.03)         (0.02)          0.17           0.18           0.04
        Net realized and unrealized (loss) gain
            on investments ..........................         (0.39)          0.85           0.90          (0.01)         (0.09)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations ........         (0.42)          0.83           1.07           0.17          (0.05)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income .......................          0.00           0.00          (0.17)         (0.18)         (0.04)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------
            Total distributions .....................          0.00          (0.09)         (0.17)         (0.18)         (0.04)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period ......................   $     11.12    $     11.54    $     10.80    $      9.90    $      9.91
                                                        ===========    ===========    ===========    ===========    ===========
Total return ........................................         (3.64)%         7.78 %        10.70 %         1.64 %        (0.45)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period ........................   $ 4,228,602    $ 3,924,962    $ 3,164,763    $ 2,710,312    $   498,213
                                                        ===========    ===========    ===========    ===========    ===========


   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.67 %         3.19 %         3.30 %         5.05 %        23.94 %(b)
        After expense reimbursements and waived fees           1.62 %         1.71 %         0.26 %         0.00 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.30)%        (1.65)%        (1.47)%        (2.87)%       (22.69)%(b)
        After expense reimbursements and waived fees          (0.25)%        (0.17)%         1.57 %         2.18 %         1.26 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.



                                                                                                                        (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002           2001          2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $     11.56    $     10.84    $      9.93    $      9.92    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ...............          (0.04)         (0.04)          0.13           0.12           0.02
        Net realized and unrealized (loss) gain
            on investments .........................          (0.42)          0.85           0.91           0.01          (0.08)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations .......          (0.46)          0.81           1.04           0.13          (0.06)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ......................           0.00           0.00          (0.13)         (0.12)         (0.02)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------

            Total distributions ....................           0.00          (0.09)         (0.13)         (0.12)         (0.02)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period .....................    $     11.10    $     11.56    $     10.84    $      9.93    $      9.92
                                                        ===========    ===========    ===========    ===========    ===========

Total return (c) ...................................          (3.98)%         7.57 %        10.41 %         1.36 %        (0.58)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .......................    $13,824,651    $ 2,739,727    $ 1,253,515    $   656,212    $        99
                                                        ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.91 %         3.39 %         3.86 %         4.29 %        15.49 %(b)
        After expense reimbursements and waived fees           1.87 %         1.96 %         0.68 %         0.25 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.56)%        (1.91)%        (1.97)%        (1.96)%       (14.68)%(b)
        After expense reimbursements and waived fees          (0.53)%        (0.48)%         1.21 %         2.08 %         0.81 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)


                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS B SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                           2003           2002           2001         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................        $     11.50    $     10.87    $      9.97    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.10)         (0.07)          0.06           0.04
        Net realized and unrealized (loss) gain on investments               (0.43)          0.79           0.90          (0.23)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.06)         (0.04)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.06)         (0.04)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     10.97    $     11.50    $     10.87    $      9.97
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.61)%         6.72 %         9.60 %        (1.85)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $12,795,975    $ 4,307,197    $ 1,796,569    $ 1,168,374
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.14 %         4.33 %         4.09 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.28 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.50)%        (1.78)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.23)%         0.56 %         1.31 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001          2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................         $     11.54    $     10.91    $      9.98    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.09)         (0.10)          0.03           0.03
        Net realized and unrealized (loss) gain on investments               (0.44)          0.82           0.93          (0.22)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.03)         (0.03)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.03)         (0.03)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     11.01    $     11.54    $     10.91    $      9.98
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.59)%         6.69 %         9.64 %        (1.86)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $ 5,634,827    $ 1,807,576    $   987,119    $   173,395
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.18 %         4.44 %         4.07 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.41 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.62)%        (1.77)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.19)%         0.40 %         1.30 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                      See accompanying notes to financial statements

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Wisdom Fund (the "Fund") is a diversified series of shares of beneficial interest of the New Providence Investment Trust (the "Trust"), an open-ended management investment company. The Trust was organized on July 9, 1997 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on February 16, 1999. The investment objective of the Fund is to seek maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions. The Board of Trustees of the Trust (the "Trustees") approved, on October 7, 1999, a plan to authorize two new classes of shares designated as Class B Shares and Class C Shares. On November 16, 1999, the Class B Shares and Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into four classes - Institutional Class Shares, Investor Class Shares, Class B shares and Class C shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are not attributable to the Institutional Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $212,866 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decreasing paid-in capital.

                  The Fund has capital loss carryforwards for federal income tax purposes of $339,603, of which $174,661 expires in the year 2010 and $164,942 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant  to  an  investment  advisory  agreement,  Atlanta  Investment
         Counsel, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.50% of the first $500 million of the Fund's average daily net assets and 0.40% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.00% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.75% of the average daily net assets of the Fund's Class B Shares and Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $9,452 and reimbursed $624 of the operating expenses incurred by the Fund for the year ended May 31, 2003.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration shall not be less than $2,000 per month. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, including transaction fees, with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.





                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended May 31, 2003, the Distributor retained sales charges in the amount of $24,085.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted distribution and service plans pursuant to Rule 12b-1 of the Act (the "Plans") applicable to the Investor Class Shares, Class B Shares, and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plans provide that the Fund may incur certain costs, which may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets or 1.00% per annum of the Class B Shares or Class C Shares for each year elapsed subsequent to adoption of the Plans, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares, Class B Shares and Class C Shares in the Fund or support servicing of those classes' shareholder accounts. The Fund incurred $22,154, $87,376, and $35,604, in distribution and service fees under the Plans with respect to Investor Class Shares, Class B Shares, and Class C Shares, respectively, for the year ended May 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $19,893,795 and $1,999,410, respectively, for the year ended May 31, 2003.














                                                                     (Continued)

                                   WISDOM FUND

                             ADDITIONAL INFORMATION

                                  May 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustee and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustee and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustee received aggregate compensation of $3,000 during the fiscal year ended May 31, 2003 from the Fund for his services to the Fund and Trust. The officers did not receive compensation from the Fund for their services to the Fund and Trust.

---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                             Position(s)  Length                                           Complex
         Name, Age,           held with   of Time        Principal Occupation(s)         Overseen by        Other Directorships
        and Address          Fund/Trust   Served           During Past 5 Years             Trustee            Held by Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                        Independent Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Jack E. Brinson, 70          Trustee     Since    Retired;  Previously,  President  of       1       Independent  Trustee  - Gardner
                                         1997     Brinson   Investment  Co.  (personal               Lewis  Investment Trust for the
                                                  investments) President   of  Brinson               and three series of that trust;
                                                  Chevrolet,  Inc. (auto  dealership)                The Nottingham Investment Trust
                                                                                                     II for the eight series of that
                                                                                                     trust; Hillman Capital
                                                                                                     Management Investment Trust for
                                                                                                     two series of that trust; and
                                                                                                     de Leon Funds Trust for the
                                                                                                     one series of that trust  (all
                                                                                                     registered investment
                                                                                                     companies)
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                            Officers
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Douglas Davenport, 52     President,  Since    President  (since  1998) of  Atlanta      n/a                    n/a
Atlanta Investment  Counsel, Treasurer,  2003     Investment Counsel,  LLC (Advisor of
LLC                          Principal            the Fund);  previously,  stockbroker
3717 Haddon Hall Road, NW    Executive            at Lehman Brothers
Suite 200                    Officer,
Atlanta, GA  30327           and
                             Principal
                             Financial
                             Officer
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Frank Watson III, 32      Secretary   Since    President   and   Chief    Operating      n/a                    n/a
                                         1997     Officer    (since   1999)   of   The
                                                  Nottingham                   Company
                                                  (Administrator    to   the    Fund);
                                                  previously,  Chief Operating Officer
                                                  of The Nottingham Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Julian G. Winters, 34        Assistant   Since    Vice            President-Compliance      n/a                    n/a
                             Treasurer   2003     Administration  (since  1998) of The
                             and                  Nottingham   Company;    previously,
                             Assistant            Fund  Accountant  at The  Nottingham
                             Secretary            Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel:  (212) 436-2000
Fax:  (212) 436-5000
www.deloitte.com                                                        Deloitte
                                                                        & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of New Providence Investment Trust and Shareholders of Wisdom Fund:


We have audited the accompanying statement of assets and liabilities of Wisdom Fund (the "Fund") (a portfolio of New Providence Investment Trust), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wisdom Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
June 27, 2003

___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank)

                    (This page was intentionally left blank)

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust



                              INVESTOR CLASS SHARES


                                  ANNUAL REPORT


                         FOR THE YEAR ENDED MAY 31, 2003




                               INVESTMENT ADVISOR
                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                    Suite 200
                             Atlanta, Georgia 30327


                                   WISDOM FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                        Rocky Mount, North Carolina 27803
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wisdom Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                   WISDOM FUND
                          Annual Report to Shareholders
                                  July 23, 2003


To Our Fellow Shareholders:

What a difference a quarter makes. Investors should never underestimate the ability of the stock market to surprise and humble investors over the short term. That is why we rely on valuation analysis, which we believe, is a primary driver of investment returns over several years and longer.

Several risks impacted returns over the last year:

     o Structural risks including high debt levels and the sizable U.S. dependence on foreign capital,
     o    Deflation, which could be a by-product of high debt levels,
     o Inflation, which could eventually be ignited by attempts to fight deflation, and
     o    Geopolitical risks including terrorism.

We believe that current asset prices suggest returns of 6-9% for equity-type assets on average, over the next five years. The reality is that returns could be significantly different if growth rates are abnormally high or low or if assets become overvalued or undervalued. So, even though we believe the most likely range of returns is 6-9%, it's not hard to imagine returns being two percentage points higher or lower and, along the way, individual returns could be significantly higher or lower. The sad reality is that returns were so high in the 1990s that they effectively borrowed from the future. The bear market brought things back to reality and beyond and now we've had a bounce back to fair value. How can we do better?

We believe that Atlanta Investment Counsel's added value is the function of the quality of the research and our discipline. At times of extreme greed and fear this is particularly difficult because emotion can cloud judgment. We view one of the most important parts of our job as helping to avoid the emotional ties that can lead to buying and selling at the wrong time.

As of May 31, 2003, the fund had about a 37% allocation to the financial services and the multiline and property and casualty insurance areas. We like these areas because we believe: (1) valuations tend to be low relative to earnings, (2) great management can make a big difference and add value, (3) most competitors are generally mediocre and above-average managers are rare, (4)
growth opportunities are open-ended because market shares tend to be low, markets are large and they are businesses that don't become obsolete, and (5) reported earnings are generally cash earnings.

We remain both pleased and proud that the long-term track record of the fund remains positive and solidly ahead of the passive investment alternative of the S&P 500. Our efforts have met our goals and exceeded our own expectations during the fund's operation in the tumultuous time frame of 2000-2002.

We advise shareholders to maintain modest positive return expectations and also to sustain their confidence. We have selected portfolio companies that, in our opinion, retain the ability to perform well in their respective industries in an improved economic climate.

We find ourselves in an environment that is quite different from what most investors have grown used to over the past two decades. We have gone through the worst bear market in a generation, but have seen investors come back to the market again. We believe that we are well positioned for the environment we are faced with and remain confident we can continue to add substantial value.

C. Douglas Davenport, J.D.
Portfolio Manager-Wisdom Fund


________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

                                   WISDOM FUND

                              INVESTOR CLASS SHARES

                     Performance Update - $10,000 Investment
       For the period from February 16, 1999 (Commencement of Operations)
                                 to May 31, 2003


--------------------------------------------------------------------------------
                         Wisdom Fund                    S&P 500 Total
                     Investor Class Shares              Return Index
--------------------------------------------------------------------------------
   02/16/99                $ 9,425                        $10,000
   05/31/99                  9,370                         10,523
   08/31/99                  9,191                         10,707
   11/30/99                  9,551                         11,297
   02/29/00                  8,311                         11,147
   05/31/00                  9,498                         11,625
  8/31/2000                  9,986                         12,454
 11/30/2000                 10,847                         10,821
  2/28/2001                 10,545                         10,233
  5/31/2001                 10,487                         10,399
  8/31/2001                 10,255                          9,417
 11/30/2001                 10,361                          9,498
  2/28/2002                 10,783                          9,259
  5/31/2002                 11,281                          8,959
  8/31/2002                 10,383                          7,722
 11/30/2002                 10,373                          7,930
  2/28/2003                  9,671                          7,159
  5/31/2003                 10,832                          8,236



This graph depicts the performance of the Wisdom Fund - Investor Class Shares (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

       ------------------------------ --------------- ------------------
                                                        Since 2/16/99
                                         One Year       (Commencement
                                                        Of Operations)
       ------------------------------ --------------- ------------------

                No Sales Load             (3.98)%            3.30 %
       ------------------------------ --------------- ------------------
          5.75% Maximum Sales Load        (9.50)%            1.88 %
       ------------------------------ --------------- ------------------

>> The graph assumes an initial $10,000 investment ($9,425 after maximum sales load of 5.75%) at February 16, 1999 (commencement of operations). All dividends and distributions are reinvested.

>> At May 31, 2003, the value of the Fund's Investor Class Shares would have increased to $10,832 - a cumulative total investment return of 8.32% since February 16, 1999. Without the deduction of the 5.75% maximum sales load, the value of the Fund's Investor Class Shares would have grown to $11,493 - a cumulative total investment return of 14.93% since February 16, 1999. The sales load may be reduced or eliminated for larger purchases.

>> At May 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have decreased to $8,236 - a cumulative total investment return of (17.64)% since February 16, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 69.00%

      Apparel Manufacturing - 0.43%
        (a)Jones Apparel Group, Inc. .............................................                     5,310           $    155,902
                                                                                                                       ------------

      Beverages - 7.10%
           The Coca-Cola Company .................................................                    56,830              2,589,743
                                                                                                                       ------------

      Building Materials - 0.45%
           Lowe's Companies, Inc. ................................................                     3,230                136,500
        (a)USG Corporation .......................................................                     2,400                 27,936
                                                                                                                       ------------
                                                                                                                            164,436
                                                                                                                       ------------
      Chemicals - 0.20%
           Great Lakes Chemical Corporation ......................................                     3,220                 74,157
                                                                                                                       ------------

      Commercial Services - 2.09%
           First American Corporation ............................................                     7,770                210,412
           H&R Block, Inc. .......................................................                     3,320                135,921
           Moody's Corporation ...................................................                     8,005                417,460
                                                                                                                       ------------
                                                                                                                            763,793
                                                                                                                       ------------
      Computer Software & Services - 0.45%
           First Data Corporation ................................................                     3,970                164,437
                                                                                                                       ------------

      Cosmetics & Personal Care - 2.89%
           The Gillette Company ..................................................                    31,380              1,054,682
                                                                                                                       ------------

      Financial - Banks, Money Center - 2.40%
           Wells Fargo Company ...................................................                    18,122                875,293
                                                                                                                       ------------

      Financial Services - 7.58%
           American Express Company ..............................................                    37,050              1,543,503
           M&T Bank Corp. ........................................................                     2,030                180,771
           MBIA, Inc. ............................................................                    19,500                975,975
           SunTrust Banks, Inc. ..................................................                     1,100                 65,230
                                                                                                                       ------------
                                                                                                                          2,765,479
                                                                                                                       ------------
      Food - Wholesale - 1.02%
           Sysco Corporation .....................................................                    12,000                371,280
                                                                                                                       ------------

      Furniture & Home Appliances - 0.43%
           Ethan Allen Interiors, Inc. ...........................................                     4,430                157,841
                                                                                                                       ------------

      Health Care Services - 0.28%
        (a)Iron Mountain, Inc. ...................................................                     2,600                102,700
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Industrial Materials - Specialty - 0.10%
           Dover Corporation .....................................................                     1,200           $     36,372
                                                                                                                       ------------

      Insurance - Life & Health - 1.71%
           AFLAC, INCORPORATED ...................................................                    11,060                363,985
           Brown & Brown, Inc. ...................................................                     7,330                259,848
                                                                                                                       ------------
                                                                                                                            623,833
                                                                                                                       ------------
      Insurance - Multiline - 14.47%
           Ambac Financial Group, Inc. ...........................................                     6,580                438,952
           American International Group, Inc. ....................................                    23,150              1,339,922
           American National Insurance Company ...................................                     1,300                111,332
           Arthur J. Gallagher & Co. .............................................                    13,100                356,975
           Cincinnati Financial Corp. ............................................                    11,400                423,168
           Odyssey Re Holdings Corp. .............................................                    14,100                290,883
           PartnerRe Ltd. ........................................................                    11,005                584,585
           RenaissanceRe Holdings Ltd. ...........................................                    25,478              1,138,867
           The Chubb Corporation .................................................                     7,400                473,822
           Willis Group Holdings Limited .........................................                     3,800                120,156
                                                                                                                       ------------
                                                                                                                          5,278,662
                                                                                                                       ------------
      Insurance - Property & Casualty - 15.37%
           ACE Limited ...........................................................                     3,847                140,800
           Everest Re Group, Ltd. ................................................                    11,215                818,695
           Fidelity National Financial, Inc. .....................................                    20,421                634,488
           Leucadia National Corporation .........................................                     7,000                266,980
        (a)Markel Corporation ....................................................                     4,600              1,160,350
           The Progressive Corporation ...........................................                    21,460              1,545,120
           Wesco Financial Corporation ...........................................                       386                116,958
           White Mountains Insurance Group Ltd. ..................................                       900                369,900
           XL Capital Ltd. .......................................................                     6,375                554,944
                                                                                                                       ------------
                                                                                                                          5,608,235
                                                                                                                       ------------
      Manufacturing - 0.30%
        (a)American Standard Company, Inc. .......................................                     1,500                110,985
                                                                                                                       ------------

      Metal Fabrication & Hardware - 0.06%
        (a)Mueller Industries, Inc. ..............................................                       850                 22,261
                                                                                                                       ------------

      Oil & Gas - International - 0.21%
           PetroChina Co., Ltd. ..................................................                     3,000                 75,960
                                                                                                                       ------------

      Packaging & Containers - 0.10%
        (a)Sealed Air Corporation ................................................                       852                 37,394
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Publishing - Newspapers - 1.37%
           Gannett Co., Inc. .....................................................                       623           $     49,217
           The Washington Post Company ...........................................                       620                449,190
                                                                                                                       ------------
                                                                                                                            498,407
                                                                                                                       ------------
      Real Estate Investment Trusts - 0.45%
           HRPT Properties Trust .................................................                       575                  5,457
           Tanger Factory Outlet Centers, Inc. ...................................                     2,735                 88,340
           The Town & Country Trust ..............................................                     3,156                 72,083
                                                                                                                       ------------
                                                                                                                            165,880
                                                                                                                       ------------
      Restaurants & Food Service - 0.75%
           Wendy's International Inc. ............................................                     4,300                129,473
        (a)Yum! Brands Inc. ......................................................                     5,150                143,994
                                                                                                                       ------------
                                                                                                                            273,467
                                                                                                                       ------------
      Retail - Specialty Line - 1.91%
           La-Z-Boy, Inc. ........................................................                     3,000                 65,730
           The Sherwin-Williams Company ..........................................                    13,970                382,499
        (a)Zale Corporation ......................................................                     6,800                247,180
                                                                                                                       ------------
                                                                                                                            695,409
                                                                                                                       ------------
      Retirement/Aged Care - 0.00%
        (a)Five Star Quality Care, Inc. ..........................................                         4                      5
                                                                                                                       ------------

      Shoes - Leather - 0.26%
           Brown Shoe Co., Inc. ..................................................                     3,300                 93,555
                                                                                                                       ------------

      Textiles - 3.24%
        (a)Mohawk Industries, Inc. ...............................................                    20,495              1,182,766
                                                                                                                       ------------

      Transportation - Miscellaneous - 0.11%
           GATX Corporation ......................................................                     2,342                 39,791
                                                                                                                       ------------

      Utilities - Energy - 3.27%
           Entergy Corporation ...................................................                     4,050                209,344
           FPL Group, Inc. .......................................................                     5,865                389,847
           Kinder Morgan, Inc. ...................................................                     8,700                444,135
           Progress Energy, Inc. .................................................                     3,150                148,207
                                                                                                                       ------------
                                                                                                                          1,191,533
                                                                                                                       ------------

           Total Common Stocks (Cost $22,780,283) ..........................................................             25,174,258
                                                                                                                       ------------






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.46%

      Evergreen Institutional Municipal Money Market Fund ............................             1,330,554           $  1,330,554
      PIMCO High Yield Fund ..........................................................               188,453              1,756,383
                                                                                                                       ------------

           Total Investment Companies (Cost $3,048,258) ....................................................              3,086,937
                                                                                                                       ------------


                                                                                                   Principal
                                                                                                   ---------
U.S. GOVERNMENT OBLIGATIONS - 21.93%

      United States Treasury Bill due 06/26/03 ..................................                 $8,007,000              8,000,779
             (Cost $8,000,884)                                                                    ----------           ------------

Total Value of Investments (Cost $33,829,425 (b)) ...............................                      99.39 %         $ 36,261,974
Other Assets Less Liabilities ...................................................                       0.61 %              222,081
                                                                                                  ----------           ------------
      Net Assets ................................................................                     100.00 %         $ 36,484,055
                                                                                                  ==========           ============




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $33,819,028. Unrealized  appreciation/(depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................           $  3,015,979
           Unrealized depreciation .........................................................................               (573,033)
                                                                                                                       ------------

           Net unrealized appreciation .....................................................................           $  2,442,946
                                                                                                                       ============

















See accompanying notes to financial statements


                                                             WISDOM FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 2003


ASSETS
      Investments, at value (cost $33,829,425) ........................................................                $ 36,261,974
      Income receivable ...............................................................................                      30,869
      Receivable for fund shares sold .................................................................                     237,728
      Other assets ....................................................................................                       9,133
                                                                                                                       ------------

           Total assets ...............................................................................                  36,539,704
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      52,637
      Payable for fund shares redeemed ................................................................                       3,012
                                                                                                                       ------------

           Total liabilities ..........................................................................                      55,649
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 36,484,055
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 34,464,630
      Accumulated net realized loss on investments ....................................................                    (413,124)
      Net unrealized appreciation on investments ......................................................                   2,432,549
                                                                                                                       ------------
                                                                                                                       $ 36,484,055
                                                                                                                       ============
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($4,228,602/380,431 shares) ................................................................                $      11.12
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($13,824,651/1,245,792 shares) .............................................................                $      11.10
                                                                                                                       ============
      Maximum offering price per share (100/94.25 of $11.10) ..........................................                $      11.78
                                                                                                                       ============

CLASS B SHARES
      Net asset value, redemption and offering price per share
           ($12,795,975/1,166,958 shares) .............................................................                $      10.97
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($5,634,827/511,666 shares) ................................................................                $      11.01
                                                                                                                       ============











See accompanying notes to financial statements

                                                             WISDOM FUND

                                                       STATEMENT OF OPERATIONS

                                                       Year ended May 31, 2003


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................             $     72,117
           Dividends .....................................................................................                  266,529
                                                                                                                       ------------

               Total income ..............................................................................                  338,646
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                  125,108
           Fund administration fees (note 2) .............................................................                   31,277
           Distribution and service fees - Investor Class Shares (note 3) ................................                   22,154
           Distribution and service fees - Class B Shares (note 3) .......................................                   87,376
           Distribution and service fees - Class C Shares (note 3) .......................................                   35,604
           Custody fees ..................................................................................                    9,275
           Registration and filing administration fees (note 2) ..........................................                   23,931
           Fund accounting fees (note 2) .................................................................                   56,502
           Audit fees ....................................................................................                   16,475
           Legal fees ....................................................................................                   21,458
           Securities pricing fees .......................................................................                    4,866
           Shareholder recordkeeping fees ................................................................                   38,859
           Other accounting fees (note 2) ................................................................                    1,052
           Shareholder servicing expenses ................................................................                   10,018
           Registration and filing expenses ..............................................................                   50,159
           Printing expenses .............................................................................                   13,335
           Trustee fees and meeting expenses .............................................................                    3,890
           Other operating expenses ......................................................................                   10,249
                                                                                                                       ------------

               Total expenses ............................................................................                  561,588
                                                                                                                       ------------

               Less:
                    Expense reimbursements (note 2) ......................................................                     (624)
                    Investment advisory fees waived (note 2) .............................................                   (9,452)
                                                                                                                       ------------

               Net expenses ..............................................................................                  551,512
                                                                                                                       ------------

                    Net investment loss ..................................................................                 (212,866)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (179,255)
      Increase in unrealized appreciation on investments .................................................                1,023,603
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................                  844,348
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $    631,482
                                                                                                                       ============


See accompanying notes to financial statements

                                                             WISDOM FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years ended May 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................             $   (212,866)         $    (55,987)
         Net realized loss from investment transactions ............................                 (179,255)             (233,249)
         Increase in unrealized appreciation on investments ........................                1,023,603               972,562
                                                                                                 ------------          ------------
              Net increase in net assets resulting from operations .................                  631,482               683,326
                                                                                                 ------------          ------------
     Distributions to shareholders from
         Net realized gain from investment transactions - Institutional Class Shares                        0               (30,682)
         Net realized gain from investment transactions - Investor Class Shares ....                        0               (15,741)
         Net realized gain from investment transactions - Class B Shares ...........                        0               (15,865)
         Net realized gain from investment transactions - Class C Shares ...........                        0               (10,533)
                                                                                                 ------------          ------------
              Decrease in net assets resulting from distributions ..................                        0               (72,821)
                                                                                                 ------------          ------------
     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......               23,073,111             4,966,991
                                                                                                 ------------          ------------

                     Total increase in net assets ..................................               23,704,593             5,577,496

NET ASSETS
     Beginning of year .............................................................               12,779,462             7,201,966
                                                                                                 ------------          ------------

     End of year ...................................................................             $ 36,484,055          $ 12,779,462
                                                                                                 ============          ============
(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                   2003                                       2002
                                                        Shares               Value                 Shares                 Value
---------------------------------------------------  -------------------------------------------------------------------------------
              INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold ......................................         59,533          $    629,968                44,137          $    469,606
Shares issued for reinvestment of distributions ..              0                     0                 2,873                30,682
Shares redeemed ..................................        (19,266)             (200,123)                  (10)                 (106)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................         40,267          $    429,845                47,000          $    500,182
                                                     ============          ============          ============          ============
---------------------------------------------------
                 INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold ......................................      1,186,944          $ 12,484,955               179,059          $  1,939,701
Shares issued for reinvestment of distributions ..              0                     0                 1,412                15,119
Shares redeemed ..................................       (178,198)           (1,844,784)              (59,071)             (596,651)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      1,008,746          $ 10,640,171               121,400          $  1,358,169
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS B SHARES
---------------------------------------------------
Shares sold ......................................        869,053          $  9,061,351               328,961          $  3,657,636
Shares issued for reinvestment of distributions ..              0                     0                   984                10,520
Shares redeemed ..................................        (76,569)             (796,003)             (120,721)           (1,289,873)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        792,484          $  8,265,348               209,224          $  2,378,283
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS C SHARES
---------------------------------------------------
Shares sold ......................................        401,147          $  4,218,789                81,920          $    907,685
Shares issued for reinvestment of distributions ..              0                     0                   971                10,423
Shares redeemed ..................................        (46,073)             (481,042)              (16,796)             (187,751)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        355,074          $  3,737,747                66,095          $    730,357
                                                     ============          ============          ============          ============
---------------------------------------------------
                   FUND SUMMARY
---------------------------------------------------
Shares sold ......................................      2,516,677          $ 26,395,063               634,077          $  6,974,628
Shares issued for reinvestment of distributions ..              0                     0                 6,240                66,744
Shares redeemed ..................................       (320,106)           (3,321,952)             (196,598)           (2,074,381)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      2,196,571          $ 23,073,111               443,719          $  4,966,991
                                                     ============          ============          ============          ============

See accompanying notes to financial statements

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002          2001           2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $     11.54    $     10.80    $      9.90    $      9.91    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ................         (0.03)         (0.02)          0.17           0.18           0.04
        Net realized and unrealized (loss) gain
            on investments ..........................         (0.39)          0.85           0.90          (0.01)         (0.09)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations ........         (0.42)          0.83           1.07           0.17          (0.05)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income .......................          0.00           0.00          (0.17)         (0.18)         (0.04)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------
            Total distributions .....................          0.00          (0.09)         (0.17)         (0.18)         (0.04)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period ......................   $     11.12    $     11.54    $     10.80    $      9.90    $      9.91
                                                        ===========    ===========    ===========    ===========    ===========
Total return ........................................         (3.64)%         7.78 %        10.70 %         1.64 %        (0.45)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period ........................   $ 4,228,602    $ 3,924,962    $ 3,164,763    $ 2,710,312    $   498,213
                                                        ===========    ===========    ===========    ===========    ===========


   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.67 %         3.19 %         3.30 %         5.05 %        23.94 %(b)
        After expense reimbursements and waived fees           1.62 %         1.71 %         0.26 %         0.00 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.30)%        (1.65)%        (1.47)%        (2.87)%       (22.69)%(b)
        After expense reimbursements and waived fees          (0.25)%        (0.17)%         1.57 %         2.18 %         1.26 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.



                                                                                                                        (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002           2001          2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $     11.56    $     10.84    $      9.93    $      9.92    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ...............          (0.04)         (0.04)          0.13           0.12           0.02
        Net realized and unrealized (loss) gain
            on investments .........................          (0.42)          0.85           0.91           0.01          (0.08)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations .......          (0.46)          0.81           1.04           0.13          (0.06)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ......................           0.00           0.00          (0.13)         (0.12)         (0.02)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------

            Total distributions ....................           0.00          (0.09)         (0.13)         (0.12)         (0.02)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period .....................    $     11.10    $     11.56    $     10.84    $      9.93    $      9.92
                                                        ===========    ===========    ===========    ===========    ===========

Total return (c) ...................................          (3.98)%         7.57 %        10.41 %         1.36 %        (0.58)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .......................    $13,824,651    $ 2,739,727    $ 1,253,515    $   656,212    $        99
                                                        ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.91 %         3.39 %         3.86 %         4.29 %        15.49 %(b)
        After expense reimbursements and waived fees           1.87 %         1.96 %         0.68 %         0.25 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.56)%        (1.91)%        (1.97)%        (1.96)%       (14.68)%(b)
        After expense reimbursements and waived fees          (0.53)%        (0.48)%         1.21 %         2.08 %         0.81 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)


                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS B SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                           2003           2002           2001         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................        $     11.50    $     10.87    $      9.97    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.10)         (0.07)          0.06           0.04
        Net realized and unrealized (loss) gain on investments               (0.43)          0.79           0.90          (0.23)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.06)         (0.04)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.06)         (0.04)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     10.97    $     11.50    $     10.87    $      9.97
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.61)%         6.72 %         9.60 %        (1.85)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $12,795,975    $ 4,307,197    $ 1,796,569    $ 1,168,374
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.14 %         4.33 %         4.09 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.28 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.50)%        (1.78)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.23)%         0.56 %         1.31 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001          2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................         $     11.54    $     10.91    $      9.98    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.09)         (0.10)          0.03           0.03
        Net realized and unrealized (loss) gain on investments               (0.44)          0.82           0.93          (0.22)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.03)         (0.03)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.03)         (0.03)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     11.01    $     11.54    $     10.91    $      9.98
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.59)%         6.69 %         9.64 %        (1.86)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $ 5,634,827    $ 1,807,576    $   987,119    $   173,395
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.18 %         4.44 %         4.07 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.41 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.62)%        (1.77)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.19)%         0.40 %         1.30 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                      See accompanying notes to financial statements

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Wisdom Fund (the "Fund") is a diversified series of shares of beneficial interest of the New Providence Investment Trust (the "Trust"), an open-ended management investment company. The Trust was organized on July 9, 1997 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on February 16, 1999. The investment objective of the Fund is to seek maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions. The Board of Trustees of the Trust (the "Trustees") approved, on October 7, 1999, a plan to authorize two new classes of shares designated as Class B Shares and Class C Shares. On November 16, 1999, the Class B Shares and Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into four classes - Institutional Class Shares, Investor Class Shares, Class B shares and Class C shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are not attributable to the Institutional Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $212,866 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decreasing paid-in capital.

                  The Fund has capital loss carryforwards for federal income tax purposes of $339,603, of which $174,661 expires in the year 2010 and $164,942 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant  to  an  investment  advisory  agreement,  Atlanta  Investment
         Counsel, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.50% of the first $500 million of the Fund's average daily net assets and 0.40% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.00% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.75% of the average daily net assets of the Fund's Class B Shares and Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $9,452 and reimbursed $624 of the operating expenses incurred by the Fund for the year ended May 31, 2003.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration shall not be less than $2,000 per month. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, including transaction fees, with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.





                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended May 31, 2003, the Distributor retained sales charges in the amount of $24,085.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted distribution and service plans pursuant to Rule 12b-1 of the Act (the "Plans") applicable to the Investor Class Shares, Class B Shares, and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plans provide that the Fund may incur certain costs, which may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets or 1.00% per annum of the Class B Shares or Class C Shares for each year elapsed subsequent to adoption of the Plans, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares, Class B Shares and Class C Shares in the Fund or support servicing of those classes' shareholder accounts. The Fund incurred $22,154, $87,376, and $35,604, in distribution and service fees under the Plans with respect to Investor Class Shares, Class B Shares, and Class C Shares, respectively, for the year ended May 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $19,893,795 and $1,999,410, respectively, for the year ended May 31, 2003.














                                                                     (Continued)

                                   WISDOM FUND

                             ADDITIONAL INFORMATION

                                  May 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustee and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustee and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustee received aggregate compensation of $3,000 during the fiscal year ended May 31, 2003 from the Fund for his services to the Fund and Trust. The officers did not receive compensation from the Fund for their services to the Fund and Trust.

---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                             Position(s)  Length                                           Complex
         Name, Age,           held with   of Time        Principal Occupation(s)         Overseen by        Other Directorships
        and Address          Fund/Trust   Served           During Past 5 Years             Trustee            Held by Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                        Independent Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Jack E. Brinson, 70          Trustee     Since    Retired;  Previously,  President  of       1       Independent  Trustee  - Gardner
                                         1997     Brinson   Investment  Co.  (personal               Lewis  Investment Trust for the
                                                  investments) President   of  Brinson               and three series of that trust;
                                                  Chevrolet,  Inc. (auto  dealership)                The Nottingham Investment Trust
                                                                                                     II for the eight series of that
                                                                                                     trust; Hillman Capital
                                                                                                     Management Investment Trust for
                                                                                                     two series of that trust; and
                                                                                                     de Leon Funds Trust for the
                                                                                                     one series of that trust  (all
                                                                                                     registered investment
                                                                                                     companies)
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                            Officers
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Douglas Davenport, 52     President,  Since    President  (since  1998) of  Atlanta      n/a                    n/a
Atlanta Investment  Counsel, Treasurer,  2003     Investment Counsel,  LLC (Advisor of
LLC                          Principal            the Fund);  previously,  stockbroker
3717 Haddon Hall Road, NW    Executive            at Lehman Brothers
Suite 200                    Officer,
Atlanta, GA  30327           and
                             Principal
                             Financial
                             Officer
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Frank Watson III, 32      Secretary   Since    President   and   Chief    Operating      n/a                    n/a
                                         1997     Officer    (since   1999)   of   The
                                                  Nottingham                   Company
                                                  (Administrator    to   the    Fund);
                                                  previously,  Chief Operating Officer
                                                  of The Nottingham Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Julian G. Winters, 34        Assistant   Since    Vice            President-Compliance      n/a                    n/a
                             Treasurer   2003     Administration  (since  1998) of The
                             and                  Nottingham   Company;    previously,
                             Assistant            Fund  Accountant  at The  Nottingham
                             Secretary            Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel:  (212) 436-2000
Fax:  (212) 436-5000
www.deloitte.com                                                        Deloitte
                                                                        & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of New Providence Investment Trust and Shareholders of Wisdom Fund:


We have audited the accompanying statement of assets and liabilities of Wisdom Fund (the "Fund") (a portfolio of New Providence Investment Trust), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wisdom Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
June 27, 2003

___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank)

                    (This page was intentionally left blank)

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust



                                 CLASS B SHARES


                                  ANNUAL REPORT


                         FOR THE YEAR ENDED MAY 31, 2003




                               INVESTMENT ADVISOR
                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                    Suite 200
                             Atlanta, Georgia 30327


                                   WISDOM FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                        Rocky Mount, North Carolina 27803
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wisdom Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                  WISDOM FUND
                          Annual Report to Shareholders
                                  July 23, 2003


To Our Fellow Shareholders:

What a difference a quarter makes. Investors should never underestimate the ability of the stock market to surprise and humble investors over the short term. That is why we rely on valuation analysis, which we believe, is a primary driver of investment returns over several years and longer.

Several risks impacted returns over the last year:

     o Structural risks including high debt levels and the sizable U.S. dependence on foreign capital,
     o    Deflation, which could be a by-product of high debt levels,
     o Inflation, which could eventually be ignited by attempts to fight deflation, and
     o    Geopolitical risks including terrorism.

We believe that current asset prices suggest returns of 6-9% for equity-type assets on average, over the next five years. The reality is that returns could be significantly different if growth rates are abnormally high or low or if assets become overvalued or undervalued. So, even though we believe the most likely range of returns is 6-9%, it's not hard to imagine returns being two percentage points higher or lower and, along the way, individual returns could be significantly higher or lower. The sad reality is that returns were so high in the 1990s that they effectively borrowed from the future. The bear market brought things back to reality and beyond and now we've had a bounce back to fair value. How can we do better?

We believe that Atlanta Investment Counsel's added value is the function of the quality of the research and our discipline. At times of extreme greed and fear this is particularly difficult because emotion can cloud judgment. We view one of the most important parts of our job as helping to avoid the emotional ties that can lead to buying and selling at the wrong time.

As of May 31, 2003, the fund had about a 37% allocation to the financial services and the multiline and property and casualty insurance areas. We like these areas because we believe: (1) valuations tend to be low relative to earnings, (2) great management can make a big difference and add value, (3) most competitors are generally mediocre and above-average managers are rare, (4)
growth opportunities are open-ended because market shares tend to be low, markets are large and they are businesses that don't become obsolete, and (5) reported earnings are generally cash earnings.

We remain both pleased and proud that the long-term track record of the fund remains positive and solidly ahead of the passive investment alternative of the S&P 500. Our efforts have met our goals and exceeded our own expectations during the fund's operation in the tumultuous time frame of 2000-2002.

We advise shareholders to maintain modest positive return expectations and also to sustain their confidence. We have selected portfolio companies that, in our opinion, retain the ability to perform well in their respective industries in an improved economic climate.

We find ourselves in an environment that is quite different from what most investors have grown used to over the past two decades. We have gone through the worst bear market in a generation, but have seen investors come back to the market again. We believe that we are well positioned for the environment we are faced with and remain confident we can continue to add substantial value.

C. Douglas Davenport, J.D.
Portfolio Manager-Wisdom Fund


________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

                                   WISDOM FUND

                                 CLASS B SHARES

                     Performance Update - $10,000 Investment
       For the period from November 16, 1999 (Commencement of Operations)
                                 to May 31, 2003

--------------------------------------------------------------------------------
                       Wisdom Fund                    S&P 500 Total
                      Class B Shares                   Return Index
--------------------------------------------------------------------------------
   11/16/99              $10,000                        $10,000
   02/29/00                8,613                          9,655
   05/31/00                9,815                         10,070
   08/31/00               10,307                         10,787
   11/30/00               11,164                          9,373
   02/28/01               10,841                          8,863
   05/31/01               10,757                          9,007
   08/31/01               10,499                          8,156
   11/30/01               10,588                          8,227
   02/28/02               11,000                          8,020
   05/31/02               11,479                          7,760
   08/31/02               10,551                          6,689
   11/30/02               10,531                          6,868
   02/28/03                9,792                          6,201
   05/31/03               10,650                          7,134



This graph depicts the performance of the Wisdom Fund - Class B Shares (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

      ------------------------------ -------------- ---------------------
                                                       Since 11/16/99
                                        One Year       (Commencement
                                                       of Operations)
      ------------------------------ -------------- ---------------------

             No Sales Charges            (4.61)%            2.60 %
      ------------------------------ -------------- ---------------------
           Maximum Sales Charge          (8.42)%            1.80 %
      ------------------------------ -------------- ---------------------


>> The graph assumes an initial $10,000 investment at November 16, 1999 (commencement of operations) and reflects the deduction of the applicable maximum contingent deferred sales charge ("CDSC"), taken on the last business day of the most recently completed fiscal year. The table above includes the maximum CDSC corresponding to the length of time that the investment was held as noted. The CDSC for the Class B Shares declines from 4% to 0% over seven years; and the Class B Shares are converted to Investor Class Shares of the Fund after eight years, without the imposition of any sales charges. All dividends and distributions are reinvested.

>> At May 31, 2003, the value of the Fund's Class B Shares would have increased to $10,650 - a cumulative total investment return of 6.50% since November 16, 1999. Without the deduction of the 3% maximum CDSC for the length of time the investment was held, the value of the Fund's Class B Shares would have increased to $10,950 - a cumulative total investment return of 9.50% since November 16, 1999. The CDSC may be waived or reduced under certain circumstances.

>> At May 31, 2003, a similar investment in the S&P 500 Total Return Index would have decreased to $7,134 - a cumulative total investment return of (28.66)% since November 16, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 69.00%

      Apparel Manufacturing - 0.43%
        (a)Jones Apparel Group, Inc. .............................................                     5,310           $    155,902
                                                                                                                       ------------

      Beverages - 7.10%
           The Coca-Cola Company .................................................                    56,830              2,589,743
                                                                                                                       ------------

      Building Materials - 0.45%
           Lowe's Companies, Inc. ................................................                     3,230                136,500
        (a)USG Corporation .......................................................                     2,400                 27,936
                                                                                                                       ------------
                                                                                                                            164,436
                                                                                                                       ------------
      Chemicals - 0.20%
           Great Lakes Chemical Corporation ......................................                     3,220                 74,157
                                                                                                                       ------------

      Commercial Services - 2.09%
           First American Corporation ............................................                     7,770                210,412
           H&R Block, Inc. .......................................................                     3,320                135,921
           Moody's Corporation ...................................................                     8,005                417,460
                                                                                                                       ------------
                                                                                                                            763,793
                                                                                                                       ------------
      Computer Software & Services - 0.45%
           First Data Corporation ................................................                     3,970                164,437
                                                                                                                       ------------

      Cosmetics & Personal Care - 2.89%
           The Gillette Company ..................................................                    31,380              1,054,682
                                                                                                                       ------------

      Financial - Banks, Money Center - 2.40%
           Wells Fargo Company ...................................................                    18,122                875,293
                                                                                                                       ------------

      Financial Services - 7.58%
           American Express Company ..............................................                    37,050              1,543,503
           M&T Bank Corp. ........................................................                     2,030                180,771
           MBIA, Inc. ............................................................                    19,500                975,975
           SunTrust Banks, Inc. ..................................................                     1,100                 65,230
                                                                                                                       ------------
                                                                                                                          2,765,479
                                                                                                                       ------------
      Food - Wholesale - 1.02%
           Sysco Corporation .....................................................                    12,000                371,280
                                                                                                                       ------------

      Furniture & Home Appliances - 0.43%
           Ethan Allen Interiors, Inc. ...........................................                     4,430                157,841
                                                                                                                       ------------

      Health Care Services - 0.28%
        (a)Iron Mountain, Inc. ...................................................                     2,600                102,700
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Industrial Materials - Specialty - 0.10%
           Dover Corporation .....................................................                     1,200           $     36,372
                                                                                                                       ------------

      Insurance - Life & Health - 1.71%
           AFLAC, INCORPORATED ...................................................                    11,060                363,985
           Brown & Brown, Inc. ...................................................                     7,330                259,848
                                                                                                                       ------------
                                                                                                                            623,833
                                                                                                                       ------------
      Insurance - Multiline - 14.47%
           Ambac Financial Group, Inc. ...........................................                     6,580                438,952
           American International Group, Inc. ....................................                    23,150              1,339,922
           American National Insurance Company ...................................                     1,300                111,332
           Arthur J. Gallagher & Co. .............................................                    13,100                356,975
           Cincinnati Financial Corp. ............................................                    11,400                423,168
           Odyssey Re Holdings Corp. .............................................                    14,100                290,883
           PartnerRe Ltd. ........................................................                    11,005                584,585
           RenaissanceRe Holdings Ltd. ...........................................                    25,478              1,138,867
           The Chubb Corporation .................................................                     7,400                473,822
           Willis Group Holdings Limited .........................................                     3,800                120,156
                                                                                                                       ------------
                                                                                                                          5,278,662
                                                                                                                       ------------
      Insurance - Property & Casualty - 15.37%
           ACE Limited ...........................................................                     3,847                140,800
           Everest Re Group, Ltd. ................................................                    11,215                818,695
           Fidelity National Financial, Inc. .....................................                    20,421                634,488
           Leucadia National Corporation .........................................                     7,000                266,980
        (a)Markel Corporation ....................................................                     4,600              1,160,350
           The Progressive Corporation ...........................................                    21,460              1,545,120
           Wesco Financial Corporation ...........................................                       386                116,958
           White Mountains Insurance Group Ltd. ..................................                       900                369,900
           XL Capital Ltd. .......................................................                     6,375                554,944
                                                                                                                       ------------
                                                                                                                          5,608,235
                                                                                                                       ------------
      Manufacturing - 0.30%
        (a)American Standard Company, Inc. .......................................                     1,500                110,985
                                                                                                                       ------------

      Metal Fabrication & Hardware - 0.06%
        (a)Mueller Industries, Inc. ..............................................                       850                 22,261
                                                                                                                       ------------

      Oil & Gas - International - 0.21%
           PetroChina Co., Ltd. ..................................................                     3,000                 75,960
                                                                                                                       ------------

      Packaging & Containers - 0.10%
        (a)Sealed Air Corporation ................................................                       852                 37,394
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Publishing - Newspapers - 1.37%
           Gannett Co., Inc. .....................................................                       623           $     49,217
           The Washington Post Company ...........................................                       620                449,190
                                                                                                                       ------------
                                                                                                                            498,407
                                                                                                                       ------------
      Real Estate Investment Trusts - 0.45%
           HRPT Properties Trust .................................................                       575                  5,457
           Tanger Factory Outlet Centers, Inc. ...................................                     2,735                 88,340
           The Town & Country Trust ..............................................                     3,156                 72,083
                                                                                                                       ------------
                                                                                                                            165,880
                                                                                                                       ------------
      Restaurants & Food Service - 0.75%
           Wendy's International Inc. ............................................                     4,300                129,473
        (a)Yum! Brands Inc. ......................................................                     5,150                143,994
                                                                                                                       ------------
                                                                                                                            273,467
                                                                                                                       ------------
      Retail - Specialty Line - 1.91%
           La-Z-Boy, Inc. ........................................................                     3,000                 65,730
           The Sherwin-Williams Company ..........................................                    13,970                382,499
        (a)Zale Corporation ......................................................                     6,800                247,180
                                                                                                                       ------------
                                                                                                                            695,409
                                                                                                                       ------------
      Retirement/Aged Care - 0.00%
        (a)Five Star Quality Care, Inc. ..........................................                         4                      5
                                                                                                                       ------------

      Shoes - Leather - 0.26%
           Brown Shoe Co., Inc. ..................................................                     3,300                 93,555
                                                                                                                       ------------

      Textiles - 3.24%
        (a)Mohawk Industries, Inc. ...............................................                    20,495              1,182,766
                                                                                                                       ------------

      Transportation - Miscellaneous - 0.11%
           GATX Corporation ......................................................                     2,342                 39,791
                                                                                                                       ------------

      Utilities - Energy - 3.27%
           Entergy Corporation ...................................................                     4,050                209,344
           FPL Group, Inc. .......................................................                     5,865                389,847
           Kinder Morgan, Inc. ...................................................                     8,700                444,135
           Progress Energy, Inc. .................................................                     3,150                148,207
                                                                                                                       ------------
                                                                                                                          1,191,533
                                                                                                                       ------------

           Total Common Stocks (Cost $22,780,283) ..........................................................             25,174,258
                                                                                                                       ------------






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.46%

      Evergreen Institutional Municipal Money Market Fund ............................             1,330,554           $  1,330,554
      PIMCO High Yield Fund ..........................................................               188,453              1,756,383
                                                                                                                       ------------

           Total Investment Companies (Cost $3,048,258) ....................................................              3,086,937
                                                                                                                       ------------


                                                                                                   Principal
                                                                                                   ---------
U.S. GOVERNMENT OBLIGATIONS - 21.93%

      United States Treasury Bill due 06/26/03 ..................................                 $8,007,000              8,000,779
             (Cost $8,000,884)                                                                    ----------           ------------

Total Value of Investments (Cost $33,829,425 (b)) ...............................                      99.39 %         $ 36,261,974
Other Assets Less Liabilities ...................................................                       0.61 %              222,081
                                                                                                  ----------           ------------
      Net Assets ................................................................                     100.00 %         $ 36,484,055
                                                                                                  ==========           ============




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $33,819,028. Unrealized  appreciation/(depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................           $  3,015,979
           Unrealized depreciation .........................................................................               (573,033)
                                                                                                                       ------------

           Net unrealized appreciation .....................................................................           $  2,442,946
                                                                                                                       ============

















See accompanying notes to financial statements


                                                             WISDOM FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 2003


ASSETS
      Investments, at value (cost $33,829,425) ........................................................                $ 36,261,974
      Income receivable ...............................................................................                      30,869
      Receivable for fund shares sold .................................................................                     237,728
      Other assets ....................................................................................                       9,133
                                                                                                                       ------------

           Total assets ...............................................................................                  36,539,704
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      52,637
      Payable for fund shares redeemed ................................................................                       3,012
                                                                                                                       ------------

           Total liabilities ..........................................................................                      55,649
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 36,484,055
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 34,464,630
      Accumulated net realized loss on investments ....................................................                    (413,124)
      Net unrealized appreciation on investments ......................................................                   2,432,549
                                                                                                                       ------------
                                                                                                                       $ 36,484,055
                                                                                                                       ============
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($4,228,602/380,431 shares) ................................................................                $      11.12
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($13,824,651/1,245,792 shares) .............................................................                $      11.10
                                                                                                                       ============
      Maximum offering price per share (100/94.25 of $11.10) ..........................................                $      11.78
                                                                                                                       ============

CLASS B SHARES
      Net asset value, redemption and offering price per share
           ($12,795,975/1,166,958 shares) .............................................................                $      10.97
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($5,634,827/511,666 shares) ................................................................                $      11.01
                                                                                                                       ============











See accompanying notes to financial statements

                                                             WISDOM FUND

                                                       STATEMENT OF OPERATIONS

                                                       Year ended May 31, 2003


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................             $     72,117
           Dividends .....................................................................................                  266,529
                                                                                                                       ------------

               Total income ..............................................................................                  338,646
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                  125,108
           Fund administration fees (note 2) .............................................................                   31,277
           Distribution and service fees - Investor Class Shares (note 3) ................................                   22,154
           Distribution and service fees - Class B Shares (note 3) .......................................                   87,376
           Distribution and service fees - Class C Shares (note 3) .......................................                   35,604
           Custody fees ..................................................................................                    9,275
           Registration and filing administration fees (note 2) ..........................................                   23,931
           Fund accounting fees (note 2) .................................................................                   56,502
           Audit fees ....................................................................................                   16,475
           Legal fees ....................................................................................                   21,458
           Securities pricing fees .......................................................................                    4,866
           Shareholder recordkeeping fees ................................................................                   38,859
           Other accounting fees (note 2) ................................................................                    1,052
           Shareholder servicing expenses ................................................................                   10,018
           Registration and filing expenses ..............................................................                   50,159
           Printing expenses .............................................................................                   13,335
           Trustee fees and meeting expenses .............................................................                    3,890
           Other operating expenses ......................................................................                   10,249
                                                                                                                       ------------

               Total expenses ............................................................................                  561,588
                                                                                                                       ------------

               Less:
                    Expense reimbursements (note 2) ......................................................                     (624)
                    Investment advisory fees waived (note 2) .............................................                   (9,452)
                                                                                                                       ------------

               Net expenses ..............................................................................                  551,512
                                                                                                                       ------------

                    Net investment loss ..................................................................                 (212,866)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (179,255)
      Increase in unrealized appreciation on investments .................................................                1,023,603
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................                  844,348
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $    631,482
                                                                                                                       ============


See accompanying notes to financial statements

                                                             WISDOM FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years ended May 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................             $   (212,866)         $    (55,987)
         Net realized loss from investment transactions ............................                 (179,255)             (233,249)
         Increase in unrealized appreciation on investments ........................                1,023,603               972,562
                                                                                                 ------------          ------------
              Net increase in net assets resulting from operations .................                  631,482               683,326
                                                                                                 ------------          ------------
     Distributions to shareholders from
         Net realized gain from investment transactions - Institutional Class Shares                        0               (30,682)
         Net realized gain from investment transactions - Investor Class Shares ....                        0               (15,741)
         Net realized gain from investment transactions - Class B Shares ...........                        0               (15,865)
         Net realized gain from investment transactions - Class C Shares ...........                        0               (10,533)
                                                                                                 ------------          ------------
              Decrease in net assets resulting from distributions ..................                        0               (72,821)
                                                                                                 ------------          ------------
     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......               23,073,111             4,966,991
                                                                                                 ------------          ------------

                     Total increase in net assets ..................................               23,704,593             5,577,496

NET ASSETS
     Beginning of year .............................................................               12,779,462             7,201,966
                                                                                                 ------------          ------------

     End of year ...................................................................             $ 36,484,055          $ 12,779,462
                                                                                                 ============          ============
(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                   2003                                       2002
                                                        Shares               Value                 Shares                 Value
---------------------------------------------------  -------------------------------------------------------------------------------
              INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold ......................................         59,533          $    629,968                44,137          $    469,606
Shares issued for reinvestment of distributions ..              0                     0                 2,873                30,682
Shares redeemed ..................................        (19,266)             (200,123)                  (10)                 (106)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................         40,267          $    429,845                47,000          $    500,182
                                                     ============          ============          ============          ============
---------------------------------------------------
                 INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold ......................................      1,186,944          $ 12,484,955               179,059          $  1,939,701
Shares issued for reinvestment of distributions ..              0                     0                 1,412                15,119
Shares redeemed ..................................       (178,198)           (1,844,784)              (59,071)             (596,651)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      1,008,746          $ 10,640,171               121,400          $  1,358,169
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS B SHARES
---------------------------------------------------
Shares sold ......................................        869,053          $  9,061,351               328,961          $  3,657,636
Shares issued for reinvestment of distributions ..              0                     0                   984                10,520
Shares redeemed ..................................        (76,569)             (796,003)             (120,721)           (1,289,873)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        792,484          $  8,265,348               209,224          $  2,378,283
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS C SHARES
---------------------------------------------------
Shares sold ......................................        401,147          $  4,218,789                81,920          $    907,685
Shares issued for reinvestment of distributions ..              0                     0                   971                10,423
Shares redeemed ..................................        (46,073)             (481,042)              (16,796)             (187,751)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        355,074          $  3,737,747                66,095          $    730,357
                                                     ============          ============          ============          ============
---------------------------------------------------
                   FUND SUMMARY
---------------------------------------------------
Shares sold ......................................      2,516,677          $ 26,395,063               634,077          $  6,974,628
Shares issued for reinvestment of distributions ..              0                     0                 6,240                66,744
Shares redeemed ..................................       (320,106)           (3,321,952)             (196,598)           (2,074,381)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      2,196,571          $ 23,073,111               443,719          $  4,966,991
                                                     ============          ============          ============          ============

See accompanying notes to financial statements

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002          2001           2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $     11.54    $     10.80    $      9.90    $      9.91    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ................         (0.03)         (0.02)          0.17           0.18           0.04
        Net realized and unrealized (loss) gain
            on investments ..........................         (0.39)          0.85           0.90          (0.01)         (0.09)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations ........         (0.42)          0.83           1.07           0.17          (0.05)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income .......................          0.00           0.00          (0.17)         (0.18)         (0.04)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------
            Total distributions .....................          0.00          (0.09)         (0.17)         (0.18)         (0.04)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period ......................   $     11.12    $     11.54    $     10.80    $      9.90    $      9.91
                                                        ===========    ===========    ===========    ===========    ===========
Total return ........................................         (3.64)%         7.78 %        10.70 %         1.64 %        (0.45)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period ........................   $ 4,228,602    $ 3,924,962    $ 3,164,763    $ 2,710,312    $   498,213
                                                        ===========    ===========    ===========    ===========    ===========


   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.67 %         3.19 %         3.30 %         5.05 %        23.94 %(b)
        After expense reimbursements and waived fees           1.62 %         1.71 %         0.26 %         0.00 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.30)%        (1.65)%        (1.47)%        (2.87)%       (22.69)%(b)
        After expense reimbursements and waived fees          (0.25)%        (0.17)%         1.57 %         2.18 %         1.26 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.



                                                                                                                        (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002           2001          2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $     11.56    $     10.84    $      9.93    $      9.92    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ...............          (0.04)         (0.04)          0.13           0.12           0.02
        Net realized and unrealized (loss) gain
            on investments .........................          (0.42)          0.85           0.91           0.01          (0.08)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations .......          (0.46)          0.81           1.04           0.13          (0.06)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ......................           0.00           0.00          (0.13)         (0.12)         (0.02)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------

            Total distributions ....................           0.00          (0.09)         (0.13)         (0.12)         (0.02)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period .....................    $     11.10    $     11.56    $     10.84    $      9.93    $      9.92
                                                        ===========    ===========    ===========    ===========    ===========

Total return (c) ...................................          (3.98)%         7.57 %        10.41 %         1.36 %        (0.58)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .......................    $13,824,651    $ 2,739,727    $ 1,253,515    $   656,212    $        99
                                                        ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.91 %         3.39 %         3.86 %         4.29 %        15.49 %(b)
        After expense reimbursements and waived fees           1.87 %         1.96 %         0.68 %         0.25 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.56)%        (1.91)%        (1.97)%        (1.96)%       (14.68)%(b)
        After expense reimbursements and waived fees          (0.53)%        (0.48)%         1.21 %         2.08 %         0.81 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)


                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS B SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                           2003           2002           2001         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................        $     11.50    $     10.87    $      9.97    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.10)         (0.07)          0.06           0.04
        Net realized and unrealized (loss) gain on investments               (0.43)          0.79           0.90          (0.23)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.06)         (0.04)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.06)         (0.04)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     10.97    $     11.50    $     10.87    $      9.97
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.61)%         6.72 %         9.60 %        (1.85)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $12,795,975    $ 4,307,197    $ 1,796,569    $ 1,168,374
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.14 %         4.33 %         4.09 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.28 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.50)%        (1.78)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.23)%         0.56 %         1.31 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001          2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................         $     11.54    $     10.91    $      9.98    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.09)         (0.10)          0.03           0.03
        Net realized and unrealized (loss) gain on investments               (0.44)          0.82           0.93          (0.22)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.03)         (0.03)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.03)         (0.03)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     11.01    $     11.54    $     10.91    $      9.98
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.59)%         6.69 %         9.64 %        (1.86)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $ 5,634,827    $ 1,807,576    $   987,119    $   173,395
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.18 %         4.44 %         4.07 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.41 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.62)%        (1.77)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.19)%         0.40 %         1.30 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                      See accompanying notes to financial statements

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Wisdom Fund (the "Fund") is a diversified series of shares of beneficial interest of the New Providence Investment Trust (the "Trust"), an open-ended management investment company. The Trust was organized on July 9, 1997 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on February 16, 1999. The investment objective of the Fund is to seek maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions. The Board of Trustees of the Trust (the "Trustees") approved, on October 7, 1999, a plan to authorize two new classes of shares designated as Class B Shares and Class C Shares. On November 16, 1999, the Class B Shares and Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into four classes - Institutional Class Shares, Investor Class Shares, Class B shares and Class C shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are not attributable to the Institutional Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $212,866 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decreasing paid-in capital.

                  The Fund has capital loss carryforwards for federal income tax purposes of $339,603, of which $174,661 expires in the year 2010 and $164,942 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant  to  an  investment  advisory  agreement,  Atlanta  Investment
         Counsel, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.50% of the first $500 million of the Fund's average daily net assets and 0.40% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.00% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.75% of the average daily net assets of the Fund's Class B Shares and Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $9,452 and reimbursed $624 of the operating expenses incurred by the Fund for the year ended May 31, 2003.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration shall not be less than $2,000 per month. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, including transaction fees, with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.





                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended May 31, 2003, the Distributor retained sales charges in the amount of $24,085.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted distribution and service plans pursuant to Rule 12b-1 of the Act (the "Plans") applicable to the Investor Class Shares, Class B Shares, and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plans provide that the Fund may incur certain costs, which may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets or 1.00% per annum of the Class B Shares or Class C Shares for each year elapsed subsequent to adoption of the Plans, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares, Class B Shares and Class C Shares in the Fund or support servicing of those classes' shareholder accounts. The Fund incurred $22,154, $87,376, and $35,604, in distribution and service fees under the Plans with respect to Investor Class Shares, Class B Shares, and Class C Shares, respectively, for the year ended May 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $19,893,795 and $1,999,410, respectively, for the year ended May 31, 2003.














                                                                     (Continued)

                                   WISDOM FUND

                             ADDITIONAL INFORMATION

                                  May 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustee and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustee and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustee received aggregate compensation of $3,000 during the fiscal year ended May 31, 2003 from the Fund for his services to the Fund and Trust. The officers did not receive compensation from the Fund for their services to the Fund and Trust.

---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                             Position(s)  Length                                           Complex
         Name, Age,           held with   of Time        Principal Occupation(s)         Overseen by        Other Directorships
        and Address          Fund/Trust   Served           During Past 5 Years             Trustee            Held by Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                        Independent Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Jack E. Brinson, 70          Trustee     Since    Retired;  Previously,  President  of       1       Independent  Trustee  - Gardner
                                         1997     Brinson   Investment  Co.  (personal               Lewis  Investment Trust for the
                                                  investments) President   of  Brinson               and three series of that trust;
                                                  Chevrolet,  Inc. (auto  dealership)                The Nottingham Investment Trust
                                                                                                     II for the eight series of that
                                                                                                     trust; Hillman Capital
                                                                                                     Management Investment Trust for
                                                                                                     two series of that trust; and
                                                                                                     de Leon Funds Trust for the
                                                                                                     one series of that trust  (all
                                                                                                     registered investment
                                                                                                     companies)
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                            Officers
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Douglas Davenport, 52     President,  Since    President  (since  1998) of  Atlanta      n/a                    n/a
Atlanta Investment  Counsel, Treasurer,  2003     Investment Counsel,  LLC (Advisor of
LLC                          Principal            the Fund);  previously,  stockbroker
3717 Haddon Hall Road, NW    Executive            at Lehman Brothers
Suite 200                    Officer,
Atlanta, GA  30327           and
                             Principal
                             Financial
                             Officer
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Frank Watson III, 32      Secretary   Since    President   and   Chief    Operating      n/a                    n/a
                                         1997     Officer    (since   1999)   of   The
                                                  Nottingham                   Company
                                                  (Administrator    to   the    Fund);
                                                  previously,  Chief Operating Officer
                                                  of The Nottingham Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Julian G. Winters, 34        Assistant   Since    Vice            President-Compliance      n/a                    n/a
                             Treasurer   2003     Administration  (since  1998) of The
                             and                  Nottingham   Company;    previously,
                             Assistant            Fund  Accountant  at The  Nottingham
                             Secretary            Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel:  (212) 436-2000
Fax:  (212) 436-5000
www.deloitte.com                                                        Deloitte
                                                                        & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of New Providence Investment Trust and Shareholders of Wisdom Fund:


We have audited the accompanying statement of assets and liabilities of Wisdom Fund (the "Fund") (a portfolio of New Providence Investment Trust), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wisdom Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
June 27, 2003

___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank)

                    (This page was intentionally left blank)

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust



                                 CLASS C SHARES


                                  ANNUAL REPORT


                         FOR THE YEAR ENDED MAY 31, 2003




                               INVESTMENT ADVISOR
                         Atlanta Investment Counsel, LLC
                            3717 Haddon Hall Road, NW
                                    Suite 200
                             Atlanta, Georgia 30327


                                   WISDOM FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                        Rocky Mount, North Carolina 27803
                                 1-800-525-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wisdom Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                  WISDOM FUND
                          Annual Report to Shareholders
                                  July 23, 2003


To Our Fellow Shareholders:

What a difference a quarter makes. Investors should never underestimate the ability of the stock market to surprise and humble investors over the short term. That is why we rely on valuation analysis, which we believe, is a primary driver of investment returns over several years and longer.

Several risks impacted returns over the last year:

     o Structural risks including high debt levels and the sizable U.S. dependence on foreign capital,
     o    Deflation, which could be a by-product of high debt levels,
     o Inflation, which could eventually be ignited by attempts to fight deflation, and
     o    Geopolitical risks including terrorism.

We believe that current asset prices suggest returns of 6-9% for equity-type assets on average, over the next five years. The reality is that returns could be significantly different if growth rates are abnormally high or low or if assets become overvalued or undervalued. So, even though we believe the most likely range of returns is 6-9%, it's not hard to imagine returns being two percentage points higher or lower and, along the way, individual returns could be significantly higher or lower. The sad reality is that returns were so high in the 1990s that they effectively borrowed from the future. The bear market brought things back to reality and beyond and now we've had a bounce back to fair value. How can we do better?

We believe that Atlanta Investment Counsel's added value is the function of the quality of the research and our discipline. At times of extreme greed and fear this is particularly difficult because emotion can cloud judgment. We view one of the most important parts of our job as helping to avoid the emotional ties that can lead to buying and selling at the wrong time.

As of May 31, 2003, the fund had about a 37% allocation to the financial services and the multiline and property and casualty insurance areas. We like these areas because we believe: (1) valuations tend to be low relative to earnings, (2) great management can make a big difference and add value, (3) most competitors are generally mediocre and above-average managers are rare, (4)
growth opportunities are open-ended because market shares tend to be low, markets are large and they are businesses that don't become obsolete, and (5) reported earnings are generally cash earnings.

We remain both pleased and proud that the long-term track record of the fund remains positive and solidly ahead of the passive investment alternative of the S&P 500. Our efforts have met our goals and exceeded our own expectations during the fund's operation in the tumultuous time frame of 2000-2002.

We advise shareholders to maintain modest positive return expectations and also to sustain their confidence. We have selected portfolio companies that, in our opinion, retain the ability to perform well in their respective industries in an improved economic climate.

We find ourselves in an environment that is quite different from what most investors have grown used to over the past two decades. We have gone through the worst bear market in a generation, but have seen investors come back to the market again. We believe that we are well positioned for the environment we are faced with and remain confident we can continue to add substantial value.

C. Douglas Davenport, J.D.
Portfolio Manager-Wisdom Fund


________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

                                   WISDOM FUND

                                 CLASS C SHARES

                     Performance Update - $10,000 Investment
       For the period from November 16, 1999 (Commencement of Operations)
                                 to May 31, 2003

--------------------------------------------------------------------------------
                         Wisdom Fund                   S&P 500 Total
                        Class C Shares                 Return Index
--------------------------------------------------------------------------------
  11/16/99                $10,000                        $10,000
  02/29/00                  8,613                          9,655
  05/31/00                  9,814                         10,070
  08/31/00                 10,306                         10,787
  11/30/00                 11,161                          9,373
  02/28/01                 10,839                          8,863
 5/31/2001                 10,760                          9,007
  08/31/01                 10,494                          8,156
  11/30/01                 10,592                          8,227
  02/28/02                 10,993                          8,020
 5/31/2002                 11,480                          7,760
  08/31/02                 10,565                          6,689
  11/30/02                 10,535                          6,868
  02/28/03                  9,809                          6,201
 5/31/2003                 10,953                          7,134





This graph depicts the performance of the Wisdom Fund - Class C Shares (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

       ------------------------------ ------------- ---------------------
                                                        Since 11/16/99
                                         One Year       (Commencement
                                                        of Operations)
       ------------------------------ ------------- ---------------------
              No Sales Charges           (4.59)%            2.60 %
       ------------------------------ ------------- ---------------------
           1% Maximum Sales Charge       (5.55)%            2.60 %
       ------------------------------ ------------- ---------------------


>> The graph assumes an initial $10,000 investment at November 16, 1999 (commencement of operations). The deduction of the maximum contingent deferred sales charge ("CDSC") is not reflected in the graph because the CDSC for the Class C Shares declines to 0% after the first year. However, the CDSC is reflected in the return table above as applicable. The CDSC may be waived or reduced under certain circumstances. All dividends and distributions are reinvested.

>> At May 31, 2003, the value of the Fund's Class C Shares would have increased to $10,953 - a cumulative total investment return of 9.53% since November 16, 1999.

>> At May 31, 2003, a similar investment in the S&P 500 Total Return Index would have decreased to $7,134 - a cumulative total investment return of (28.66)% since November 16, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 69.00%

      Apparel Manufacturing - 0.43%
        (a)Jones Apparel Group, Inc. .............................................                     5,310           $    155,902
                                                                                                                       ------------

      Beverages - 7.10%
           The Coca-Cola Company .................................................                    56,830              2,589,743
                                                                                                                       ------------

      Building Materials - 0.45%
           Lowe's Companies, Inc. ................................................                     3,230                136,500
        (a)USG Corporation .......................................................                     2,400                 27,936
                                                                                                                       ------------
                                                                                                                            164,436
                                                                                                                       ------------
      Chemicals - 0.20%
           Great Lakes Chemical Corporation ......................................                     3,220                 74,157
                                                                                                                       ------------

      Commercial Services - 2.09%
           First American Corporation ............................................                     7,770                210,412
           H&R Block, Inc. .......................................................                     3,320                135,921
           Moody's Corporation ...................................................                     8,005                417,460
                                                                                                                       ------------
                                                                                                                            763,793
                                                                                                                       ------------
      Computer Software & Services - 0.45%
           First Data Corporation ................................................                     3,970                164,437
                                                                                                                       ------------

      Cosmetics & Personal Care - 2.89%
           The Gillette Company ..................................................                    31,380              1,054,682
                                                                                                                       ------------

      Financial - Banks, Money Center - 2.40%
           Wells Fargo Company ...................................................                    18,122                875,293
                                                                                                                       ------------

      Financial Services - 7.58%
           American Express Company ..............................................                    37,050              1,543,503
           M&T Bank Corp. ........................................................                     2,030                180,771
           MBIA, Inc. ............................................................                    19,500                975,975
           SunTrust Banks, Inc. ..................................................                     1,100                 65,230
                                                                                                                       ------------
                                                                                                                          2,765,479
                                                                                                                       ------------
      Food - Wholesale - 1.02%
           Sysco Corporation .....................................................                    12,000                371,280
                                                                                                                       ------------

      Furniture & Home Appliances - 0.43%
           Ethan Allen Interiors, Inc. ...........................................                     4,430                157,841
                                                                                                                       ------------

      Health Care Services - 0.28%
        (a)Iron Mountain, Inc. ...................................................                     2,600                102,700
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Industrial Materials - Specialty - 0.10%
           Dover Corporation .....................................................                     1,200           $     36,372
                                                                                                                       ------------

      Insurance - Life & Health - 1.71%
           AFLAC, INCORPORATED ...................................................                    11,060                363,985
           Brown & Brown, Inc. ...................................................                     7,330                259,848
                                                                                                                       ------------
                                                                                                                            623,833
                                                                                                                       ------------
      Insurance - Multiline - 14.47%
           Ambac Financial Group, Inc. ...........................................                     6,580                438,952
           American International Group, Inc. ....................................                    23,150              1,339,922
           American National Insurance Company ...................................                     1,300                111,332
           Arthur J. Gallagher & Co. .............................................                    13,100                356,975
           Cincinnati Financial Corp. ............................................                    11,400                423,168
           Odyssey Re Holdings Corp. .............................................                    14,100                290,883
           PartnerRe Ltd. ........................................................                    11,005                584,585
           RenaissanceRe Holdings Ltd. ...........................................                    25,478              1,138,867
           The Chubb Corporation .................................................                     7,400                473,822
           Willis Group Holdings Limited .........................................                     3,800                120,156
                                                                                                                       ------------
                                                                                                                          5,278,662
                                                                                                                       ------------
      Insurance - Property & Casualty - 15.37%
           ACE Limited ...........................................................                     3,847                140,800
           Everest Re Group, Ltd. ................................................                    11,215                818,695
           Fidelity National Financial, Inc. .....................................                    20,421                634,488
           Leucadia National Corporation .........................................                     7,000                266,980
        (a)Markel Corporation ....................................................                     4,600              1,160,350
           The Progressive Corporation ...........................................                    21,460              1,545,120
           Wesco Financial Corporation ...........................................                       386                116,958
           White Mountains Insurance Group Ltd. ..................................                       900                369,900
           XL Capital Ltd. .......................................................                     6,375                554,944
                                                                                                                       ------------
                                                                                                                          5,608,235
                                                                                                                       ------------
      Manufacturing - 0.30%
        (a)American Standard Company, Inc. .......................................                     1,500                110,985
                                                                                                                       ------------

      Metal Fabrication & Hardware - 0.06%
        (a)Mueller Industries, Inc. ..............................................                       850                 22,261
                                                                                                                       ------------

      Oil & Gas - International - 0.21%
           PetroChina Co., Ltd. ..................................................                     3,000                 75,960
                                                                                                                       ------------

      Packaging & Containers - 0.10%
        (a)Sealed Air Corporation ................................................                       852                 37,394
                                                                                                                       ------------



                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Publishing - Newspapers - 1.37%
           Gannett Co., Inc. .....................................................                       623           $     49,217
           The Washington Post Company ...........................................                       620                449,190
                                                                                                                       ------------
                                                                                                                            498,407
                                                                                                                       ------------
      Real Estate Investment Trusts - 0.45%
           HRPT Properties Trust .................................................                       575                  5,457
           Tanger Factory Outlet Centers, Inc. ...................................                     2,735                 88,340
           The Town & Country Trust ..............................................                     3,156                 72,083
                                                                                                                       ------------
                                                                                                                            165,880
                                                                                                                       ------------
      Restaurants & Food Service - 0.75%
           Wendy's International Inc. ............................................                     4,300                129,473
        (a)Yum! Brands Inc. ......................................................                     5,150                143,994
                                                                                                                       ------------
                                                                                                                            273,467
                                                                                                                       ------------
      Retail - Specialty Line - 1.91%
           La-Z-Boy, Inc. ........................................................                     3,000                 65,730
           The Sherwin-Williams Company ..........................................                    13,970                382,499
        (a)Zale Corporation ......................................................                     6,800                247,180
                                                                                                                       ------------
                                                                                                                            695,409
                                                                                                                       ------------
      Retirement/Aged Care - 0.00%
        (a)Five Star Quality Care, Inc. ..........................................                         4                      5
                                                                                                                       ------------

      Shoes - Leather - 0.26%
           Brown Shoe Co., Inc. ..................................................                     3,300                 93,555
                                                                                                                       ------------

      Textiles - 3.24%
        (a)Mohawk Industries, Inc. ...............................................                    20,495              1,182,766
                                                                                                                       ------------

      Transportation - Miscellaneous - 0.11%
           GATX Corporation ......................................................                     2,342                 39,791
                                                                                                                       ------------

      Utilities - Energy - 3.27%
           Entergy Corporation ...................................................                     4,050                209,344
           FPL Group, Inc. .......................................................                     5,865                389,847
           Kinder Morgan, Inc. ...................................................                     8,700                444,135
           Progress Energy, Inc. .................................................                     3,150                148,207
                                                                                                                       ------------
                                                                                                                          1,191,533
                                                                                                                       ------------

           Total Common Stocks (Cost $22,780,283) ..........................................................             25,174,258
                                                                                                                       ------------






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.46%

      Evergreen Institutional Municipal Money Market Fund ............................             1,330,554           $  1,330,554
      PIMCO High Yield Fund ..........................................................               188,453              1,756,383
                                                                                                                       ------------

           Total Investment Companies (Cost $3,048,258) ....................................................              3,086,937
                                                                                                                       ------------


                                                                                                   Principal
                                                                                                   ---------
U.S. GOVERNMENT OBLIGATIONS - 21.93%

      United States Treasury Bill due 06/26/03 ..................................                 $8,007,000              8,000,779
             (Cost $8,000,884)                                                                    ----------           ------------

Total Value of Investments (Cost $33,829,425 (b)) ...............................                      99.39 %         $ 36,261,974
Other Assets Less Liabilities ...................................................                       0.61 %              222,081
                                                                                                  ----------           ------------
      Net Assets ................................................................                     100.00 %         $ 36,484,055
                                                                                                  ==========           ============




      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $33,819,028. Unrealized  appreciation/(depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................           $  3,015,979
           Unrealized depreciation .........................................................................               (573,033)
                                                                                                                       ------------

           Net unrealized appreciation .....................................................................           $  2,442,946
                                                                                                                       ============

















See accompanying notes to financial statements


                                                             WISDOM FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 2003


ASSETS
      Investments, at value (cost $33,829,425) ........................................................                $ 36,261,974
      Income receivable ...............................................................................                      30,869
      Receivable for fund shares sold .................................................................                     237,728
      Other assets ....................................................................................                       9,133
                                                                                                                       ------------

           Total assets ...............................................................................                  36,539,704
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      52,637
      Payable for fund shares redeemed ................................................................                       3,012
                                                                                                                       ------------

           Total liabilities ..........................................................................                      55,649
                                                                                                                       ------------

NET ASSETS ............................................................................................                $ 36,484,055
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 34,464,630
      Accumulated net realized loss on investments ....................................................                    (413,124)
      Net unrealized appreciation on investments ......................................................                   2,432,549
                                                                                                                       ------------
                                                                                                                       $ 36,484,055
                                                                                                                       ============
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($4,228,602/380,431 shares) ................................................................                $      11.12
                                                                                                                       ============

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($13,824,651/1,245,792 shares) .............................................................                $      11.10
                                                                                                                       ============
      Maximum offering price per share (100/94.25 of $11.10) ..........................................                $      11.78
                                                                                                                       ============

CLASS B SHARES
      Net asset value, redemption and offering price per share
           ($12,795,975/1,166,958 shares) .............................................................                $      10.97
                                                                                                                       ============

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($5,634,827/511,666 shares) ................................................................                $      11.01
                                                                                                                       ============











See accompanying notes to financial statements

                                                             WISDOM FUND

                                                       STATEMENT OF OPERATIONS

                                                       Year ended May 31, 2003


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................             $     72,117
           Dividends .....................................................................................                  266,529
                                                                                                                       ------------

               Total income ..............................................................................                  338,646
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                  125,108
           Fund administration fees (note 2) .............................................................                   31,277
           Distribution and service fees - Investor Class Shares (note 3) ................................                   22,154
           Distribution and service fees - Class B Shares (note 3) .......................................                   87,376
           Distribution and service fees - Class C Shares (note 3) .......................................                   35,604
           Custody fees ..................................................................................                    9,275
           Registration and filing administration fees (note 2) ..........................................                   23,931
           Fund accounting fees (note 2) .................................................................                   56,502
           Audit fees ....................................................................................                   16,475
           Legal fees ....................................................................................                   21,458
           Securities pricing fees .......................................................................                    4,866
           Shareholder recordkeeping fees ................................................................                   38,859
           Other accounting fees (note 2) ................................................................                    1,052
           Shareholder servicing expenses ................................................................                   10,018
           Registration and filing expenses ..............................................................                   50,159
           Printing expenses .............................................................................                   13,335
           Trustee fees and meeting expenses .............................................................                    3,890
           Other operating expenses ......................................................................                   10,249
                                                                                                                       ------------

               Total expenses ............................................................................                  561,588
                                                                                                                       ------------

               Less:
                    Expense reimbursements (note 2) ......................................................                     (624)
                    Investment advisory fees waived (note 2) .............................................                   (9,452)
                                                                                                                       ------------

               Net expenses ..............................................................................                  551,512
                                                                                                                       ------------

                    Net investment loss ..................................................................                 (212,866)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                 (179,255)
      Increase in unrealized appreciation on investments .................................................                1,023,603
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................                  844,348
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $    631,482
                                                                                                                       ============


See accompanying notes to financial statements

                                                             WISDOM FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Years ended May 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
     Operations
         Net investment loss .......................................................             $   (212,866)         $    (55,987)
         Net realized loss from investment transactions ............................                 (179,255)             (233,249)
         Increase in unrealized appreciation on investments ........................                1,023,603               972,562
                                                                                                 ------------          ------------
              Net increase in net assets resulting from operations .................                  631,482               683,326
                                                                                                 ------------          ------------
     Distributions to shareholders from
         Net realized gain from investment transactions - Institutional Class Shares                        0               (30,682)
         Net realized gain from investment transactions - Investor Class Shares ....                        0               (15,741)
         Net realized gain from investment transactions - Class B Shares ...........                        0               (15,865)
         Net realized gain from investment transactions - Class C Shares ...........                        0               (10,533)
                                                                                                 ------------          ------------
              Decrease in net assets resulting from distributions ..................                        0               (72,821)
                                                                                                 ------------          ------------
     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......               23,073,111             4,966,991
                                                                                                 ------------          ------------

                     Total increase in net assets ..................................               23,704,593             5,577,496

NET ASSETS
     Beginning of year .............................................................               12,779,462             7,201,966
                                                                                                 ------------          ------------

     End of year ...................................................................             $ 36,484,055          $ 12,779,462
                                                                                                 ============          ============
(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                   2003                                       2002
                                                        Shares               Value                 Shares                 Value
---------------------------------------------------  -------------------------------------------------------------------------------
              INSTITUTIONAL CLASS SHARES
---------------------------------------------------
Shares sold ......................................         59,533          $    629,968                44,137          $    469,606
Shares issued for reinvestment of distributions ..              0                     0                 2,873                30,682
Shares redeemed ..................................        (19,266)             (200,123)                  (10)                 (106)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................         40,267          $    429,845                47,000          $    500,182
                                                     ============          ============          ============          ============
---------------------------------------------------
                 INVESTOR CLASS SHARES
---------------------------------------------------
Shares sold ......................................      1,186,944          $ 12,484,955               179,059          $  1,939,701
Shares issued for reinvestment of distributions ..              0                     0                 1,412                15,119
Shares redeemed ..................................       (178,198)           (1,844,784)              (59,071)             (596,651)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      1,008,746          $ 10,640,171               121,400          $  1,358,169
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS B SHARES
---------------------------------------------------
Shares sold ......................................        869,053          $  9,061,351               328,961          $  3,657,636
Shares issued for reinvestment of distributions ..              0                     0                   984                10,520
Shares redeemed ..................................        (76,569)             (796,003)             (120,721)           (1,289,873)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        792,484          $  8,265,348               209,224          $  2,378,283
                                                     ============          ============          ============          ============
---------------------------------------------------
                  CLASS C SHARES
---------------------------------------------------
Shares sold ......................................        401,147          $  4,218,789                81,920          $    907,685
Shares issued for reinvestment of distributions ..              0                     0                   971                10,423
Shares redeemed ..................................        (46,073)             (481,042)              (16,796)             (187,751)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................        355,074          $  3,737,747                66,095          $    730,357
                                                     ============          ============          ============          ============
---------------------------------------------------
                   FUND SUMMARY
---------------------------------------------------
Shares sold ......................................      2,516,677          $ 26,395,063               634,077          $  6,974,628
Shares issued for reinvestment of distributions ..              0                     0                 6,240                66,744
Shares redeemed ..................................       (320,106)           (3,321,952)             (196,598)           (2,074,381)
                                                     ------------          ------------          ------------          ------------
     Net increase ................................      2,196,571          $ 23,073,111               443,719          $  4,966,991
                                                     ============          ============          ============          ============

See accompanying notes to financial statements

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002          2001           2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................   $     11.54    $     10.80    $      9.90    $      9.91    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ................         (0.03)         (0.02)          0.17           0.18           0.04
        Net realized and unrealized (loss) gain
            on investments ..........................         (0.39)          0.85           0.90          (0.01)         (0.09)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations ........         (0.42)          0.83           1.07           0.17          (0.05)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income .......................          0.00           0.00          (0.17)         (0.18)         (0.04)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------
            Total distributions .....................          0.00          (0.09)         (0.17)         (0.18)         (0.04)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period ......................   $     11.12    $     11.54    $     10.80    $      9.90    $      9.91
                                                        ===========    ===========    ===========    ===========    ===========
Total return ........................................         (3.64)%         7.78 %        10.70 %         1.64 %        (0.45)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period ........................   $ 4,228,602    $ 3,924,962    $ 3,164,763    $ 2,710,312    $   498,213
                                                        ===========    ===========    ===========    ===========    ===========


   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.67 %         3.19 %         3.30 %         5.05 %        23.94 %(b)
        After expense reimbursements and waived fees           1.62 %         1.71 %         0.26 %         0.00 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.30)%        (1.65)%        (1.47)%        (2.87)%       (22.69)%(b)
        After expense reimbursements and waived fees          (0.25)%        (0.17)%         1.57 %         2.18 %         1.26 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.



                                                                                                                        (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                            2003           2002           2001          2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $     11.56    $     10.84    $      9.93    $      9.92    $     10.00

   (Loss) income from investment operations
        Net investment (loss) income ...............          (0.04)         (0.04)          0.13           0.12           0.02
        Net realized and unrealized (loss) gain
            on investments .........................          (0.42)          0.85           0.91           0.01          (0.08)
                                                        -----------    -----------    -----------    -----------    -----------

            Total from investment operations .......          (0.46)          0.81           1.04           0.13          (0.06)
                                                        -----------    -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ......................           0.00           0.00          (0.13)         (0.12)         (0.02)
        Net realized gain from investment transactions         0.00          (0.09)          0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------    -----------

            Total distributions ....................           0.00          (0.09)         (0.13)         (0.12)         (0.02)
                                                        -----------    -----------    -----------    -----------    -----------

Net asset value, end of period .....................    $     11.10    $     11.56    $     10.84    $      9.93    $      9.92
                                                        ===========    ===========    ===========    ===========    ===========

Total return (c) ...................................          (3.98)%         7.57 %        10.41 %         1.36 %        (0.58)%
                                                        ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .......................    $13,824,651    $ 2,739,727    $ 1,253,515    $   656,212    $        99
                                                        ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees          1.91 %         3.39 %         3.86 %         4.29 %        15.49 %(b)
        After expense reimbursements and waived fees           1.87 %         1.96 %         0.68 %         0.25 %         0.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees         (0.56)%        (1.91)%        (1.97)%        (1.96)%       (14.68)%(b)
        After expense reimbursements and waived fees          (0.53)%        (0.48)%         1.21 %         2.08 %         0.81 %(b)

   Portfolio turnover rate                                     9.28 %         6.78 %        15.46 %        41.69 %         7.04 %

(a) For the period from February 16, 1999 (commencement of operations) to May 31, 1999.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)


                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS B SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                           2003           2002           2001         2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................        $     11.50    $     10.87    $      9.97    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.10)         (0.07)          0.06           0.04
        Net realized and unrealized (loss) gain on investments               (0.43)          0.79           0.90          (0.23)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.06)         (0.04)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.06)         (0.04)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     10.97    $     11.50    $     10.87    $      9.97
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.61)%         6.72 %         9.60 %        (1.85)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $12,795,975    $ 4,307,197    $ 1,796,569    $ 1,168,374
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.14 %         4.33 %         4.09 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.28 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.50)%        (1.78)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.23)%         0.56 %         1.31 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                                                         (Continued)

                                                             WISDOM FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                    For the Periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001          2000 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................         $     11.54    $     10.91    $      9.98    $     10.20

   (Loss) income from investment operations
        Net investment (loss) income .........................               (0.09)         (0.10)          0.03           0.03
        Net realized and unrealized (loss) gain on investments               (0.44)          0.82           0.93          (0.22)
                                                                       -----------    -----------    -----------    -----------

            Total from investment operations .................               (0.53)          0.72           0.96          (0.19)
                                                                       -----------    -----------    -----------    -----------

   Distributions to shareholders from
        Net investment income ................................                0.00           0.00          (0.03)         (0.03)
        Net realized gain from investment transactions .......                0.00          (0.09)          0.00           0.00
                                                                       -----------    -----------    -----------    -----------

            Total distributions ..............................                0.00          (0.09)         (0.03)         (0.03)
                                                                       -----------    -----------    -----------    -----------

Net asset value, end of period ...............................         $     11.01    $     11.54    $     10.91    $      9.98
                                                                       ===========    ===========    ===========    ===========

Total return (c) .............................................               (4.59)%         6.69 %         9.64 %        (1.86)%
                                                                       ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of period .................................         $ 5,634,827    $ 1,807,576    $   987,119    $   173,395
                                                                       ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                         2.66 %         4.18 %         4.44 %         4.07 %(b)
        After expense reimbursements and waived fees                          2.62 %         2.71 %         1.41 %         1.00 %(b)

   Ratio of net investment (loss) income to average net assets
        Before expense reimbursements and waived fees                        (1.31)%        (2.66)%        (2.62)%        (1.77)%(b)
        After expense reimbursements and waived fees                         (1.27)%        (1.19)%         0.40 %         1.30 %(b)

   Portfolio turnover rate                                                    9.28 %         6.78 %        15.46 %        41.69 %

(a) For the period from November 16, 1999 (commencement of operations) to May 31, 2000.

(b) Annualized.

(c) Total return does not reflect payment of a sales charge.






                                                                                      See accompanying notes to financial statements

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Wisdom Fund (the "Fund") is a diversified series of shares of beneficial interest of the New Providence Investment Trust (the "Trust"), an open-ended management investment company. The Trust was organized on July 9, 1997 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on February 16, 1999. The investment objective of the Fund is to seek maximum total return consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions. The Board of Trustees of the Trust (the "Trustees") approved, on October 7, 1999, a plan to authorize two new classes of shares designated as Class B Shares and Class C Shares. On November 16, 1999, the Class B Shares and Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into four classes - Institutional Class Shares, Investor Class Shares, Class B shares and Class C shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are not attributable to the Institutional Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $212,866 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decreasing paid-in capital.

                  The Fund has capital loss carryforwards for federal income tax purposes of $339,603, of which $174,661 expires in the year 2010 and $164,942 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant  to  an  investment  advisory  agreement,  Atlanta  Investment
         Counsel, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.50% of the first $500 million of the Fund's average daily net assets and 0.40% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.00% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.75% of the average daily net assets of the Fund's Class B Shares and Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $9,452 and reimbursed $624 of the operating expenses incurred by the Fund for the year ended May 31, 2003.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration shall not be less than $2,000 per month. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, including transaction fees, with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.





                                                                     (Continued)

                                   WISDOM FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2003



         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended May 31, 2003, the Distributor retained sales charges in the amount of $24,085.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted distribution and service plans pursuant to Rule 12b-1 of the Act (the "Plans") applicable to the Investor Class Shares, Class B Shares, and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plans provide that the Fund may incur certain costs, which may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets or 1.00% per annum of the Class B Shares or Class C Shares for each year elapsed subsequent to adoption of the Plans, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares, Class B Shares and Class C Shares in the Fund or support servicing of those classes' shareholder accounts. The Fund incurred $22,154, $87,376, and $35,604, in distribution and service fees under the Plans with respect to Investor Class Shares, Class B Shares, and Class C Shares, respectively, for the year ended May 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $19,893,795 and $1,999,410, respectively, for the year ended May 31, 2003.














                                                                     (Continued)

                                   WISDOM FUND

                             ADDITIONAL INFORMATION

                                  May 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustee and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustee and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustee received aggregate compensation of $3,000 during the fiscal year ended May 31, 2003 from the Fund for his services to the Fund and Trust. The officers did not receive compensation from the Fund for their services to the Fund and Trust.

---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                             Position(s)  Length                                           Complex
         Name, Age,           held with   of Time        Principal Occupation(s)         Overseen by        Other Directorships
        and Address          Fund/Trust   Served           During Past 5 Years             Trustee            Held by Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                        Independent Trustee
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Jack E. Brinson, 70          Trustee     Since    Retired;  Previously,  President  of       1       Independent  Trustee  - Gardner
                                         1997     Brinson   Investment  Co.  (personal               Lewis  Investment Trust for the
                                                  investments) President   of  Brinson               and three series of that trust;
                                                  Chevrolet,  Inc. (auto  dealership)                The Nottingham Investment Trust
                                                                                                     II for the eight series of that
                                                                                                     trust; Hillman Capital
                                                                                                     Management Investment Trust for
                                                                                                     two series of that trust; and
                                                                                                     de Leon Funds Trust for the
                                                                                                     one series of that trust  (all
                                                                                                     registered investment
                                                                                                     companies)
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
                                                            Officers
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Douglas Davenport, 52     President,  Since    President  (since  1998) of  Atlanta      n/a                    n/a
Atlanta Investment  Counsel, Treasurer,  2003     Investment Counsel,  LLC (Advisor of
LLC                          Principal            the Fund);  previously,  stockbroker
3717 Haddon Hall Road, NW    Executive            at Lehman Brothers
Suite 200                    Officer,
Atlanta, GA  30327           and
                             Principal
                             Financial
                             Officer
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
C. Frank Watson III, 32      Secretary   Since    President   and   Chief    Operating      n/a                    n/a
                                         1997     Officer    (since   1999)   of   The
                                                  Nottingham                   Company
                                                  (Administrator    to   the    Fund);
                                                  previously,  Chief Operating Officer
                                                  of The Nottingham Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------
Julian G. Winters, 34        Assistant   Since    Vice            President-Compliance      n/a                    n/a
                             Treasurer   2003     Administration  (since  1998) of The
                             and                  Nottingham   Company;    previously,
                             Assistant            Fund  Accountant  at The  Nottingham
                             Secretary            Company
---------------------------- ----------- -------- ------------------------------------- ------------ -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel:  (212) 436-2000
Fax:  (212) 436-5000
www.deloitte.com                                                        Deloitte
                                                                        & Touche


INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of New Providence Investment Trust and Shareholders of Wisdom Fund:


We have audited the accompanying statement of assets and liabilities of Wisdom Fund (the "Fund") (a portfolio of New Providence Investment Trust), including the portfolio of investments, as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wisdom Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
June 27, 2003

___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank)

                    (This page was intentionally left blank)

________________________________________________________________________________


                                   WISDOM FUND

________________________________________________________________________________

                 a series of the New Providence Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

                                     PART C
                                     ======

                                    FORM N-1A

                                OTHER INFORMATION

ITEM 23. Exhibits
         --------

         (a)      Declaration of Trust.^1

         (b)      By-laws.^1

         (c) Certificates for shares not issued. Articles V, VI, VIII, IX and X of the Declaration of Trust, previously filed as Exhibit
                  (a) hereto, define the rights of shareholders.^1

         (d)      Investment  Advisory  Agreement  between  the  New  Providence
                  Investment Trust ("Registrant") and Atlanta Investment Counsel, L.L.C., as Adviser, with respect to the Wisdom Fund. ^5

         (e) Distribution Agreement between the Registrant and Capital Investment Group, Inc., as Distributor.^5

         (f)      Not Applicable.

         (g)(1) Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank).^9

         (g)(2)   First Addendum to the Master Custodian  Agreement  between The
                  Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                  (successor by merger to First Union National Bank).^9

         (g)(3)   Second Addendum to the Master Custodian  Agreement between The
                  Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                  (successor by merger to First Union National Bank).

         (g)(4)   Third Addendum to the Master Custodian  Agreement  between The
                  Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                  (successor by merger to First Union National Bank).

         (g)(5)   Fourth Addendum to the Master Custodian  Agreement between The
                  Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                  (successor by merger to First Union National Bank).

         (g)(6)   Individual  Custodian  Agreement  between the  Registrant  and
                  Wachovia Bank, N.A. (successor by merger to First Union National Bank), as Custodian with respect to the Wisdom Fund. ^9

         (h)(1)   Amended  and   Restated   Fund   Accounting   and   Compliance
                  Administration   Agreement  between  the  Registrant  and  The
                  Nottingham Management Company, as Administrator.^8

         (h)(2) Dividend Disbursing and Transfer Agent Agreement between the Registrant and North Carolina Shareholder Services, LLC, as Transfer Agent.^4

         (h)(3)   Amendment  to  the  Dividend  Disbursing  and  Transfer  Agent
                  Agreement   between   the   Registrant   and  North   Carolina
                  Shareholder Services, LLC, as Transfer Agent.^8

         (h)(4)   Expense  Limitation   Agreement  between  the  Registrant  and
                  Atlanta Investment Counsel, L.L.C.^7

         (h)(5) Amendment to the Expense Limitation Agreement between the Registrant and Atlanta Investment Counsel, L.L.C.^8

         (i)(1) Opinion and Consent of Dechert, Counsel, regarding the legality of the securities being registered with respect to the Institutional Class Shares and Investor Class Shares of the Wisdom Fund.^4

         (i)(2) Opinion and Consent of Dechert, Counsel, regarding the legality of the securities being registered with respect to the Class B Shares and the Class C Shares of the Wisdom Fund.^6

         (i)(3)   Consent of Dechert, Counsel, with respect  to the Wisdom Fund.
                  ^7

         (j)      Consent  of   Deloitte  &  Touche  LLP,   Independent   Public
                  Accountants, with respect to the Wisdom Fund.

         (k)      Not applicable.

         (l)      Initial Capital Agreement with respect to the Wisdom Fund.^8

         (m)(1) Plan of Distribution Pursuant to Rule 12b-1 for the Wisdom Fund Investor Class Shares.^5

         (m)(2) Plan of Distribution Pursuant to Rule 12b-1 for the Wisdom Fund Class B Shares.^7

         (m)(3) Plan of Distribution Pursuant to Rule 12b-1 for the Wisdom Fund Class C Shares.^7

         (n)      Amended  and  Restated  Multiple  Class Plan  Pursuant to Rule
                  18f-3.^7

         (o)      Reserved.

         (p)(1)   Amended and Restated Code of Ethics for the Registrant.^9

         (p)(2) Amended and Restated Code of Ethics for Atlanta Investment Counsel, L.L.C.^9

         (q)      Copy of Powers of Attorney.

-----------------------
1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed July 16, 1997 (File No. 333-31359).

2. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Pre-Effective Amendment No. 1 filed September 25, 1997 (File No. 333-31359).

3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 1 filed September 29, 1998 (File No. 333-31359).

4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 2 filed October 22, 1998 (File No. 333-31359).

5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 6 filed August 2, 1999 (File No. 333-31359).

6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 7 filed September 9, 1999 (File No. 333-31359).

7. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 9 filed September 29, 2000 (File No. 333-31359).

8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 10 filed October 1, 2001 (File No. 333-31359).

9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A Post-Effective Amendment No. 11 filed September 30, 2002 (File No. 333-31359).

ITEM 24. Persons  Controlled by or Under Common Control with the Registrant
         -----------------------------------------------------------------

         No person is controlled by or under common control with the Registrant.


ITEM 25. Indemnification
         ---------------

         The  Declaration  of  Trust  and  Bylaws  of  the  Registrant   contain
         provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

         The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

         No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

         The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

         Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

         This indemnification will be provided with respect to an action, suit, or proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

         In addition to foregoing statements, the Registrant has entered into an Investment Advisory Agreement with its Adviser and a Distribution Agreement with its Distributor. These agreements provide indemnification for the respective investment advisers, distributors and their affiliates. Some of these persons may also be serving as trustees and officers of the Trust.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 26. Business and other Connections of the Investment Advisor
         --------------------------------------------------------

         See the Prospectuses section entitled "Management of the Fund", the Statement of Additional Information section entitled "Management and Other Service Providers" and the Investment Adviser's Form ADV filed with the Securities and Exchange Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Adviser of the Registrant.
         Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser are or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Adviser currently serves solely as investment adviser to Wisdom Fund and has no other clients.


ITEM 27. Principal Underwriter
         ---------------------

(a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, The Chesapeake Core Growth Fund, the Capital Value Fund, the EARNEST Partners Fixed Income Trust, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, the WST Growth Fund, the Wisdom Fund, The Hillman Total Return Fund, The Hillman Aggressive Equity Fund, the Turnaround Fund, the CM Advisers Fund, and the PMFM ETF Portfolio Trust.

(b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of the Distributor and each such person is 17 Glenwood Avenue Raleigh, North Carolina 27622, telephone: 919-831-2370.

              (1)                         (2)                       (3)
                                 Position and Offices      Positions and Offices
              Name                 With Underwriter           with Registrant
              ----                 ----------------           ---------------

        Richard K. Bryant              President                   None

        E.O. Edgerton, Jr.          Vice President                 None

        Con T. McDonald        Assistant Vice-President            None

        W. Harold Eddins, Jr.  Assistant Vice-President            None

        Annelise Brittain      Assistant Vice-President            None

        Delia Z. Ferrell               Secretary                   None


(c)     Not applicable.


ITEM 28. Location of Accounts and Records
         --------------------------------

         All account books and records not normally held by Wachovia Bank, N.A. (successor by merger to First Union National Bank), the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Management Company d/b/a The Nottingham Company, Fund
         Accountant and Administrator to the Registrant; North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC, Transfer Agent to the Registrant; or by Atlanta Investment Counsel, L.L.C., Adviser to the Wisdom Fund.

         The address of Wachovia Bank, N.A. is 123 S. Broad Street, Philadelphia Pennsylvania 19109. The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of Atlanta Investment Counsel, L.L.C. is 3717 Haddon Hall Road, NW, Suite 200, Atlanta, Georgia 30327.


ITEM 29. Management Services
         -------------------

         None.


ITEM 30. Undertakings
         ------------

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 29th day of September, 2003.


NEW PROVIDENCE INVESTMENT TRUST


By:    /s/ C. Frank Watson III
      ________________________
      C. Frank Watson III
      Secretary


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



      Signature                    Title                     Date
      ---------                    -----                     ----

                *                  Trustee, Chairman         September 29, 2003
_______________________________
Jack E. Brinson

                *                  President, Treasurer,     September 29, 2003
_______________________________    Principal Executive
C. Douglas  Davenport              Officer and Principal
                                   Financial Officer


 /s/ Julian G. Winters             Assistant Treasurer and   September 29, 2003
_______________________________    Assistant Secretary
Julian G. Winters


* By:  /s/ C. Frank Watson III     Dated:  September 29, 2003
      ________________________
      C. Frank Watson III
      Secretary
      Attorney-in-Fact

                                INDEX TO EXHIBITS

                      (FOR POST-EFFECTIVE AMENDMENT NO. 12)
                      -------------------------------------

EXHIBIT NO.
UNDER PART C
OF FORM N-1A      NAME OF EXHIBIT
--------------    ---------------------------------------------

    (g)(3)       Second Addendum to the Master Custodian  Agreement between The
                 Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                 (successor by merger to First Union National Bank)

    (g)(4)       Third Addendum to the Master Custodian  Agreement  between The
                 Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                 (successor by merger to First Union National Bank)

    (g)(5)       Fourth Addendum to the Master Custodian  Agreement between The
                 Nottingham   Management   Company  and  Wachovia  Bank,   N.A.
                 (successor by merger to First Union National Bank)

    (j)          Consent  of   Deloitte  &  Touche  LLP,   Independent   Public
                 Accountants, with respect to the Wisdom Fund

    (q)          Copy of Powers of Attorney